As filed with the Securities and Exchange Commission on November 1, 1996


                                         Registration No. 333-11959



                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM N-14


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / X /


        PRE-EFFECTIVE AMENDMENT NO.                          /   /


           POST-EFFECTIVE AMENDMENT NO. 1                     / X /


                     OPPENHEIMER GROWTH FUND
        (Exact Name of Registrant as Specified in Charter)


      Two World Trade Center, New York, New York, 10048-0203
             (Address of Principal Executive Offices)


                           212-323-0200
                 (Registrant's Telephone Number)


                     Andrew J. Donohue, Esq.
            Executive Vice President & General Counsel
                      OppenheimerFunds, Inc.
      Two World Trade Center, New York, New York 10048-0203
                          (212) 323-0256
             (Name and Address of Agent for Service)

As soon as practicable after the Registration Statement becomes effective. (Approximate Date of Proposed Public Offering)
   It is proposed that this
filing will become effective on November 1, 1996, pursuant to Rule 485(b).

No filing fee is due because the Registrant has previously registered an indefinite number of shares under Rule 24f-2; a Rule 24f-2 notice for the fiscal year ended June 30, 1996 was filed on August 24, 1996 and for the two-month period ended August 31, 1996 was filed on October 30, 1996.

Pursuant to Rule 429, this Registration Statement relates to shares previously registered by the Registrant on Form N-1A (Reg. No. 2-45272; 811-2306).

                CONTENTS OF REGISTRATION STATEMENT



This Registration Statement contains the following pages and documents:

                           Front Cover
                          Contents Page
                      Cross-Reference Sheet


                              Part A

Proxy Statement for Jefferson-Pilot Capital Appreciation Fund, Inc.
                               and
              Prospectus for Oppenheimer Growth Fund


                              Part B

               Statement of Additional Information


                              Part C

                        Other Information
                            Signatures
                             Exhibits

                            FORM N-14
                     OPPENHEIMER GROWTH FUND
                      Cross Reference Sheet

Part A of
Form N-14
Item No.  Proxy Statement and Prospectus Heading and/or Title of Document
--------- ---------------------------------------------------------------
1    (a)  Cross Reference Sheet
     (b)  Front Cover Page
     (c)  *
2    (a)  *
     (b)  Table of Contents
3    (a)  Comparative Fee Tables
     (b)  Synopsis
     (c)  Principal Risk Factors
4 (a)Synopsis; Approval or Disapproval of the Reorganization; Comparison between Growth Fund and JP Fund; Miscellaneous
     (b)Approval or Disapproval of the Reorganization -
      Capitalization Table
5    (a)  Registrant's Prospectus; Comparison Between Growth Fund and JP
     Fund
     (b)  *
     (c)  *
     (d)  *
     (e)  Miscellaneous
     (f)  Miscellaneous
6 (a) Prospectus of Jefferson-Pilot Capital Appreciation Fund, Inc.; Annual Report of Jefferson-Pilot Capital Appreciation Fund, Inc.; Comparison Between Growth Fund and JP Fund
     (b)Miscellaneous
     (c)  *
     (d)  *
7    (a)  Synopsis; Information Concerning the Meeting
     (b)  *
     (c)  Synopsis; Information Concerning the Meeting
8    (a)  Proxy Statement
     (b)  *
9         *

Part B of
Form N-14
Item No.  Statement of Additional Information Heading
--------- -------------------------------------------
10        Cover Page
11        Table of Contents
12   (a)  Registrant's Statement of Additional Information
     (b)  *
     (c)  *
13 (a)Statement of Additional Information about Jefferson-Pilot Capital Appreciation Fund, Inc.
     (b)  *
     (c)  *
14 Registrant's Statement of Additional Information; Statement of Additional Information about Jefferson-Pilot Capital Appreciation Fund, Inc.; Annual Report of Jefferson-Pilot Capital Appreciation Fund, Inc. at 12/31/95; Semi-Annual Report of Jefferson-Pilot Capital Appreciation Fund, Inc. at 6/30/96; Registrant's Annual Report at 8/31/96

Part C of
Form N-14
Item No.  Other Information Heading
--------- -------------------------
15        Indemnification
16        Exhibits
17        Undertakings

_______________
* Not Applicable or negative answer

JEFFERSON-PILOT CAPITAL APPRECIATION FUND, INC.
100 North Greene Street, Greensboro, North Carolina 27420
1-800-458-4498


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held December 3, 1996

To the Shareholders of Jefferson-Pilot Capital Appreciation Fund, Inc.:

Notice is hereby given that a Special Meeting of the Shareholders of Jefferson-Pilot Capital Appreciation Fund, Inc. ("JP Fund"), an open-end, management investment company, will be held at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27420 at 10:00 A.M., local time, on December 3, 1996, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon the approval or disapproval of the Agreement and Plan of Reorganization dated as of October 8, 1996 (the "Reorganization Agreement") by and among JP Fund, Jefferson-Pilot Corporation, Oppenheimer Growth Fund ("Oppenheimer Fund") and OppenheimerFunds, Inc., and the transactions contemplated thereby (the "Reorganization"), including (i) the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for Class
     A shares of Oppenheimer Fund, (ii) the distribution of such shares of Oppenheimer Fund to shareholders of JP Fund in liquidation of JP Fund, and (iii) the cancellation of the outstanding shares of JP Fund ("Proposal 1");

2. To elect to the Board of Directors five (5) directors to hold office until the earlier of (i) the dissolution of JP Fund or (ii) the next annual meeting of shareholders of JP Fund called for the purpose of electing directors, or until their successors are elected and qualified ("Proposal 2");

3. To ratify or reject the selection of McGladrey & Pullen LLP as JP Fund's independent auditors for the current fiscal year ("Proposal 3"); and

4. To act upon such other matters as may properly come before the Meeting.

The Proposals are more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. JP Fund shareholders of record at the close of business on October 10, 1996 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of JP Fund recommends a vote in favor of each Proposal and to elect each of the nominees as Director. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

J. Gregory Poole, Secretary

   November 1, 1996


Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

1. What is the Reorganization?

The proposed Reorganization provides for the transfer of substantially all the assets of Jefferson-Pilot Capital Appreciation Fund, Inc. ("JP Fund") to Oppenheimer Growth Fund ("Oppenheimer Fund"), the issuance of Class A shares of Oppenheimer Fund to JP Fund for distribution to its shareholders and the cancellation of the outstanding shares of JP Fund. The number of Class A shares of Oppenheimer Fund that will be received by shareholders of JP Fund will be determined on the basis of the relative net asset values of Oppenheimer Fund and JP Fund. Although the number of shares of Oppenheimer Fund issued to a shareholder of JP Fund may be greater or fewer than the number of JP Fund shares that he or she holds, the value of the shares of Oppenheimer Fund issued in the Reorganization will be equal to the value of his or her JP Fund shares.

The Reorganization has been proposed in connection with a proposed acquisition by OppenheimerFunds, Inc. ("OFI") of the assets of JP
Investment Management Company ("JPM"), the investment adviser to JP Fund. OFI is discussed in greater detail below.

Shareholders are directed to read the accompanying Proxy Statement and Prospectus for further information about the Reorganization and related matters. Additional information about Oppenheimer Fund is set forth in its accompanying Prospectus.

2. What are the reasons for the Reorganization?

Jefferson-Pilot Corporation ("JPC"), in the course of a review of its business, concluded that it should invest its capital resources in its core insurance business and communications operations rather than investing in the expansion of mutual fund assets being managed by JPM (or another investment management subsidiary). Because managing mutual fund investment portfolios in an efficient and profitable manner can only be achieved by managing aggregate assets significantly in excess of the amount of assets currently being managed by JPM, JPC has decided to sell the assets of JPM and thereby leave the business of managing mutual fund investment portfolios. This decision requires that alternative arrangements be made for the management of the assets of the four mutual funds (including JP
Fund) managed by JPM. The Reorganization would result in OFI taking over management of the investment portfolio of JP Fund when JPM is sold.

3. What benefits to shareholders may result from this Reorganization?

The Board of Directors of JP Fund has determined that, among other things, the Reorganization would afford the shareholders of JP Fund: 1) the capabilities and resources of OFI and its affiliates in the area of equity investment management, distribution, shareholder services and marketing, and 2) the ability to exchange their Oppenheimer Fund shares for shares of a wider variety of funds and portfolios within the OppenheimerFunds family.

4. Who is paying the expenses of the Reorganization?

All expenses of the Reorganization will be paid by the respective investment advisers to JP Fund and Oppenheimer Fund and not JP Fund or Oppenheimer Fund.

   5. Who is OppenheimerFunds, Inc.?

OFI and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OFI has operated as an investment adviser since 1959. OFI is indirectly controlled by Massachusetts Mutual Life Insurance Company. As of September 30, 1996, OFI and a subsidiary had assets of more than $55 billion under management in more than 60 mutual funds.

6. Do the Oppenheimer funds have a sales charge?

Yes, the Oppenheimer funds impose a sales charge, other than their money market funds (with one exception). However, there will be no commission or sales load of any kind charged in connection with the Class A shares issued in this Reorganization. Purchases of Class A shares of Oppenheimer Fund in addition to those received in exchange for JP Fund shares in the Reorganization will, nonetheless, be assessed any applicable sales charge. See the accompanying documents for further details.

7. May I exchange between other Oppenheimer funds without a sales charge or exchange fee?

Yes. As a shareholder of Oppenheimer Fund after this Reorganization, you will be able to exchange your Class A shares for Class A shares of other Oppenheimer funds without payment of any sales charges or exchange fees. Exchange privileges may be modified or discontinued at any time.

8. Where can I get prospectuses and other information on the Oppenheimer funds?

Call OppenheimerFunds Services at 1-(800) 525-7048. They will be pleased to supply you with prospectuses and other documentation with respect to the Oppenheimer funds.

9. After the Reorganization, whom do I contact about my new Oppenheimer Fund account or to initiate a transaction in that account?

Once the Reorganization is approved and effected, you will become a shareholder of Oppenheimer Fund. For information about your new
Oppenheimer Fund account or to initiate a transaction in that account, you may continue to contact your registered representative at your broker/dealer or, in the alternative, OppenheimerFunds Services at 1-(800) 525-7048.

10. Will this Reorganization result in any tax liability to JP Fund, Oppenheimer Fund or to me as a shareholder?

The Reorganization is structured in a manner that is intended to qualify for federal income tax purposes as a tax-free reorganization. The aggregate tax basis of Oppenheimer Fund shares received by you will be the same as the aggregate tax basis of your JP Fund shares prior to the Reorganization, and the holding period of the shares of Oppenheimer Fund received by you will include the period during which you held your JP Fund shares provided that those JP Fund shares were held as capital assets.

Shareholders of JP Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing only relates to the federal income tax consequences of the Reorganization, shareholders of JP Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

JEFFERSON-PILOT CAPITAL APPRECIATION FUND, INC.
100 North Greene Street, Greensboro, North Carolina 27420
1-800-458-4498

PROXY STATEMENT

OPPENHEIMER GROWTH FUND
Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

PROSPECTUS

   This Proxy Statement and Prospectus is being furnished to shareholders of Jefferson-Pilot Capital Appreciation Fund, Inc. ("JP Fund"), an open-end, management investment company, in connection with the solicitation by the Board of Directors of JP Fund (the "Board") of proxies to be used at the Special Meeting of Shareholders of JP Fund, to be held at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27420 at 10:00 A.M., local time, on December 3, 1996, and any adjournments thereof (the "Meeting"). The Board has set October 10, 1996, as the date for the determination of JP Fund shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date").
It is expected that this Proxy Statement and Prospectus will be mailed to shareholders on or about November 1, 1996.

   At the Meeting, shareholders of JP Fund will be asked to consider and vote upon the approval or disapproval of the Agreement and Plan of Reorganization, dated as of October 8, 1996 (the "Reorganization Agreement"), by and among JP Fund, Jefferson-Pilot Corporation ("JPC"), Oppenheimer Growth Fund ("Oppenheimer Fund") and OppenheimerFunds, Inc., ("OFI") and the transactions contemplated by the Reorganization Agreement (the "Reorganization"). The Reorganization Agreement provides for the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for Class A shares of Oppenheimer Fund having a value equal to the aggregate net asset value of the outstanding shares of JP Fund, the distribution of such Class A shares of Oppenheimer Fund to the shareholders of JP Fund in liquidation of JP Fund and the cancellation of the outstanding shares of JP Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each shareholder of JP Fund will receive that number of Class A shares of Oppenheimer Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of JP Fund. This transaction has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes. See "Approval or Disapproval of the Reorganization." At the Meeting, shareholders of JP Fund will also be asked to elect five Directors and ratify the selection of independent auditors.

   Oppenheimer Fund currently offers the individual investor Class A, Class B and Class C shares. A fourth class of shares, Class Y shares, is offered only to certain institutional investors and is not discussed herein. Class A shares are usually sold with a sales charge imposed at the time of purchase (certain purchases aggregating $1.0 million or more ($500,000 as to purchases by certain retirement plans) are not subject to a sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of the date of purchase). Class B shares are sold without a front-end sales charge but may be subject to a CDSC if redeemed within six years of the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC if not held for one year. As a result of the Reorganization, shareholders of JP Fund will receive Class A shares of Oppenheimer Fund and no sales charge will be imposed on the Oppenheimer Fund Class A shares received by JP Fund's shareholders. Because JP Fund has only one class of shares outstanding, Oppenheimer Fund will not issue Class B or Class C shares in the Reorganization. Accordingly, complete information on Class B and Class C shares of Oppenheimer Fund is not included in this Proxy Statement and Prospectus, and no offering of Class B or Class C shares is made hereby.

   Oppenheimer Fund, formerly named "Oppenheimer Special Fund," is a mutual fund that seeks capital appreciation. Oppenheimer Fund does not invest to earn current income to distribute to shareholders. Oppenheimer Fund seeks its investment objective by primarily investing in common stocks of established mid- and large- capitalization growth companies as more fully
described herein.   JP Fund's primary investment objective is to seek long
term capital appreciation; current income through the receipt of interest or dividends from investments is only a secondary objective. JP Fund proposes to achieve these objectives by investing substantially all of its assets in common stocks of companies recognized as leaders in their respective industries as more fully described herein. Shareholders of JP Fund should consider the differences in investment objectives and policies of Oppenheimer Fund and JP Fund. See "Synopsis - Investment Objectives and Policies," "Principal Risk Factors" and "Comparison Between Oppenheimer Fund and JP Fund -Comparison of Investment Objectives, Policies and Restrictions."

Oppenheimer Fund has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of Class A shares of Oppenheimer Fund to be offered to the shareholders of JP Fund pursuant to the Reorganization Agreement. This Proxy Statement and Prospectus relating to the Reorganization also constitutes a Prospectus of Oppenheimer Fund filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to Oppenheimer Fund has been prepared by and is the responsibility of Oppenheimer Fund. Information contained or incorporated by reference herein relating to JP Fund has been prepared by and is the responsibility of JP Fund.

   This Proxy Statement and Prospectus sets forth concisely information about Oppenheimer Fund that a prospective investor should know before voting on the Reorganization. The following documents have been filed with the SEC and are available without charge upon written request to Jefferson-Pilot Investor Services, Inc. ("JPIS"), the distributor for JP Fund, at
P.O. Box 22086, Greensboro, North Carolina 27420, or by calling
1-800-458-4498 (a toll-free number): (i) a Prospectus for JP Fund, dated May 1, 1996, as supplemented October 8, 1996, (information about JP Fund is incorporated herein by reference to JP Fund's May 1, 1996 Prospectus, as supplemented) and (ii) a Statement of Additional Information about JP Fund, dated May 1, 1996 (the "JP Fund Additional Statement"). The most recent
Annual Report and Semi-Annual Report for JP Fund, dated as of December 31,
1995 and June 30, 1996, respectively, are also available without charge upon request to JPIS by calling 1-800-458-4498 (toll-free).

The following documents have been filed with the SEC and are available without charge upon written request to the transfer and shareholder servicing agent for Oppenheimer Fund, OppenheimerFunds Services ("OFS"), at P.O. Box 5270, Denver, Colorado 80217, or by calling 1-800-525-7048 (a toll free number): (i) a Prospectus for Oppenheimer Fund, dated November
1, 1996, which is incorporated herein by reference and a copy of which also accompanies this Proxy Statement and Prospectus; (ii) a Statement of Additional Information about Oppenheimer Fund, dated November 1, 1996 (the "Oppenheimer Fund Additional Statement"), which contains more detailed information about Oppenheimer Fund and its management, and (iii) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Reorganization Additional Statement"), dated November 1, 1996, incorporated herein by reference and filed as part of the Registration Statement, which includes, among other things, the Prospectus for JP Fund, the JP Fund Additional Statement and the Oppenheimer Fund Additional Statement.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

Shares of Oppenheimer Fund are not deposits or obligations of any bank, are not guaranteed or endorsed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated November 1, 1996.
                        TABLE OF CONTENTS
                  PROXY STATEMENT AND PROSPECTUS

COMPARATIVE FEE TABLES

                   Transaction Charges
                   Expenses of Oppenheimer Fund and JP Fund; Pro Forma Expenses Examples

SYNOPSIS
                    Purpose of the Meeting
                    Parties to the Reorganization
                    The Reorganization
                    Vote Required
                    Tax Consequences of the Reorganization
                    Dissenters' Rights
                    Investment Objectives and Policies
                    Investment Advisory and Distribution Plan Fees Purchases, Exchanges and Redemptions

PRINCIPAL RISK FACTORS
                     Stock Investment Risks
                     Foreign Securities
                     Small, Unseasoned Companies
                     Borrowing for Leverage
                     Warrants and Rights
                     Futures

APPROVAL OR DISAPPROVAL OF THE REORGANIZATION (Proposal 1)
                     Background
                     Acquisition Agreement
                     Board Approval of the Reorganization
                     The Reorganization
                     Tax Aspects of the Reorganization
                     Dissenters' Rights
                     Capitalization Table (Unaudited)

   COMPARISON BETWEEN OPPENHEIMER FUND AND JP FUND
               Comparison of Investment Objectives, Policies and Restrictions Special Investment Methods
               Investment Restrictions
               Oppenheimer Fund Performance
               Additional Comparative Information

ELECTION OF DIRECTORS (Proposal 2)
               Information Concerning the Board
               Officers of JP Fund
               Other Information

RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS (Proposal
3)

INFORMATION CONCERNING THE MEETING
              The Meeting
              Record Date; Vote Required; Share Information
              Proxies
              Costs of the Solicitation and the Reorganization

MISCELLANEOUS
              Financial Information
              Public Information
SHAREHOLDER PROPOSALS

OTHER BUSINESS

EXHIBIT A -   Agreement and Plan of Reorganization, dated as of October 8,
              1996, by and among Oppenheimer Growth Fund, Jefferson-Pilot
              Capital Appreciation Fund, Inc., OppenheimerFunds, Inc. and
              Jefferson-Pilot Corporation

ENCLOSURE-    Prospectus of Oppenheimer Growth Fund, dated November 1, 1996
    COMPARATIVE FEE TABLES

Transaction Charges

   Shareholders pay certain expenses directly, such as sales charges and account transaction charges. The schedule of such charges for both JP Fund and Oppenheimer Fund is noted below. Pro forma transaction charges for the combined fund after giving effect to the Reorganization will be the same as charges noted below for Oppenheimer Fund.

                        JP Fund                    Oppenheimer Fund


                                    Class A   Class B   Class C    Class Y

Maximum Initial Sales Load
  Imposed on Purchases (as a %
  of offering price)       4.50%               5.75%          None      None      None
Maximum Sales Load Imposed on
  Reinvested Dividends          None           None      None      None      None
Maximum Deferred Sales
  Load (as a % of the lower
  of the original purchase
  price or redemption
  proceeds)           None           None(1)        5.00%(2)  1.00%(3)  None
Redemption Fee             None           None      None      None      None
Exchange Fee                    None           None      None      None      None



1. If you invest $1 million or more ($500,000 or more for purchases by certain retirement plans) in Class A shares, although you will generally not pay an initial sales charge, you may have to pay a sales charge of up to 1.0% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.

2. If you redeem Class B shares within six years of the beginning of the month in which you purchase them, you may have to pay a contingent deferred sales charge starting at 5.0% in the first year and declining thereafter.

3. If you redeem Class C shares within 12 months of the beginning of the calendar month of buying them, you may have to pay a 1.0% contingent deferred sales charge.

Expenses of Oppenheimer Fund and JP Fund; Pro Forma Expenses

Each fund pays a variety of expenses directly for management of its assets, administration, distribution of shares and other services, and those expenses are reflected in the net asset value per share of each of Oppenheimer Fund and JP Fund. The following calculations are based on the annualized expenses of JP Fund for the six months ended June 30, 1996 and the expenses of Class A shares of Oppenheimer Fund for the 12 months ended June 30, 1996. These amounts are shown as a percentage of the average net assets of JP Fund and of Class A shares of Oppenheimer Fund for that period. The pro forma expenses reflect what the fee schedules would have been at June 30, 1996 if the Reorganization had occurred 12 months prior to that date.

                                                                   ProForma
                 JP Fund(1)     Oppenheimer Fund Class A(2)   Combined Fund(2)
Management Fees        0.50%    0.68%                              0.67%
12b-1 Fees             ----          0.17%                              0.17%
Other Expenses         0.36%    0.21%                              0.21%
Total Fund Operating
Expenses               0.86%    1.06%                                   1.05%

_________
(1) Annualized

(2) Oppenheimer Fund changed its fiscal year-end from June 30 to August 31.  For the two months ended August 31, 1996, the annualized expenses of Class A shares of Oppenheimer Fund were 0.67%, 0.17%, 0.19% and 1.03% for Management Fees, 12b-1 Fees, Other Expenses and Total
Fund Operating Expenses, respectively; with respect to such expenses, pro forma expenses would have been 0.66%, 0.17%, 0.19% and 1.02% for Management Fees, 12b-1 Fees, Other Expenses
and Total Fund Operating Expenses, respectively.


Examples

To attempt to show these expenses over time, the examples shown below have been created. Assume that you make a $1,000 investment in either JP Fund or Oppenheimer Fund or the new combined fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:
                     1 year     3 years    5 years    10 years

Oppenheimer Fund
  Class A Shares     $68        $89        $113       $179

JP Fund              $53        $71        $ 91       $146

Pro Forma Combined
 Fund
  Class A Shares     $68        $89        $112       $178

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of JP Fund to assist them in determining whether to approve or disapprove the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement which is Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Oppenheimer Fund which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Purpose of the Meeting

At the Meeting, shareholders of JP Fund will be asked to approve or disapprove the Reorganization. In addition, shareholders will be requested to elect five Directors of JP Fund and ratify the selection of JP Fund's independent auditors.

Parties to the Reorganization

Oppenheimer Fund is a diversified, open-end, management investment company initially organized in 1972 as a Maryland corporation and was reorganized in 1985 as a Massachusetts business trust. Oppenheimer Fund is located at Two World Trade Center, New York, New York 10048-0203. OFI acts as investment adviser to Oppenheimer Fund. OppenheimerFunds Distributor, Inc. ("OFDI"), a subsidiary of OFI, acts as the distributor of Oppenheimer Fund's shares. OFI and OFDI are also located at Two World Trade Center, New York, New York 10048-0203. Additional information about Oppenheimer Fund is set forth below.

JP Fund is a diversified, open-end, management investment company organized in 1970 as a North Carolina corporation. JP Fund is located at 100 North Greene Street, Greensboro, North Carolina 27420. JP Investment Management Company ("JPM") acts as investment adviser to JP Fund. Jefferson-Pilot Investor Services, Inc. ("JPIS") acts as the distributor of JP Fund's shares. JPM and JPIS are located at P.O. Box 21008 and P.O. Box 22086, respectively, Greensboro, North Carolina 27420. Additional information about JP Fund is set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for the issuance of Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund. JP Fund will retain a small Cash Reserve sufficient to pay any liabilities and expenses of dissolution. The Reorganization Agreement also provides for the distribution by JP Fund of these shares of Oppenheimer Fund to JP Fund shareholders in liquidation of JP Fund. As a result of the Reorganization, each JP Fund shareholder will receive that number of full and fractional Oppenheimer Fund Class A shares equal in value to such shareholder's pro rata interest in the net assets transferred to Oppenheimer Fund as of the Valuation Date (as hereinafter defined). For further information about the Reorganization see "Approval or Disapproval of the Reorganization" below.

For the reasons set forth below under "Approval or Disapproval of the Reorganization -Board Approval of the Reorganization," the Board, including the Directors who are not "interested persons" of JP Fund (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of JP Fund and its shareholders and that the interests of existing JP Fund shareholders will not be diluted as a result of the Reorganization, and recommends approval of the Reorganization by JP Fund shareholders. The Board of Trustees of Oppenheimer Fund has also approved the Reorganization and determined that the interests of existing Oppenheimer Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, JP Fund will continue in existence and the Board will determine whether to pursue alternative actions. The section below entitled "Approval or Disapproval of the Reorganization" sets forth certain information with respect to the background of the Reorganization, including other transactions and agreements entered into, or contemplated to be entered into, by OFI, JPM and certain affiliates of JPM.

Vote Required

Approval of the Reorganization will require the affirmative vote of a majority of the shares of JP Fund entitled to vote at the Meeting. See "Information Concerning the Meeting - Record Date;
Vote Required; Share Information."

Tax Consequences of the Reorganization



As a condition to the closing of the Reorganization, JP Fund and Oppenheimer Fund will have received an opinion of Sutherland, Asbill & Brennan, tax counsel to JP Fund, to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result of such tax-free reorganization, no gain or loss would be recognized by JP Fund, Oppenheimer Fund, or the shareholders of either fund for federal income tax purposes. For further information about the tax consequences of the Reorganization, see "Approval or Disapproval of the Reorganization -Tax Aspects of the Reorganization" below.

Dissenters' Rights

Dissenters' rights of appraisal are generally not available to shareholders of JP Fund with respect to the Reorganization. See
"Approval or Disapproval of the Reorganization - Dissenters'
Rights."



Investment Objectives and Policies

Oppenheimer Fund's investment objective is a fundamental policy, and JP Fund's investment objectives and policies are also fundamental policies. Fundamental policies are those that cannot be changed without the approval of shareholders of that fund. Oppenheimer Fund's investment policies described below are not fundamental unless this Proxy Statement and Prospectus indicates a particular policy is fundamental.

   Oppenheimer Fund invests its assets to seek capital appreciation; it does not seek current income. Oppenheimer Fund emphasizes investment in common stocks issued by established mid- and large- capitalization "growth companies" that, in the opinion of OFI, have better-than-expected earnings prospects but are selling at below-normal valuations. During times of market volatility, temporary defensive investment methods may be stressed. The securities selected for defensive or liquidity purposes may include cash, cash equivalents (such as commercial paper) and U.S. Government securities. However, it is expected that the emphasis of this portion of the portfolio will usually be on short-term debt securities (i.e., those maturing in one year or less from date of purchase).

JP Fund's primary investment objective is long-term capital appreciation. Current income through the receipt of interest or dividends from investments is a secondary objective. JP Fund proposes to achieve these objectives by investing substantially all its assets in publicly-held common stocks of companies recognized as leaders in their respective industries with proven and capable management and that are providing significant products and services to their customers. Investments may be made in other equity securities, including preferred stock and those debt securities convertible into or carrying rights, warrants, or options to purchase common stock or to participate in earnings. JP Fund may also hold cash or invest in short-term securities.

Oppenheimer Fund's and JP Fund's investments may also include securities of foreign governments and companies (limited, in the case of JP Fund, to securities issued by Canadian companies). Oppenheimer Fund and JP Fund may also enter into repurchase agreements, subject to certain limitations. Oppenheimer Fund may also use futures for hedging purposes to try to manage investment risks.

   Shareholders of JP Fund should consider the differences in investment objectives and policies between JP Fund and Oppenheimer Fund, including that, unlike JP Fund, Oppenheimer Fund does not seek current income as an investment objective, Oppenheimer Fund may employ a speculative investment method known as borrowing for leverage and may use futures contracts for hedging purposes. See "Principal Risk Factors" and "Comparison Between Oppenheimer Fund and JP Fund - Comparison of Investment Objectives, Policies and Restrictions."

Investment Advisory and Distribution Plan Fees

Oppenheimer Fund and JP Fund each obtain investment management services from their respective investment advisers pursuant to the terms of their respective investment advisory agreements. Each agreement provides that a management fee is payable to the investment adviser monthly. Oppenheimer Fund pays a management fee to OFI computed on its net asset value as of the close of business each day, which fee declines on additional assets as Oppenheimer Fund increases its asset base, at the annual rate of 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The management fee payable by JP Fund to JPM is at an annual rate of 1/2 of 1% of JP Fund's average daily net asset value. JPM is reimbursed by JP Fund for performing certain shareholder accounting services. Oppenheimer Fund pays OFI to prepare tax returns. JPM has contractually agreed that if in any fiscal year the total of JP Fund's ordinary business expenses (with specified exceptions) exceeds 1% of JP Fund's average daily net asset value, JPM will pay the excess by reducing its management fee by a corresponding amount. OFI has voluntarily undertaken to reimburse Oppenheimer Fund (and reduce Oppenheimer Fund's management fees) to the extent its aggregate expenses (with specified exceptions) in any fiscal year exceed the most stringent state regulatory limit on fund expenses. OFI's undertaking to Oppenheimer Fund is revocable and may be changed or eliminated at any time. Neither fund's management fees were reduced during the past fiscal year.

Oppenheimer Fund has adopted a shareholder Service Plan under Rule 12b-1 of the 1940 Act for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of Oppenheimer Fund. OFDI uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Service Plan. Services to be provided include, among others, answering customer inquiries about Oppenheimer Fund, assisting in establishing and maintaining accounts in Oppenheimer Fund, making Oppenheimer Fund's investment plans available and providing other services at the request of Oppenheimer Fund or OFDI. A description of Oppenheimer Fund's distribution and service plans for Class B and Class C shares is set forth in Oppenheimer Fund's Prospectus. JP Fund has not adopted a plan pursuant to Rule 12b-1 under the 1940 Act.

Purchases, Exchanges and Redemptions

Purchases. Purchases of shares of Oppenheimer Fund and JP Fund may be made directly through OFDI and JPIS, respectively, or through any dealer, broker or financial institution that has a sales agreement with the respective distributor. Subsequent to an initial purchase, additional purchases of JP Fund shares may be made directly from Investors Fiduciary Trust Company, JP Fund's stock transfer and dividend paying agent. A shareholder of Oppenheimer Fund may purchase shares automatically from an account at a domestic bank or other financial institution under the "OppenheimerFunds AccountLink" service. Class A shares of Oppenheimer Fund and shares of JP Fund generally are sold subject to an initial sales charge. The maximum sales charge rate is 1.25% higher (as a percent of the offering price) for Oppenheimer Fund Class A shares than for JP Fund shares. Oppenheimer Fund Class B and Class C shares generally are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption. See "Comparative Fee Tables -- Transaction Charges" above for a complete description of such sales charges.

Class A shares of Oppenheimer Fund and shares of JP Fund may be purchased at reduced sales charges, or may be purchased at net asset value, as described in that fund's Prospectus. Class A shares of Oppenheimer Fund to be issued under the Reorganization Agreement will be issued by Oppenheimer Fund at net asset value without a sales charge. The sales charge on Class A shares of Oppenheimer Fund will only affect shareholders of JP Fund to the extent that they desire to make additional purchases of Class A shares of Oppenheimer Fund in addition to the shares which they will receive as a result of the Reorganization. Future dividends and capital gain distributions of either fund, if any, may be reinvested without sales charge.

Exchanges. Shareholders of Oppenheimer Fund may exchange their shares at net asset value for shares of the same class issued by other mutual funds within the Oppenheimer funds family (over 40 other portfolios), subject to certain conditions. Oppenheimer Fund offers an automatic exchange plan providing for systematic exchanges from Oppenheimer Fund of a specified amount for shares of the same class of other funds within the Oppenheimer funds family. In contrast, holders of JP Fund shares may only exchange such shares for shares issued by Jefferson-Pilot Investment Grade Bond Fund, Inc. ("JP Bond Fund").

Redemptions. Class A shares of Oppenheimer Fund and shares of JP Fund may be redeemed without charge at their respective net asset values per share calculated after the redemption order is received and accepted; however, Class A shares of Oppenheimer Fund that were exempt from the front-end sales charge upon purchase in amounts of more than $1 million (more than $500,000 for purchases by certain retirement plans) may be subject to a CDSC of up to 1.0% upon redemption within 18 months from the end of the calendar month during which such shares were purchased. Such CDSC will be waived for shares issued pursuant to the Reorganization. See "Comparative Fee Tables -- Transaction Charges" above.

Shareholders of Oppenheimer Fund may reinvest redemption proceeds of Class A shares on which an initial sales charge was paid, or the redemption proceeds of Class A or Class B shares on which a CDSC was paid, without imposition of a sales charge, within six months of a redemption at net asset value in Class A shares of Oppenheimer Fund or any of numerous mutual funds within the Oppenheimer funds family. Shareholders of JP Fund may reinvest all or part of the redemption proceeds of shares of JP Fund in shares of JP Fund or JP Bond Fund within 30 days after the date of the redemption without the imposition of a sales charge. Former JP Fund shareholders would be permitted to exercise this reinvestment privilege once each calendar year.

Shareholders of both funds may redeem their shares by written request or by telephone request in certain stated amounts, and shareholders of Oppenheimer Fund may arrange to have share redemption proceeds transmitted to a pre-designated account at a U.S. bank or other financial institution that is an automated clearing house ("ACH") member. Oppenheimer Fund may redeem accounts valued at less than $500 if the account has fallen below such stated amount for reasons other than market value fluctuations. For JP Fund, the corresponding minimum is $250 once the account has been open at least 12 months. The funds offer automatic withdrawal plans providing for systematic withdrawals of a specified amount from the fund account.

PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Oppenheimer Fund, JP Fund shareholders should carefully consider the following summary of risk factors, relating to both Oppenheimer Fund and JP Fund, in addition to the other information set forth in this Proxy Statement and Prospectus. Additional information on risk factors for each fund is set forth in the respective Prospectus of each fund and in addition for Oppenheimer Fund, the Oppenheimer Fund Additional Statement.

As a general matter, Oppenheimer Fund and JP Fund are intended for investors seeking capital appreciation (and, as a secondary objective for JP Fund, current income) who are willing to accept greater risks of loss in the hopes of greater gains. Oppenheimer Fund is not intended for investors seeking assured income. There is no assurance that either Oppenheimer Fund or JP Fund will achieve its investment objectives and investment in the funds is subject to investment risks, including the possible loss of the principal invested.

Stock Investment Risks

Since the funds may invest a substantial portion of their assets in stocks, the value of a fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect a fund's net asset value per share, which will fluctuate as the values of the fund's portfolio securities change.

Foreign Securities

   Oppenheimer Fund may invest up to 25% of its total assets (but generally limits investment to no more than 10% of its total assets) in equity securities issued or guaranteed by foreign governments or foreign companies or other agencies; JP Fund may not invest in foreign securities other than securities issued by Canadian companies. In summary, foreign securities markets may be less liquid and more volatile than the markets in the U.S. Risks of foreign securities investing may include foreign withholding taxation, currency blockage, currency exchange costs, difficulty in obtaining and enforcing judgments against foreign issuers, relatively greater brokerage and custodial costs, risk of expropriation or nationalization of assets, less publicly available information, and differences between domestic and foreign legal, auditing, brokerage and economic standards. In addition, there are risks of changes in foreign currency values. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund's securities denominated in a foreign currency. Although both funds' investment income from foreign securities may be received in foreign currencies, the funds are required to absorb the cost of currency fluctuations. If a fund suffers a loss on foreign currencies after it has distributed its income during the year, the fund may find that it has distributed more income than was available from actual investment income, and the shareholders will have received a return of capital. The foreign securities Oppenheimer Fund may invest in, such as securities of issuers in underdeveloped countries, have speculative characteristics and involve more risk than other foreign securities, including extended settlement periods for securities transactions, increased illiquidity and increased volatility.

Small, Unseasoned Companies

The funds may invest in securities of companies that have been in operation for less than three years (including the operations of predecessors). Securities of these companies may have limited liquidity (which means that a fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. Oppenheimer Fund currently intends to invest no more than 5% of its net assets in the next year in the securities of small, unseasoned issuers. JP Fund is prohibited from investing more than 5% of its assets in the securities of such issuers.

Borrowing for Leverage

Oppenheimer Fund may borrow from banks to buy securities, but only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investment technique may subject Oppenheimer Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that Oppenheimer Fund's net asset value per share will fluctuate more than the net asset value of funds that do not borrow, since Oppenheimer Fund pays interest on borrowings and interest expense affects Oppenheimer Fund's share price. JP Fund is not permitted to borrow for leverage and may only borrow money for extraordinary or emergency purposes.

Warrants and Rights

   JP Fund may purchase warrants and rights. Warrants basically are options to purchase equity securities at set prices valid for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Futures

Oppenheimer Fund may purchase and sell certain kinds of futures contracts, that relate to broadly-based securities indices. The foregoing instruments, referred to as "hedging instruments," are considered derivative investments. Their special risks are described below in "Comparison Between Oppenheimer Fund and JP Fund."

APPROVAL OR DISAPPROVAL OF THE REORGANIZATION
(Proposal 1)

Background

   JPC, in the course of a review of its business, concluded that it should concentrate on its core insurance business and communications operations and not continue, through its existing subsidiaries, in the business of managing mutual fund investment portfolios. JPC is a publicly-held holding company that is the parent of JPM and JPIS. In addition to JP Fund and JP Bond Fund,
JPM manages two mutual funds (the "Insurance Funds") that sell their shares exclusively to certain separate accounts of Jefferson-Pilot Life Insurance Company ("JPLIC") that support variable annuity contracts. In aggregate, these four mutual funds had net assets at September 30, 1996 of approximately $175 million.
Managing mutual fund investment portfolios in an efficient and profitable manner requires significant assets per fund and in the aggregate. Usually several billion dollars in aggregate net assets is necessary to cover normal operating costs and provide resources for capital investment in new products and services. With regard to retail mutual funds (such as JP Fund and JP Bond Fund), financing certain classes of shares and providing sales support to dealers are additional expenses that can only be supported from a relatively large asset base. Consequently, it has become increasingly difficult for a relatively small mutual fund operation such as that managed by JPM and JPIS to compete. JPC evaluated the capital investment that would be required of it or its subsidiaries to achieve such an asset base and determined that: (1) the best investment of its resources would not be in expanding the mutual fund assets under JPM's management, and (2) if, through JPM (or another subsidiary), it could not be extremely competitive in the business of managing mutual fund investment portfolios, it should sell the assets of JPM and facilitate making other arrangements for the management of the assets of the four mutual funds (including JP
Fund) managed by JPM. Sometime after these determinations by JPC were made, representatives of JPC and JPM met with OFI to discuss
OFI's acquiring JPM's mutual fund-related assets. Representatives of OFI and JPM held meetings beginning in December 1995. Following the negotiation of the terms of an acquisition agreement and related agreements, an acquisition agreement (the "Acquisition
Agreement") was executed by OFI, JPC, JPM and JPLIC on September
24, 1996.

The Reorganization described in this Proxy Statement and Prospectus is one aspect of the overall Acquisition (as hereinafter defined) contemplated by the Acquisition Agreement described below. The consummation of the Reorganization is one condition, among others, to the closing of the Acquisition. Likewise, the consummation of the Acquisition is one condition, among others, to the closing of the Reorganization. Accordingly, unless the parties otherwise agree, the Reorganization may not be effected, despite shareholder approval, if the Acquisition does not close. In such case, JP Fund will continue in existence and the Board will take such further action as it, in its discretion, deems necessary or advisable. The description of the Acquisition Agreement set forth below is a summary only.

Acquisition Agreement

The Acquisition Agreement contemplates the sale to OFI of all the assets of JPM (the "Purchased Assets") and the assumption by OFI of certain liabilities of JPM and JPC relating to the Purchased Assets ("Assumed Liabilities") (the foregoing sale and assumption constitute the "Acquisition"). The Acquisition Agreement contemplates that each of the four mutual funds advised by JPM (including JP Fund) (each, a "Reorganized Fund") will be reorganized with a mutual fund currently advised by OFI.

A condition to the obligation of the parties to close under the Acquisition Agreement (the "Acquisition Closing") is the approval of the reorganizations of the Reorganized Funds (including the Reorganization described in this Proxy Statement and Prospectus) by their respective shareholders and the approval of the reorganizations of the Insurance Funds by applicable state insurance regulatory authorities. The Acquisition Agreement sets forth certain other conditions to each party's obligation to close.


JPM, JPC and JPLIC have agreed pursuant to an Agreement Not to Compete not to, among other things, sell or offer to sell shares of or other security interests in investment companies or investment oriented insurance policies to persons who were shareholders of JP Fund or JP Bond Fund or owned variable annuity contracts issued by JPLIC invested in the Insurance Funds, in each case, immediately prior to the reorganization of such fund for a period to end on the fourth anniversary of the Acquisition Closing. Further, JPM, JPC and JPLIC may not act as an investment adviser to funds established, formed, sold, sponsored or distributed by them and their affiliates with certain exceptions. OFI, on the one hand, and JPM, JPC and JPLIC, on the other, have agreed to indemnify the other for certain liabilities.

Board Approval of the Reorganization

At its meeting on August 26, 1996, the Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement, determined that the Reorganization is in the best interests of JP Fund and its shareholders and resolved to recommend that JP Fund shareholders vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of JP Fund's shareholders' interests.

In evaluating the Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by OFI and JPM. These materials included financial statements as well as other written information regarding OFI and its personnel, operations and financial condition. The Board also reviewed the same type of information about JPM. Consideration was given to comparative information concerning other mutual funds with similar investment objectives to JP Fund and Oppenheimer Fund. The Board also considered information with respect to the relative historical performance of JP Fund, Oppenheimer Fund and other mutual funds having similar investment objectives. The Board also reviewed and discussed the terms and provisions of the investment advisory agreement pursuant to which OFI provides investment management services to Oppenheimer Fund and compared and contrasted them to the existing management arrangements for JP Fund as well as the management arrangements of other similar mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios.
In reaching its determination, the Board gave careful consideration to a number of factors. First, the Board evaluated the entire Reorganization in light of the fact that JPC intends to sell JPM or otherwise leave the business of managing mutual fund investment portfolios. Therefore, new arrangements for the management of JP Fund assets would have to be obtained either by the Reorganization or some other means. Second, the Board carefully considered the similarities and differences of the investment objectives, policies and methods of JP Fund and Oppenheimer Fund. The Board also carefully considered the fact that the Reorganization would afford JP Fund shareholders the capabilities and resources of OFI and its affiliates in the area of investment management and shareholder servicing. Finally, the Board carefully considered the terms and conditions of the Reorganization, including that: (1) there would be no sales charge imposed in effecting the Reorganization, (2) the Reorganization is intended to qualify as a tax-free exchange, and
(3) OFI and JPM would pay all expenses of the reorganization and Oppenheimer Fund and JP Fund would not pay any of these expenses. The Board also considered that the annual operating expenses for Oppenheimer Fund are higher, as a percentage of net assets, and would be higher on a pro forma basis after giving effect to the Reorganization, than the operating expenses of JP Fund due to the fact that Oppenheimer Fund is subject to a higher management fee rate than JP Fund and Oppenheimer Fund Class A shares pay a service fee to OFDI. For operating expenses and other expense information relating to Oppenheimer Fund and JP Fund, see "Comparative Fee Tables - Expenses of Oppenheimer Fund and JP Fund; Pro Forma Expenses."

The Board was also advised regarding the provisions of Section 15(f) of the 1940 Act as they relate to the Acquisition. Section 15(f) of the 1940 Act provides, in effect, that an investment adviser of a registered investment company, or an affiliated person of such adviser, may receive any amount or benefit in connection with the sale of the adviser's business provided that two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale, or any express or implied terms, conditions or understandings applicable thereto.
The term "unfair burden" as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor advisers), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services), or from the investment company or its securities holders (other than fees for bona fide investment advisory and other services).

Management of the Reorganized Funds (including JP Fund) and management of the mutual funds managed by OFI into which the Reorganized Funds will be reorganized (including Oppenheimer Fund) are aware of no circumstances arising from the Acquisition or preparatory transactions to the Acquisition that might result in the imposition of an "unfair burden" on the Reorganized Funds (including JP Fund) or the mutual funds managed by OFI into which the Reorganized Funds will be reorganized (including Oppenheimer
Fund). Moreover, the Acquisition Agreement provides that OFI, JPM and JPC will conduct their businesses (and use their reasonable efforts to cause their respective affiliates to conduct their businesses) so as to assure, insofar as is in their control, that no "unfair burden" will be imposed on the Reorganized Fund (including JP Fund) or any mutual fund managed by OFI into which a Reorganized Fund would be reorganized (including Oppenheimer Fund) as a result of the transactions contemplated by the Acquisition Agreement.

The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Board of Trustees of each mutual fund managed by OFI into which a Reorganized Fund would be organized (including Oppenheimer Fund) is already so composed.

After consideration of the above factors, and such other factors and information as the directors deemed relevant, the Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of JP Fund.



The Board of Trustees of Oppenheimer Fund, including the trustees who are not "interested persons" of Oppenheimer Fund, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of Oppenheimer Fund and its shareholders. The Board of Trustees further determined that the Reorganization would not result in dilution of the Oppenheimer Fund shareholders' interests. The Board of Trustees considered, among other things, that an increase in Oppenheimer Fund's asset base as a result of the Reorganization could benefit Oppenheimer Fund shareholders due to the economies of scale available to a larger fund. Over time, these economies of scale may result in slightly lower costs per account for each Oppenheimer Fund shareholder through lower operating expenses and transfer agency expenses.

The Reorganization

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus). The Reorganization Agreement contemplates a reorganization under which (1) substantially all of the assets of JP Fund would be transferred to Oppenheimer Fund in exchange for Class A shares of Oppenheimer Fund having a value equal to the value of the JP Fund assets transferred, (2) these Class A shares would be distributed among shareholders of JP Fund in liquidation of JP Fund and (3) the outstanding shares of JP Fund would be cancelled. Prior to the Closing Date (as hereinafter defined), which is expected to be within 10 business days after JP Fund shareholder approval of the Reorganization is obtained, JP Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to such date. Oppenheimer Fund will not assume any liabilities or obligations of JP Fund except for portfolio securities purchased which have not settled in the ordinary course of business. In this regard, JP Fund will retain a cash reserve (the "Cash Reserve") in an amount which is deemed sufficient in the discretion of the Board for the payment of (a) JP Fund's expenses of liquidation (if any) and (b) JP Fund's liabilities, other than those assumed by Oppenheimer Fund. The Cash Reserve will be accounted for as a liability of JP Fund in determining its net asset value. The number of full and fractional Class A shares of Oppenheimer Fund to be issued to JP Fund will be determined on the basis of Oppenheimer Fund's and JP Fund's relative net asset values per share, computed as of the close of business of The New York Stock Exchange Inc. on the business day preceding the Closing Date (the "Valuation Date"). The Closing Date for the Reorganization will be the date of the closing of the Acquisition under the Acquisition Agreement or such other date as may be mutually agreed upon in writing.

The valuation procedures set forth in Oppenheimer Fund's Prospectus and the Oppenheimer Fund Additional Statement will be utilized to determine the value of JP Fund's assets to be transferred to Oppenheimer Fund pursuant to the Reorganization, the value of Oppenheimer Fund's assets and the net asset value of shares of Oppenheimer Fund. Such values will be computed by JPM and OFI, respectively, as of the Valuation Date in a manner consistent with OFI's regular practice in pricing Oppenheimer Fund.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, on and after the Closing Date, Oppenheimer Fund will be in compliance with all of its investment policies and restrictions. JP Fund will recognize capital gain or loss on any sales made pursuant to this condition. If JP Fund realizes net gain from the sale of securities, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as long-term capital gain or, if the assets disposed of had not been held for more than one year, as ordinary income. Except for sales, if any, made pursuant to the foregoing condition or in the ordinary course of business, JP Fund does not expect to sell any of its portfolio securities prior to the Closing Date. Except for dispositions to be made in the ordinary course of business or in an amount deemed not to be significant, Oppenheimer Fund has no present intention of disposing of the assets of JP Fund to be acquired in the Reorganization.

Contemporaneously with the closing, JP Fund will be liquidated (except for the Cash Reserve) and JP Fund will distribute or cause to be distributed pro rata to JP Fund shareholders of record on the Valuation Date the full and fractional Class A shares of Oppenheimer Fund received by JP Fund. Upon such liquidation, all issued and outstanding shares of the JP Fund will be cancelled on JP Fund's books and JP Fund shareholders will have no further rights as shareholders of JP Fund. To assist JP Fund in the distribution of Oppenheimer Fund shares, Oppenheimer Fund will, in accordance with a shareholder list supplied by JP Fund, cause Oppenheimer Fund's transfer agent to credit and confirm an appropriate number of Class A shares of Oppenheimer Fund to each shareholder of JP Fund. Certificates for shares of Oppenheimer Fund will be issued upon written request of a former shareholder of JP Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Oppenheimer Fund. Former shareholders of JP Fund who wish certificates representing their shares of Oppenheimer Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of JP Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Oppenheimer Fund, or obtain a certificate for Oppenheimer Fund shares to replace a certificate for former JP Fund shares. After the closing of the Reorganization, JP Fund will not conduct any business except in connection with the winding up of its affairs.

Under the Reorganization Agreement, within one year after the Closing Date, JP Fund shall either (i) transfer any remaining amount of the Cash Reserve to Oppenheimer Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below), or (ii) distribute such remaining amount to the shareholders of JP Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of JP Fund outstanding on the Valuation Date. After this transfer or distribution, and after all final reports and tax returns have been filed and the winding up of JP Fund's affairs has been completed, JP Fund will be dissolved as a corporation under North Carolina law.

The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Agreement, including, without limitation, approval of the Reorganization by JP Fund's shareholders. Notwithstanding approval of JP Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date (1) by mutual written consent of JP Fund and Oppenheimer Fund, (2) by JP Fund or Oppenheimer Fund, if the Closing shall not have occurred on or before December 31, 1996,
(3) by JP Fund or Oppenheimer Fund, if the other party shall fail to perform in any material respect its agreements contained in the Reorganization Agreement required to be performed on or prior to the Closing Date, the other party materially breaches any representation, warranty, or covenant contained in the Reorganization Agreement, the JP Fund shareholders fail to approve the Reorganization Agreement, or if a condition in the Reorganization Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date, or (4) if a suspension in the redemption of shares shall continue for 60 days beyond the Valuation Date. The Reorganization Agreement will automatically terminate prior to the Closing if the Acquisition Agreement is terminated or the Acquisition is not consummated. Termination of the Reorganization Agreement pursuant to (1), (2) or (4) above, or an automatic termination as described in the preceding sentence, will terminate all obligations of the parties thereto and there will be no liability for damages. In such case JP Fund and Oppenheimer Fund will be reimbursed for its expenses incurred with respect to the Reorganization by JPM and OFI, respectively. In the event of a termination pursuant to (3) above, all obligations of Oppenheimer Fund and JP Fund under the Reorganization Agreement will be terminated without liability for damages except that the party in breach (other than a breach due to JP Fund shareholders not approving the Reorganization) of the Reorganization Agreement will, upon demand, reimburse (such reimbursement to be made by such party's investment adviser) the non-breaching party for all expenses and reasonable out-of-pocket fees (if any) incurred in connection with the transactions contemplated by the Reorganization Agreement.

Pursuant to the Reorganization Agreement, JPC has agreed to indemnify and hold harmless JP Fund, Oppenheimer Fund, their investment advisers and their respective trustees, officers and shareholders against claims resulting from certain actions or a failure to act by JP Fund and OFI has agreed to indemnify and hold harmless JP Fund and its investment adviser and their respective directors, officers and shareholders against claims resulting from certain actions or a failure to act by Oppenheimer Fund.

In addition, JPC has separately agreed with JP Fund and the Independent Directors that, if indemnification from the assets of JP Fund or liability insurance is not available to the Independent Directors after the Closing Date, JPC will indemnify and hold the Independent Directors harmless to the same extent as provided under the JP Fund's Articles of Incorporation.

Approval of the Reorganization will require the vote specified below in "Information Concerning the Meeting - Record Date; Vote Required; Share Information." If the Reorganization is not approved by the shareholders of JP Fund, the Board will consider other possible courses of action.

Tax Aspects of the Reorganization

   At or prior to the Closing Date, JP Fund will declare a dividend in an amount large enough so that it will have declared a dividend of all of its investment company taxable income and net capital gain, if any, for the taxable period ending on or around the Closing Date (determined without regard to any deduction for dividends paid). Such dividends will be included in the taxable income of JP Fund's shareholders as ordinary income and long-term capital gain, respectively.

The exchange of the assets of JP Fund for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund is intended to qualify for federal income tax purposes as a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). JP Fund has represented to Sutherland, Asbill & Brennan, tax counsel to JP Fund, that there is no plan or intention by any JP Fund shareholder who owns 5% or more of JP Fund's outstanding shares and, to JP Fund's best knowledge, there is no plan or intention on the part of the remaining JP Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Oppenheimer Fund shares received in the transaction that would reduce JP Fund shareholders' ownership of Oppenheimer Fund Class A shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding JP Fund shares as of the same date. JP Fund has also represented that Oppenheimer Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by JP Fund immediately prior to the Reorganization. JP Fund and Oppenheimer Fund have each further represented to Sutherland, Asbill & Brennan the fact that, as of the Closing Date, JP Fund and Oppenheimer Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code. As of the Record Date, JPLIC owned 400,000 shares of JP Fund, representing 17.12% of the outstanding shares of JP Fund as of such date. JPLIC has informed OFI and Oppenheimer Fund that it intends to redeem all Class A Oppenheimer Fund shares received pursuant to the Reorganization soon after the Reorganization.

As a condition to the closing of the Reorganization, Oppenheimer Fund and JP Fund will receive the opinion of Sutherland, Asbill & Brennan to the effect that, based on the Reorganization Agreement, information given by JPC, the above representations and other representations as such firm shall reasonably request, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

 (a) The reorganization contemplated by the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and JP Fund and Oppenheimer Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

 (b) No gain or loss will be recognized by Oppenheimer Fund upon the receipt of the assets transferred to it by JP Fund in exchange for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund. (Section 1032)

 (c) No gain or loss will be recognized by JP Fund upon the transfer of its assets to Oppenheimer Fund in exchange solely for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund (if any) and the subsequent distribution by JP Fund of such Class A shares to the shareholders of JP Fund. (Section 361)

 (d) No gain or loss will be recognized by JP Fund shareholders upon the exchange of the JP Fund shares solely for the Class
 A shares of Oppenheimer Fund. (Section 354)

 (e) The basis of the Class A shares of Oppenheimer Fund received by each JP Fund shareholder pursuant to the reorganization will be the same as the adjusted basis of that shareholder's JP Fund shares surrendered in exchange therefor.
 (Section 358)

 (f) The holding period of Class A shares of Oppenheimer Fund to be received by each JP Fund shareholder will include the shareholder's holding period for the JP Fund shares surrendered in exchange therefor, provided such JP Fund shares were held as capital assets on the Closing Date. (Section
 1223)

 (g) Oppenheimer Fund's basis for the assets transferred to it by JP Fund will be the same as JP Fund's tax basis for the assets immediately prior to the reorganization. (Section
 362(b))

 (h) Oppenheimer Fund's holding period for the transferred assets will include JP Fund's holding period therefor.
 (Section 1223)

 (i) Oppenheimer Fund will succeed to and take into account the items of JP Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit therein, of JP Fund as of the Closing Date, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

Shareholders of JP Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of JP Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Dissenters' Rights

Under the North Carolina Business Corporation Act (the "NCBCA"), the state statute governing JP Fund, shareholders of a company acquired in a reorganization who do not vote to approve the reorganization could have, under certain circumstances, "appraisal rights" (where they may elect to have the "fair value" of their shares as of the day prior to such reorganization, determined in accordance with the NCBCA, judicially appraised and paid to them). The Division of Investment Management of the SEC has taken the position that Rule 22c-1 under the 1940 Act preempts certain appraisal provisions in state statutes that conflict with the Rule.
 Rule 22c-1 provides that no open-end investment company, such as JP Fund, may redeem its shares other than at net asset value computed after receipt of a tender of such security for redemption. Accordingly, dissenters' rights of appraisal are amended for shareholders of JP Fund with respect to the Reorganization insofar as shareholders may only receive the "fair value" of their JP Fund shares or Oppenheimer Fund Class A shares, as the case may be, as of the date that they tender such shares for redemption.



Capitalization Table (Unaudited)

The table below sets forth the capitalization of Oppenheimer Fund and JP Fund and indicates the pro forma combined capitalization as of June 30, 1996 as if the Reorganization had occurred on that date.

                                                       Net Asset
                                    Shares             Value
Oppenheimer Fund  Net Assets        Outstanding        Per Share

   Class A Shares $1,120,045,776                        33,508,383    $33.43
   Class B Shares*                     129,484,414       3,955,435     32.74
   Class C Shares*                       3,592,867         108,160     33.22
   Class Y Shares*                      16,110,476         482,038     33.42

JP Fund           $   40,517,630      2,346,524        $17.27


Pro Forma Combined
Fund**
   Class A Shares $1,160,563,406    34,720,397         $33.43
   Class B Shares*                     129,484,414      3,955,435      32.74
   Class C Shares*                       3,592,867        108,160      33.22
   Class Y Shares*                      16,110,476        482,038      33.42

------------------
* No Oppenheimer Fund Class B, Class C or Class Y shares are being issued in the Reorganization because JP Fund does not have Class B, Class C or Class Y shares.

**Reflects issuance of 1,212,014 Class A shares of Oppenheimer Fund in a tax-free exchange for the net assets of JP Fund, aggregating
$40,517,630 for shares of JP Fund.

The pro forma ratio of expenses to average annual net assets of the combined funds at June 30, 1996 would have been 1.05% with respect to Class A shares.

COMPARISON BETWEEN OPPENHEIMER FUND AND JP FUND

Comparative information about Oppenheimer Fund and JP Fund is presented below. More complete information about Oppenheimer Fund and JP Fund is set forth in their respective Prospectuses (which, as to Oppenheimer Fund, accompanies this Proxy Statement and Prospectus and is incorporated herein by reference) and Statements of Additional Information. To obtain copies of either Prospectus, see "Miscellaneous - Public Information."

Comparison of Investment Objectives, Policies and Restrictions

As its investment objective, Oppenheimer Fund seeks capital appreciation; it does not seek current income. JP Fund's primary investment objective is long-term capital appreciation; a secondary objective is current income. In seeking their investment objectives, which are fundamental policies, Oppenheimer Fund and JP Fund employ the investment policies as described in detail below.

   Oppenheimer Fund. Oppenheimer Fund seeks its investment objective by emphasizing investment in common stocks issued by established mid- and large- capitalization "growth companies" that, in the opinion of OFI, have better-than-expected earnings prospects but are selling at below-normal valuations. Mid-cap companies generally have market capitalizations between $1 billion and $5 billion, and large-cap companies generally have market capitalization greater than $5 billion. Growth companies tend to be companies that may be developing new products or services, or expanding into new markets for their products. In the event that economic or financial conditions adversely affect equity securities, defensive investment methods may be stressed.
Investment opportunities may be sought among securities of smaller, less well known companies as well as securities of large, well known companies, but the emphasis is in mid- and large- cap issuers. The securities selected for defensive or liquidity purposes may include cash, cash equivalents (such as commercial paper) and U.S. Government securities. It is expected that the emphasis of this portion of the portfolio will usually be on short-term debt securities (i.e., those maturing in one year or less from date of purchase), since such securities usually may be quickly disposed of at prices not involving significant gains or losses when OFI wishes to increase the portion of the portfolio invested in securities selected for appreciation possibilities.

JP Fund. JP Fund proposes to achieve its investment objectives by investing substantially all its assets in common stocks of companies recognized as leaders in their respective industries with proven and capable management and that are providing significant products and services to their customers. JP Fund's investments will be made predominantly in securities listed on registered securities exchanges, but it may purchase securities traded in the over-the-counter market. Investments may be made in other equity securities, including rights, warrants, preferred stock and those debt securities convertible into or carrying rights, warrants, or options to purchase common stock or to participate in earnings. JP Fund may also hold cash or invest in short-term securities.

Special Investment Methods

Oppenheimer Fund and JP Fund may use certain special investment methods as summarized below.

Loans of Portfolio Securities. Oppenheimer Fund may lend its portfolio securities to brokers, dealers and other financial institutions, subject to certain conditions. Oppenheimer Fund must receive collateral for the loans. Oppenheimer Fund presently does not intend that the value of portfolio securities loaned will exceed 5% of the value of the total assets of Oppenheimer Fund in the coming year and is otherwise subject to a 25% limit with respect to such loans. JP Fund is prohibited from making loans except to the extent of investing in repurchase agreements or purchasing a portion of an issue of a debt security distributed to the public.

Repurchase Agreements and Illiquid Securities. Both Oppenheimer Fund and JP Fund may enter into repurchase agreements. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs or delays in disposing of the collateral and may experience losses to the extent that the proceeds from the sale of the collateral is less than the repurchase price.

   There is no limit on the amount of either fund's net assets that may be invested subject to repurchase agreements of seven days or less because these investments are liquid and may be disposed of promptly. Neither fund will purchase illiquid or restricted securities (which are subject to legal or contractual restrictions on resale) that will cause more than 10% of its net assets to be invested in such securities. As to Oppenheimer Fund, this percentage limit may increase to 15% with respect to all illiquid or restricted securities if approved by its Board of Trustees. Repurchase agreements with maturities longer than seven days are considered illiquid. JP Fund has no present intention of acquiring restricted securities. For Oppenheimer Fund, certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to the foregoing limitation. However, investing in such restricted securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Hedging. Oppenheimer Fund may purchase and sell futures contracts that relate to broadly-based securities indices. These are referred to as "hedging instruments." Oppenheimer Fund does not use hedging instruments for speculative purposes. JP Fund does not invest in hedging instruments.

Hedging instruments may be used to manage Oppenheimer Fund's exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities; to hedge the Fund's portfolio against price fluctuations; and to increase the Fund's exposure to the securities market.

   The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. If Oppenheimer Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. Oppenheimer Fund could also experience losses if the prices of its futures positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future. Futures are subject to special tax rules that may affect the amount, timing and character of Oppenheimer Fund's distributions to its shareholders.

Derivative Investments. In general, a "derivative investment" is a specially-designed security or contract the performance of which is linked to the performance of another investment or security. In the broadest sense, derivative investments include the futures contracts in which Oppenheimer Fund may invest. JP Fund does not have a policy with regard to investments in such other types of derivatives investments such as hedging instruments. Nonetheless, JP Fund has never invested in such derivative investments and JPM has no intention of having JP Fund invest in such investments.

When-Issued and Delayed Delivery Transactions. JP Fund and Oppenheimer Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to either fund if the value of the security changes prior to the settlement date. Although JP Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis, it has not done so to date and JPM has no intention of having JP Fund do so in the foreseeable future.

Investment Restrictions

Both Oppenheimer Fund and JP Fund have certain investment restrictions that, together with their respective investment objectives are fundamental policies changeable only by shareholder approval. The investment restrictions of Oppenheimer Fund and JP
Fund are set forth below.

   Oppenheimer Fund cannot: (1) as to 75% of its assets, invest in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities) if immediately thereafter (a) more than 5% of Oppenheimer Fund's total assets would be invested in securities of that issuer, or (b) Oppenheimer Fund would then own more than 10% of that issuer's voting securities; (2) concentrate investments in any particular industry; therefore Oppenheimer Fund will not purchase the securities of companies in any one industry if, thereafter, more than 25% of the value of Oppenheimer Fund's assets would consist of securities of companies in that industry; (3) deviate from the percentage restrictions listed in "Investment Techniques and Strategies" under "Small, Unseasoned Companies," "Warrants and Rights," "Loans of Portfolio Securities," and "Short Sales Against-the-Box," and "Investment Risks - Special Risks - Borrowing For Leverage", in Oppenheimer Fund's Prospectus; (4) lend money, but Oppenheimer Fund may invest in all or a portion of an issue of bonds, debentures, commercial paper, or other similar corporate obligations; Oppenheimer Fund may also make loans of portfolio securities subject to the restrictions set forth in Oppenheimer Fund's Prospectus and the Oppenheimer Fund Additional Statement; (5) underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio; (6) invest in or hold securities of any issuer if those officers and trustees or directors of Oppenheimer Fund or OFI owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; (7) invest in commodities or commodity contracts other than the hedging instruments permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or commodity contract; (8) invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein; (9) purchase securities on margin; however, Oppenheimer Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies; (10) mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements or other collateral or margin arrangements in connection with covered call writing or any of the hedging instruments permitted by any of its other fundamental policies; and
(11) invest in other open-end investment companies, or invest more than 5% of the value of its net assets in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions.

In accordance with certain non-fundamental policies and guidelines changeable without shareholder approval, Oppenheimer Fund may not:
(i) invest in interests in oil, gas, or other mineral exploration or development programs, or (ii) invest more than 5% of its total assets in securities of unseasoned issuers (including predecessors) which have been in operation for less than three years, or (iii) invest more than 10% of its net assets in illiquid or restricted securities, including Rule 144A securities.

JP Fund cannot: (1) issue senior securities; (2) purchase securities on margin or sell short, except it may obtain such short-term credits as are necessary for the clearance of transactions; (3) write, purchase or sell puts, calls or combinations thereof; (4) borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, JP Fund may borrow up to 5% of the value of its total assets; (5) act as an underwriter of securities of other issuers, except JP Fund may invest up to 10% of the value of its net assets (at time of investment) in portfolio securities which JP Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933; (6) purchase or sell real estate or interests in real estate, nor interests in real estate investment trusts or real estate limited partnerships (however, JP Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable); (7) engage in the purchase and sale of commodities or commodity contracts; (8) make loans, except to the extent that either of the following is deemed to constitute
a loan:   (a) purchases of a portion of an issue of a debt security
distributed to the public; or (b) investment in "repurchase agreements"; (9) purchase the securities (except U.S. Government securities) of any one issuer if immediately after and as a result of such purchase (a) the value of the holdings of JP Fund in the securities of such issuer exceeds 5% of the value of JP Fund's total assets, or (b) JP Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;
(10) purchase the securities of open-end investment companies (except JP Fund may purchase the securities of other investment companies provided that (a) immediately after such purchase JP Fund and companies controlled by JP Fund, or other investment companies having the same investment adviser as JP Fund, do not own more than 10% of the investment company whose securities are being purchased;
(b) JP Fund cannot invest more than 10% of its total assets in the securities of other investment companies; and (c) such purchases are made in the open market where no commission or profit to a sponsor or dealer results other than the customary broker's commission; notwithstanding the foregoing, restrictions 10(a), 10(b) and 10(c) do not apply in connection with a merger, consolidation, or plan of reorganization; (11) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by JP Fund; (12) participate on a joint or joint and several basis in any trading account in securities or effect a short sale of any security, except in connection with an underwriting in which it is a participant in the circumstances specified in "5" above; and (13) purchase or retain the securities of any issuer if those officers and directors of JP Fund, its adviser or underwriter owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer. As non-fundamental policies changeable without shareholder approval, JP Fund cannot: (a) invest in companies for the purpose of exercising control or management; (b) invest in foreign securities other than securities issued by Canadian companies; and (c) invest in interests of oil, gas or other mineral exploration or development programs (including oil, gas or mineral leases).

Oppenheimer Fund Performance

Oppenheimer Fund does not maintain a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

   During Oppenheimer Fund's fiscal year ended August 31, 1996, its performance was affected principally by the overall strong performance of the U.S. stock market, although the market experienced significant volatility near the end of the fiscal year. The portfolio manager focused on securities with long-term growth potential that OFI believed were undervalued. Oppenheimer Fund focused new investments in the technology and financial services sectors, including U.S. companies with broad international exposure, which appreciated as the stock market rose. OFI disposed of securities it believed had become over-valued or more fairly valued, especially in the healthcare sector. As U.S corporate earnings momentum slowed, OFI purchased stocks in the basic materials sectors - paper, chemicals and metals producers. Oppenheimer Fund maintained a significant cash position during the fiscal year for defensive purposes and to try to reduce the effects of any short-term market volatility on Oppenheimer Fund's share price.

Included in Oppenheimer Fund's Prospectus, a copy of which accompanies this Proxy Statement and Prospectus, in the section entitled "Performance of the Fund", is a performance graph which depicts the performance of a hypothetical $10,000 investment in Class A shares of Oppenheimer Fund over a ten-year period from June 30, 1986 through June 30, 1996 and from July 1, 1996 through to August 31, 1996. Class B and Class C shares are not being offered in the Reorganization, and thus no performance information about Class B and Class C shares is given.

Oppenheimer Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S.
equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, Oppenheimer Fund's performance data reflects the deduction of the current maximum sales charge of 5.75% for Class A shares, reinvestment of all dividends and capital gains distributions, and the effect of fund business and operating expenses. While index comparisons may be useful to provide a benchmark for Oppenheimer Fund's performance, it must be noted that Oppenheimer Fund's investments are not limited to the securities in the S&P 500 index, which tend to be securities of larger, well-capitalized companies, as contrasted to the smaller growth-type companies in which Oppenheimer Fund principally invests. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Information on JP Fund performance is set forth in JP Fund's current Prospectus and in its Annual Report as of December 31, 1995 which may be obtained without charge as set forth in "Miscellaneous
- Public Information." Such information is incorporated herein by reference.

Additional Comparative Information

General. For a discussion of the organization and operation of Oppenheimer Fund, including brokerage practices, see "Investment Objective and Policies" and "How the Fund is Managed" in Oppenheimer Fund's current Prospectus and "Brokerage Policies of the Fund" in the Oppenheimer Fund Additional Statement. For a discussion of the organization and operation of JP Fund, including brokerage practices, see "Investment Objectives and Policies," "Portfolio Managers" and "Who Manages The Funds" in JP Fund's current Prospectus and "Brokerage" in the JP Fund Additional Statement.

Financial Information. For certain financial information about Oppenheimer Fund and JP Fund, see as to Oppenheimer Fund "Financial Highlights" and "Performance of the Fund" in Oppenheimer Fund's current Prospectus and as to JP Fund "Condensed Financial Information" and "Performance" in JP Fund's current Prospectus.

Management of Oppenheimer Fund and JP Fund. For information about the management of Oppenheimer Fund and JP Fund, including their respective Boards of Trustees or Directors, investment adviser, portfolio managers and distributor, see as to Oppenheimer Fund, "Expenses" and "How the Fund is Managed" in the Oppenheimer Fund current Prospectus and "How the Fund is Managed," "Trustees and Officers of the Fund" and "The Manager and Its Affiliates" in the Oppenheimer Fund Additional Statement, and, as to JP Fund, "Portfolio Managers" and "Who Manages the Funds" in JP Fund's current Prospectus and "The Investment Adviser," "The Fund's Distributor" and "The Fund's Directors and Officers" in the JP Fund Additional Statement.

Description of Shares of Oppenheimer Fund and JP Fund. Oppenheimer Fund is a Massachusetts business trust. Oppenheimer Fund and its shareholders are governed principally by its Declaration of Trust, its By-laws and other governing documents. Each share of Oppenheimer Fund represents an interest in Oppenheimer Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a vote at shareholder meetings. Shares of Oppenheimer Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholder meetings, such as the election of Trustees and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. Shareholders of Oppenheimer Fund have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

Oppenheimer Fund is authorized to issue an unlimited number of shares of beneficial interest. Shares are freely transferable and shares do not have cumulative voting rights or preemptive or subscription rights. Oppenheimer Fund is governed by a Board of Trustees that has the power, without shareholder approval, to establish and designate one or more series and to divide unissued shares into two or more classes. The Board of Trustees has established four classes of shares for Oppenheimer Fund, Class A, Class B Class C and Class Y. Each class invests in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Under certain circumstances, a shareholder of Oppenheimer Fund may be held personally liable as a partner for the obligations of Oppenheimer Fund, and under the Trust's Declaration of Trust, such a shareholder is entitled to indemnification rights by Oppenheimer Fund; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which Oppenheimer Fund is unable to meet its obligations. For further information about the shares of Oppenheimer Fund, see "How the Fund is Managed" in the Oppenheimer Fund current Prospectus and Oppenheimer Fund Additional Statement.

JP Fund is a North Carolina corporation with 100,000,000 shares of common stock, par value $1.00 per share, authorized, which shares are divided initially into two classes, consisting of 50,000,000 shares of Class A and 50,000,000 shares of Class B. JP Fund and its shareholders are governed by its Articles of Incorporation and By-Laws and by the NCBCA. The shares of common stock issued and outstanding on the date Class B shares are first issued will be reclassified as Class A; no Class B shares have been issued as of the date hereof. Each share entitles the holder to participate equally in dividends and distributions declared by JP Fund and in its remaining net assets on liquidation after satisfaction of outstanding liabilities. JP Fund shares are fully paid and nonassessable when issued; have no preemptive or conversion rights; are transferable without restriction; and are redeemable at net asset value. On matters submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Fractional shares have proportionately the same rights as do full shares.

Oppenheimer Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. In contrast, JP Fund is required to hold an annual meeting of shareholders each year or in lieu thereof, a special meeting of shareholders.

Dividends, Distributions and Taxes. Oppenheimer Fund declares dividends from net investment income on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. As Oppenheimer Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Any net long-term and short-term capital gains may be distributed by Oppenheimer Fund annually in December. JP Fund's policy is to pay dividends from net investment income semi-annually in February and August. Each December JP Fund makes a distribution of the capital gains, if any, realized during the 12-month period ended the preceding October 31. For a discussion of the policies of Oppenheimer Fund and JP Fund with respect to dividends and distributions, and a discussion of the tax consequences of an investment in Oppenheimer Fund and JP Fund, see as to Oppenheimer Fund "Dividends, Capital Gains and Taxes" in the Oppenheimer Fund current Prospectus and as to JP Fund "Dividends, Distribution and Taxes" in the JP Fund current Prospectus.

Purchases, Redemptions and Exchanges of Shares. Information on purchases, exchanges, and redemptions of shares of Oppenheimer Fund and JP Fund is provided under "Synopsis -- Purchases, Exchanges and Redemptions" in this Proxy Statement and Prospectus. For an additional discussion of how shares of Oppenheimer Fund and JP Fund may be purchased, redeemed and exchanged, see, as to Oppenheimer Fund, "How to Buy Shares," "How to Sell Shares," "Exchanges of Shares," "Special Investor Services," "Service Plan for Class A Shares," and "Distribution and Service Plans for Class B and Class C Shares" in Oppenheimer Fund's current Prospectus and the Oppenheimer Fund Additional Statement, and as to JP Fund, "How to Purchase Shares," "Shareholder Services" and "How to Redeem Shares" in JP Fund's current Prospectus.

Shareholder Inquiries. For a description of how shareholder inquiries should be made, see (as to Oppenheimer Fund, "How the Fund is Managed" in the Oppenheimer Fund current Prospectus and, as to JP Fund, "Additional Information" in the JP Fund current Prospectus.

The Board of Directors recommends that shareholders approve the Reorganization Agreement.

ELECTION OF DIRECTORS
(Proposal 2)

The Board of Directors of JP Fund recommends that shareholders elect the following nominees to serve as the 5 directors of the full Board of directors of JP Fund: John C. Ingram, J. Lee Lloyd, Richard W. McEnally, William E. Moran and E.J. Yelton. Each of the nominees is presently a Director of JP Fund and has been previously elected by shareholders of JP Fund. If elected, the directors will serve until the earlier of the dissolution of JP Fund or the next shareholder meeting called for the purpose of electing directors, or until the election and qualification of their successors. If the enclosed Proxy is duly executed and received in time for the Meeting, and if no contrary specification is made as provided therein, it will be voted in favor of the election as directors of the foregoing nominees. If any nominee should be unwilling or unable to serve, which is not now anticipated, the Proxy may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board of Directors. Certain information concerning the directors and executive officers of JP Fund is set forth below.

Information Concerning the Board

JP Fund's current Board of Directors consists of 5 directors, all of whom are elected at annual meetings. The Board of Directors does not have a standing audit, nominating or compensation committee. The following list of JP Fund's directors and executive officers, all of whom are also directors and/or officers of Jefferson-Pilot Investment Grade Bond Fund, Inc., JP Investment Grade Bond Fund, Inc., and JP Capital Appreciation Fund, Inc. (collectively with JP Fund, the "Jefferson-Pilot Funds"), includes information as to their principal occupations during the past five years and their principal affiliations.


Name and Other       Position/Office          Principal Occupation(s)           Officer or
Information               with JP Fund             During the Past 5 Years           Director
Since
John C. Ingram*      Director            Senior Vice President,             1989
3802 Woodcote Dr.                             JPLIC since November 1988.
Greensboro, N.C.
Age-52

J. Lee Lloyd              Director            Managing Director, Lloyd & Company 1994
16 Irving Park Lane                           since April 1991.
Greensboro, NC  27455
Age-36

Richard W. McEnally  Director                 Professor of Investment Banking,        1984
401 Brookside Drive                           University of North Carolina at
Chapel Hill, NC                          at Chapel Hill.
Age-54

William E. Moran          Director            Senior Vice President, Connors          1983
5206 Barnfield Road                           Investor Service, Inc.
Greensboro, NC                           since January 1995; prior thereto, Chancellor,
Age-64                                   University of North Carolina at
                                    Greensboro.

W. Hardee Mills, Jr. Vice President      Vice President, JPLIC              1987
5 St. Francis Court                           since February 1994; prior
Greensboro, NC  27408                         thereto, Second Vice President,
Age-46                                   JPLIC.

J. Gregory Poole          Secretary           Assistant Secretary of JPC and          1994
1805 Gate Post Drive                     Associate Counsel and Assistant
Greensboro, NC  27455                         Secretary of JPLIC since February
Age-32                                   1994; prior thereto, various
                                    positions at JPLIC.

E.J. Yelton*              Director,           Senior Vice President - Investments     1994
3204 St. Regis Road       President,               of JPC and Executive Vice President
Greensboro, NC 27408 Treasurer           - Investments of JPLIC since October
Age-57                                   1993; prior thereto, President and
                                    CEO, ING North America
                                    Investment Centre/Member of
                                    ING Group (investment banking firm).

* Messrs. Ingram and Yelton are directors that are "interested persons" (as that term is defined in the 1940 Act) of JP Fund due to the following positions with JPM and JPC: Mr. Ingram -Senior Vice President, Treasurer and Director of JPM, and Mr. Yelton - President and Director, JPM and Senior Vice President - Investments, JPC.

    The nominees for directors are beneficial owners of the following shares in JPC, the parent of JP Fund's investment adviser: Yelton, 54,900; Ingram, 26,010; Moran, None; Lloyd, None; and McEnally, None.

Officers of JP Fund

The following officers of JP Fund also serve as officers and/or directors of JPM and JPIS: E.J. Yelton, President and Treasurer of JP Fund, is President and a Director of JPM and a Director of JPIS;
W. Hardee Mills, Jr., Vice President of JP Fund, is Vice President of JPM and J. Gregory Poole, Secretary of JP Fund, is Secretary of JPIS and JPM. Messrs. Yelton, Poole and Mills hold positions with the other Jefferson-Pilot Funds similar to the positions held with JP Fund. The other Jefferson-Pilot Funds have the same investment adviser as JP Fund.

The following table provides information regarding the compensation each nominee for director was paid by JP Fund and the other
Jefferson-Pilot Funds for the year ended December 31, 1995.



                     COMPENSATION TABLE

(1)          (2)               (3)            (4)        (5)
Name of     Aggregate Pension or Retirement         Estimated Annual    Total Compensation
Person,     Compensation   Benefits Accrued as      Benefits upon       From
Position    from JP Fund   Part of JP Fund Expenses Retirement______    Jefferson-Pilot Funds
John C. Ingram    $0            $0                  $0             $0
Director

J. Lee Lloyd      1,220          0                   0              4,880
Director


Richard W. McEnally 1,220        0                   0              4,880
Director

William E. Moran  1,220          0                   0              4,880
Director

E.J. Yelton   0             0                   0              0
Director,
President,
Treasurer


Other Information

The Board of Directors met five items during the fiscal year ended December 31, 1995 and all of the Directors were present for at least 75% of those meetings. During the year ended December 31, 1995, directors who are not employed by JP Fund or its affiliates received a $100 director's fee for each meeting attended, amounting to an aggregate of $500. In addition, each of the Independent Directors receives a fee of $720 per year payable in equal monthly installments.

JP Fund's Board does not have a standing audit committee, compensation committee or nominating committee.

   As of the Record Date, JP Fund's directors and officers owned JP Fund shares in the amounts indicated: John C. Ingram, 98.241 shares; J. Lee Lloyd, None; Richard W. McEnally, 558.101 shares; William E. Moran, 350.871 shares; E.J. Yelton, 883.927 shares; W. Hardee Mills, Jr., None; J. Gregory Poole, None; and all directors and officers as a group, 1891.14 shares.

The percentage of shares beneficially owned by each such individual, and all directors and officers as a group, did not exceed 1% of JP Fund's outstanding shares.

JP Fund's investment adviser and accounting agent is JPM, P.O. Box 21008, Greensboro, North Carolina 27420, a North Carolina corporation organized on January 13, 1970. JPM is a wholly-owned subsidiary of JPC, an insurance holding company. JPM serves the other Jefferson-Pilot Funds in these capacities as well. JPIS, a North Carolina corporation, with offices at the same location as JPM, serves as JP Fund's distributor.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas
City, MO 64105-1716 (phone: 1-800-292-6701), serves as JP Fund's transfer agent and dividend paying agent.

RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS
(Proposal 3)

   The Board of Directors of JP Fund recommends that the shareholders ratify the selection of McGladrey & Pullen LLP ("McGLadrey & Pullen"), Certified Public Accountants, to continue to serve as the independent auditors of JP Fund for the fiscal year ending December 31, 1996. That firm or its predecessor has served as JP Fund's independent auditors from the time of JP Fund's incorporation on January 13, 1970. JP Fund has been advised by McGladrey & Pullen that neither the said firm nor any of its members have a direct or indirect financial interest in JP Fund. McGladrey & Pullen also serves as independent auditors for JPM. Representatives of McGladrey & Pullen are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.



INFORMATION CONCERNING THE MEETING

The Meeting

The Meeting will be held at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27420 at 10:00 A.M., local time, on December 3, 1996. At the Meeting, JP Fund shareholders will be asked to consider and vote upon approval or disapproval of the Reorganization Agreement, and the transactions contemplated thereby, including the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for Class A shares of Oppenheimer Fund, the distribution by JP Fund of such shares to its shareholders in liquidation of JP Fund and the cancellation of the outstanding shares of JP Fund. At the meeting, shareholders of JP Fund will also be asked to elect five directors and ratify or reject the selection of independent accountants.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on October 10, 1996 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of a majority of the JP Fund shares entitled to vote at the Meeting is required for approval of Proposal 1. The affirmative vote of a majority of JP Funds shares voted (in person or by proxy) at the Meeting, if a quorum is present at the Meeting, is required to approve Proposal 3. A plurality of all the votes cast at the Meeting, if a quorum is present at the Meeting, is sufficient to elect the nominees for director (Proposal 2). Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only JP Fund shareholders will vote on the Reorganization and the other Proposals. The vote of shareholders of Oppenheimer Fund is not being solicited.



   At the close of business on the Record Date, there were approximately 2,337,005 shares of JP Fund issued and outstanding.
The presence in person or by proxy of the holders of one-third of JP Fund's shares constitutes a quorum for the transaction of business at the Meeting. To the knowledge of JP Fund, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding JP Fund shares. As indicated above, JPLIC owned
17.12% of the issued and outstanding JP Fund shares as of the Record Date. JPLIC has informed JP Fund that it intends to vote all of these shares in favor of each Proposal and for each nominee as Director. JPLIC, a North Carolina corporation, is a wholly-owned subsidiary of JPC.

As of the close of business on the Record Date, there were approximately 33,595,295, Class A, 4,418,267 Class B, 182,446 Class C and 1,186,657 Class Y shares of Oppenheimer Fund issued and outstanding. To the knowledge of Oppenheimer Fund, as of the Record Date, the only person who owned of record or was known by Oppenheimer Fund to own beneficially 5% or more of Oppenheimer Fund's outstanding shares was Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, who owned of record 9,307 Class C shares (approximately 5.11% of the Fund's outstanding shares of that class). As of that same date the only person who owned of record or was known by Oppenheimer Fund to own beneficially 5% or more of Oppenheimer Fund's outstanding Class Y shares was Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, which owned all issued and outstanding Class Y shares. Massachusetts Mutual Life Insurance Company controls the parent of OFI. As of the Record Date, the officers and Trustees of Oppenheimer Fund beneficially owned as a group less than 1% of the outstanding shares of Oppenheimer Fund and less than 1% of the outstanding shares of each class of Oppenheimer Fund.

In the event a quorum does not exist on the date originally scheduled for the Meeting, or, subject to approval of the Board, for other reasons, one or more adjournments of the Meeting may be sought by the Board. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares cast at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of any Proposal, in favor of an adjournment, and will vote all shares which they are required to vote against any Proposal, against an adjournment. In the event that a quorum is present at the Meeting but the shareholders do not approve the Reorganization, the Reorganization will be deemed to have not been approved and the Board will consider what further action, if any, to take.

If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered not to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business and be deemed not cast with respect to such proposal. A properly executed and returned Proxy marked with an abstention will be considered present at the Meeting for proposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter. Nevertheless, as to Proposal 1, abstentions and broker non-votes have the same effect as a vote against the matter and as to Proposal 3, they have the effect of reducing the number of votes necessary to approve a matter.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposals, and for the election of each nominee as Director. The proxy is revocable (a) upon receipt by JP Fund of written notice of revocation at any time before the proxy is exercised, (b) upon return to the shareholder, at his or her request, of the proxy or (c) submission of a revised proxy.

Costs of the Solicitation and the Reorganization

   All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by OFI and JPM. Similarly, any costs associated with documents included in that mailing, such as existing prospectuses or annual reports, will be borne by OFI and JPM. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of JPM or JPM affiliates, personally or by
telephone or telecopy.   JPM may retain a proxy solicitor to assist
in the solicitation of proxies primarily by contacting shareholders by telephone and telecopy for a fee that may approximate $10,000, plus reasonable out-of-pocket expenses. The cost of such proxy solicitor will be borne by JPM.

Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of JP Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by JPIS for their reasonable out-of-pocket expenses.

In addition to the proxy solicitation expenses (as described above), OFI and JPM will bear the cost of the tax opinion, as well as any other expenses associated with the Reorganization, including legal and accounting expenses.

MISCELLANEOUS

Financial Information

   The Reorganization will be accounted for by Oppenheimer Fund in its financial statements similar to a pooling without restatement. Further financial information as to JP Fund is contained in JP Fund's current Prospectus, which is available without charge upon written request to JPIS at P.O. Box 22086, Greensboro, North Carolina 27420, and in its audited financial statements as of December 31, 1995, which are included in the JP Fund Additional Statement. Financial information for Oppenheimer Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of June 30, 1996 and August 31, 1996, which are included in the Oppenheimer Fund Additional Statement.

Public Information

   Additional information about Oppenheimer Fund and JP Fund is available, as applicable, in the following documents: (1) Oppenheimer Fund's Prospectus dated November 1, 1996, accompanying this Proxy Statement and Prospectus and incorporated by reference herein, (2) JP Fund's Prospectus dated May 1, 1996, as supplemented October 8, 1996, which may be obtained without charge by writing to JPIS at the address indicated above; (3) Oppenheimer Fund's Annual Report as of August 31, 1996, which may be obtained without charge by writing to OFS at the address on the cover of this Proxy Statement and Prospectus; and (4) JP Fund's Annual Report as of December 31, 1995 and Semi-Annual Report as of June 30, 1996, which may be obtained without charge by writing to JPIS at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number for Oppenheimer Fund and JP Fund, as applicable, on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Reorganization Additional Statement, which is incorporated herein by reference and includes Oppenheimer Fund's Additional Statement, the JP Fund Prospectus dated May 1, 1996, as supplemented October 8, 1996, the JP Fund Additional Statement and the Annual Reports and Semi-Annual Report described in the preceding paragraph: the organization and operation of Oppenheimer Fund and JP Fund; more information on investment policies, practices and risks; information about the Board of Trustees of the Trust and the Board of Directors of JP Fund, and their responsibilities; a further description of the services provided by Oppenheimer Fund's and JP Fund's respective investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of Oppenheimer Fund and JP Fund; purchase, redemption and exchange programs; and distribution arrangements. The Reorganization Additional Statement may be obtained by calling 1-800-525-7048 (a toll free number).

Oppenheimer Fund and JP Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Oppenheimer Fund and JP Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

SHAREHOLDER PROPOSALS

   Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by JP Fund must notify JP Fund in such a manner so that such notice is received by JP Fund by December 31, 1996, and in such form as is required under the rules and regulations promulgated by the SEC.

OTHER BUSINESS

Management of JP Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters if no voting instructions are provided.





By Order of the Board of Directors


J. Gregory Poole, Secretary

   November 1, 1996

                            EXHIBIT A


               AGREEMENT AND PLAN OF REORGANIZATION


       AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of October 8, 1996 by and between Jefferson-Pilot Capital Appreciation Fund, Inc. ("JP Fund"), a North Carolina corporation, Oppenheimer Growth Fund ("Oppenheimer Fund"), a Massachusetts business trust, and (solely for purposes of Section 21 of this Agreement) Jefferson-Pilot Corporation ("JPC"), a North Carolina corporation, and OppenheimerFunds, Inc. ("OFI"), a Colorado corporation.

                      W I T N E S S E T H:

  WHEREAS, JP Fund and Oppenheimer Fund are each open-end investment companies of the management type; and

  WHEREAS, JP Fund and Oppenheimer Fund desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of JP Fund through the acquisition by Oppenheimer Fund of substantially all of the assets of JP Fund in exchange solely for voting shares of beneficial interest ("shares") of Class A of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund, which Class A shares of Oppenheimer Fund are thereafter to be distributed by JP Fund pro rata to its shareholders in complete liquidation of JP Fund and complete cancellation of its shares;

  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

  1. JP Fund and Oppenheimer Fund hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Oppenheimer Fund of substantially all of the assets of JP Fund in exchange for the issuance of Class A shares of Oppenheimer Fund to JP Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund, followed by the distribution by JP Fund of such Class A shares of Oppenheimer Fund to the shareholders of JP Fund in exchange for their shares of JP Fund, all upon and subject to the terms hereinafter set forth.

  2. On the Closing Date (as hereinafter defined) (i) JP Fund shall transfer and deliver (or cause to be so transferred and delivered) to Oppenheimer Fund, free and clear of all liens, encumbrances, restrictions and claims (other than Assumed Liabilities (as hereinafter defined)), the assets of JP Fund including but not limited to portfolio securities, cash (excluding the Cash Reserve as defined below), cash equivalents and receivables as the same shall exist on that date (the "Assets") and
(ii) Oppenheimer Fund shall deliver to JP Fund (in accordance with
Section 5 hereof) in exchange therefor, the Class A shares of Oppenheimer Fund to be issued hereunder. The Assets shall exclude a cash reserve (the "Cash Reserve") which shall be retained by JP Fund for the payment by it in respect of the Liabilities (as hereinafter defined) of JP Fund, if any, and which Cash Reserve shall not exceed the amount contemplated by Section 10E. The aggregate number of Class A shares of Oppenheimer Fund to be delivered by Oppenheimer Fund at the Closing (as hereinafter defined) shall be such number as shall have, as of the Valuation Date, an aggregate net asset value equal to the value of the Assets so transferred and delivered. Such Oppenheimer Fund Class A shares shall be issued without the imposition of any sales charge or load and holders of such Class A shares shall be entitled to all exchange privileges afforded to holders of other Class A shares of Oppenheimer Fund pursuant to the terms set forth in its current Prospectus and Statement of Additional Information. Oppenheimer Fund agrees that, if the reorganization becomes effective, Oppenheimer Fund will treat each shareholder of JP Fund who received any of Oppenheimer Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Oppenheimer Fund received by such shareholder for the purpose of making additional investments in shares of Oppenheimer Fund, regardless of the value of the shares of Oppenheimer Fund received. Promptly following the execution of the Agreement, JP Fund shall provide Oppenheimer Fund with a list of the Assets including, as to portfolio securities, a description thereof, units held and their value, as of the most reasonably practicable date.

  3. The net asset value of Class A shares of Oppenheimer Fund and the value of the Assets shall in each case be determined as of the close of business of The New York Stock Exchange on the business day immediately preceding the Closing Date (the "Valuation Date"). The foregoing valuations shall be prepared using the procedures set forth in Oppenheimer Fund's then current prospectus and statement of additional information and shall be computed in accordance with the regular practice and pricing services utilized by OppenheimerFunds, Inc. in pricing the Oppenheimer Fund. In accordance with the foregoing, Oppenheimer Fund and JP Fund shall each respectively prepare a report setting forth, as of the Valuation Date, its respective total net assets, the number of its shares outstanding, the net asset value of Oppenheimer Fund Class
A shares or the net asset value of JP Fund shares, respectively, and as to each of its portfolio securities, the cusip or ticket number, description thereof, units held and value determined as aforesaid (the "Valuation Report"). A Valuation Report shall be delivered by each of Oppenheimer Fund and JP Fund to the other on the Closing Date.

       JP Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to JP Fund's shareholders all of JP Fund's investment company taxable income for taxable years ending on or prior to the Closing Date
(computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

  4. The closing of the transactions contemplated herein (the "Closing") shall be at the office of OppenheimerFunds, Inc., Two World Trade Center, Suite 3400, New York, New York 10048, at the date and time of the closing of the acquisition contemplated by that certain Acquisition Agreement (the "Acquisition Agreement") dated September 24, 1996 by and among OFI, JP Investment Management Company ("JPM"), Jefferson-Pilot Life Insurance Company and JPC (or such other date, time and place as JP Fund and Oppenheimer Fund may otherwise designate) (the "Closing Date").

       In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when JP Fund and Oppenheimer Fund have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement as set forth in Section 20.

  5.   Class A shares of Oppenheimer Fund representing the
number of Class A shares of Oppenheimer Fund being delivered against the Assets, registered in the name of JP Fund, shall be
transferred to JP Fund on the Closing Date.   In connection with
the Closing, JP Fund shall distribute on a pro rata basis to the shareholders of JP Fund on the Valuation Date the Class A shares of Oppenheimer Fund received by JP Fund on the Closing Date in exchange for the Assets in complete liquidation of JP Fund; for the purpose of the distribution by JP Fund of Class A shares of Oppenheimer Fund to its shareholders, Oppenheimer Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A shares of Oppenheimer Fund on the books of Oppenheimer Fund to each shareholder of JP Fund in accordance with a list (the "Shareholder List") of JP Fund shareholders received from JP Fund; and (b) confirm an appropriate number of Class A shares of Oppenheimer Fund to each shareholder of JP Fund; certificates for Class A shares of Oppenheimer Fund will be issued upon written request of a former shareholder of JP Fund and surrender of the JP Fund certificates but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Oppenheimer Fund. JP Fund covenants and agrees to cause the cancellation of all of its outstanding shares upon the Closing.

  The Shareholder List shall be certified by the Secretary of JP Fund and by an authorized signatory of Investors Fiduciary Trust Company, JP Fund's transfer agent, and shall indicate, as of the Valuation Date, the name, address and taxpayer identification number of each shareholder of JP Fund, indicating his or her share balance. JP Fund agrees to supply the Shareholder List to Oppenheimer Fund not later than the Closing Date in such form (including computer diskette) as Oppenheimer Fund shall request.
JP Fund further agrees to deliver to Oppenheimer Fund or its designee (i) on or before the Closing Date all such other information and documents available to JP Fund relating to such shareholders as may be necessary for Oppenheimer Fund and its designee to perform all necessary shareholder accounting, communication and related services subsequent to the Closing and
(ii) as soon as practicable after the Closing all original documentation (including Internal Revenue Service forms, certificates and correspondence) relating to the taxpayer identification numbers of JP Fund shareholders on the Shareholder List and their liability for or exemption from backup withholding. Shareholders of JP Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer, exchange or pledge the shares of Oppenheimer Fund which they received.

       The share transfer books of JP Fund will be permanently closed as of the Valuation Date and only redemption requests received in proper form on or prior to the Valuation Date shall be fulfilled by JP Fund; redemption requests received by JP Fund after that date shall be treated as requests for the redemption of the shares of Oppenheimer Fund that shall have been distributed to the shareholder in question as set forth in this Section 5.

  6. Within one year after the Closing Date, JP Fund shall (a) either pay or make provision for payment of all of its Liabilities (other than Assumed Liabilities) and (b) either (i) transfer any remaining amount of the Cash Reserve to Oppenheimer Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of JP Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of JP Fund outstanding on the Valuation Date.

  7. Prior to the Closing Date, there shall be coordination between JP Fund and Oppenheimer Fund as to their respective portfolios so that, after the Closing, Oppenheimer Fund will not hold assets inconsistent with its investment objectives and will be in compliance with all of its investment policies and restrictions.


  8. Portfolio securities or written evidence acceptable to Oppenheimer Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by JP Fund pursuant to Rule 17f-4 and Rule 17f-5 under the 1940 Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by JP Fund on the Closing Date to Oppenheimer Fund, or at its direction, to Oppenheimer Fund's custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash of JP Fund shall be delivered on the Closing Date to Oppenheimer Fund by bank wire or inter-bank transfer of immediately available funds to Oppenheimer Fund's custodian bank payable to the order of Oppenheimer Fund for the account of Oppenheimer Fund.


       If, at the Closing Date, JP Fund is unable to make delivery under this Section 8 to Oppenheimer Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by JP Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered in the ordinary course of business to it or JP Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and JP Fund will deliver to Oppenheimer Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment as to such securities or cash proceeds in a form reasonably satisfactory to Oppenheimer Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Oppenheimer Fund.

  9. Oppenheimer Fund shall not assume and shall not otherwise be responsible for any liabilities (except the obligations, if any, to pay the purchase price of portfolio securities purchased by JP Fund which have not settled in the ordinary course of business ("Assumed Liabilities")), taxes, obligations, expenses, contracts, claims, commitments, agreements and arrangements relating to (i) the Assets or (ii) JP Fund, its predecessors, affiliates, directors, officers, employees and agents, in each case whether fixed, contingent, accrued or otherwise ("Liabilities"). JP Fund expressly agrees to remain liable for and discharge all its Liabilities whether incurred prior to or subsequent to the Closing Date. With respect to any expenses applicable to, or incurred by JP Fund and Oppenheimer Fund hereto in connection with entering into and carrying out the provisions of the Agreement ("Expenses"), including legal, accounting and registration fees and Blue Sky expenses and expenses of the proxy solicitation, including the cost of printing and mailing the Proxy Statement and Prospectus (as hereinafter defined) and related proxy materials, it is hereby agreed that except as otherwise provided in Section 20 of the Agreement, the respective investment adviser for Oppenheimer Fund and JP Fund shall reimburse the Fund for which it acts as investment adviser for such Fund's Expenses and, as to the rights and obligations of said investment advisers inter se, the terms of the Acquisition Agreement shall govern. It is understood and acknowledged that in no event shall JP Fund or Oppenheimer Fund be liable for the payment of any Expenses.

  10. As soon as practicable JP Fund shall (i) after it fulfills its obligations set forth in Section 6 hereof, file Articles of Dissolution with the North Carolina Secretary of State (the "Department") and (ii) file an application for an order of the Securities and Exchange Commission ("SEC") pursuant to Section 8(f) of the 1940 Act, declaring that it has ceased to be an investment company, and shall take, in accordance with North Carolina law and the 1940 Act, all such other actions as may be necessary or appropriate to effect a complete liquidation and dissolution of JP Fund and to deregister JP Fund under the 1940 Act.

  11. Any reporting, filing or other obligation of JP Fund under the federal securities laws and state laws shall remain the responsibility of JP Fund until it is deregistered under the 1940
Act or liquidated and dissolved, respectively.

  12. The obligations of Oppenheimer Fund hereunder shall be subject to the following conditions:

       A. The shareholders of JP Fund shall have approved the Agreement and the transactions contemplated herein; such shareholder approval shall have been by the affirmative vote of a majority of the outstanding voting shares of JP Fund in conformity with the provisions of the North Carolina Business Corporation Act ("NCBCA") at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined); and JP Fund shall have furnished to Oppenheimer Fund copies of resolutions with respect to each of the foregoing and copies of resolutions of the Board of Directors of JP Fund with respect to approvals of the Agreement and the transactions contemplated herein, in each case certified by the Secretary or an Assistant Secretary of JP Fund.

       B. Oppenheimer Fund shall have received an opinion of counsel to JP Fund dated the Closing Date, to the effect that: (i) JP Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina with full powers to carry on its business as described by its charter and then being conducted and to enter into and perform the Agreement (North Carolina counsel may be relied upon in delivering such opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on JP Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by JP Fund; (iii) the Agreement has been duly authorized, executed and delivered by JP Fund and, assuming due authorization, execution and delivery of the Agreement by Oppenheimer Fund, constitutes a valid and binding obligation of JP Fund, enforceable against JP Fund in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors rights and remedies generally and subject, as to enforceability, to general principles of equity regardless of whether enforcement is sought in a proceeding at law or in equity (the "Bankruptcy Exception"); and (iv) the execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under (a) the Certificate of Incorporation or By-Laws of JP Fund, (b) any loan, credit agreement, note, bond, mortgage, indenture, lease or contract applicable to JP Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on JP Fund or prevent consummation of the transactions contemplated hereby), or
(c) any judgment, order or decree to which JP Fund is subject or any state or federal law or regulation applicable to JP Fund or its assets and properties.

            C. The representations and warranties of JP Fund contained herein shall be true and correct at and as of the Closing Date (with all representations and warranties that were made as of the date of the Agreement or as of another date being made again as of the Closing Date) and JP Fund shall have performed, in all material respects, each of the covenants required to be performed by JP Fund at or prior to Closing, and Oppenheimer Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of JP Fund, dated the Closing Date, to that effect.

       D.   On the Closing Date, JP Fund shall have furnished to
Oppenheimer Fund a certificate of the Treasurer or Assistant
Treasurer of JP Fund as to the amount of the capital loss carry-over, if any, and net unrealized appreciation or depreciation, if any, with respect to JP Fund as of the Closing Date.

       E. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of JP Fund at the close of business on the Valuation Date.

       F. A Registration Statement on Form N-14 (the "N-14 Registration Statement") filed by Oppenheimer Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the proxy statement and prospectus required under the 1940 Act to request the approval of shareholders of JP Fund of the reorganization contemplated in the Agreement, shall have become effective under the 1933 Act not later than December 31, 1996.

       G. On the Closing Date, Oppenheimer Fund shall have received a letter of a senior executive officer of JPM in form acceptable to Oppenheimer Fund, stating that between the date of the Agreement and the Closing Date there has been no material adverse change in the Assets, the operations or the financial condition of JP Fund (it being understood that a decrease in the size of JP Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change) and that nothing has come to his or her attention which would indicate that as of the Closing Date there were any Liabilities of JP Fund not fully covered by the Cash Reserve or expected not to be so covered or pending or threatened claims, actions, suits, proceedings or investigations with respect to or affecting JP Fund, or any director, officer, employee or agent of JP Fund.

       H. Oppenheimer Fund shall have received an opinion, dated the Closing Date, of Sutherland, Asbill & Brennan, to the same effect as the opinion contemplated by Section 13E of the Agreement.

       I. Except as otherwise provided in the last paragraph of Section 8, Oppenheimer Fund shall have received at the Closing all of the Assets to be conveyed hereunder, free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever except the Assumed Liabilities.

       J. At or prior to the Closing Date, JP Fund shall have delivered to Oppenheimer Fund two copies of a list setting forth the securities, cash and receivables then owned by JP Fund and the respective federal income tax bases thereof.

  13. The obligations of JP Fund hereunder shall be subject to the following conditions:

       A. Oppenheimer Fund shall have furnished to JP Fund copies of resolutions of the Board of Trustees of Oppenheimer Fund with respect to approvals of the Agreement and the transactions contemplated herein certified by the Secretary or an Assistant Secretary of Oppenheimer Fund.

       B. JP Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of a majority of the outstanding voting shares of JP Fund.

            C. JP Fund shall have received an opinion of counsel to Oppenheimer Fund dated the Closing Date, to the effect that (i) Oppenheimer Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as described by its charter and then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon in delivering such opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Oppenheimer Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Oppenheimer Fund;
(iii) the shares of Oppenheimer Fund to be issued hereunder are duly authorized and when issued as provided for herein will be validly issued, fully-paid and non-assessable, except as otherwise set forth on Schedule 13C hereto with respect to potential liability of shareholders of a Massachusetts business trust (Massachusetts counsel may be relied upon in delivering such opinion); (iv) the Agreement has been duly authorized, executed and delivered by Oppenheimer Fund and, assuming due authorization, execution and delivery of the Agreement by JP Fund, constitutes a valid and binding obligation of Oppenheimer Fund, enforceable against Oppenheimer Fund in accordance with its terms, subject to the Bankruptcy Exception and (v) the execution and delivery of the Agreement does not, and consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under: (a) the Declaration of Trust or By-Laws of Oppenheimer Fund, (b) any loan, credit agreement, note, bond, mortgage, indenture, lease, or contract applicable to Oppenheimer Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on Oppenheimer Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order of decree to which Oppenheimer Fund is subject or any state or federal law or regulation applicable to Oppenheimer Fund or its assets and properties.

       D. The representations and warranties of Oppenheimer Fund contained herein shall be true and correct at and as of the Closing Date (with all representations and warranties that were made as of the date of the Agreement or as of another date being made again as of the Closing Date), and Oppenheimer Fund shall have performed, in all material respects, each of the covenants required to be performed by Oppenheimer Fund at or prior to Closing, and JP Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of Oppenheimer Fund to that effect dated the Closing Date.

       E. JP Fund shall have received an opinion of Sutherland, Asbill & Brennan to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) JP Fund's representation that there is no plan or intention by any JP Fund shareholder who owns 5% or more of JP Fund's outstanding shares, and, to JP Fund's best knowledge, there is no plan or intention on the part of the remaining JP Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Oppenheimer Fund shares received in the transaction that would reduce JP Fund shareholders' ownership of Oppenheimer Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding JP Fund shares as of the same date, (ii) the representation that Oppenheimer Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by JP Fund immediately prior to the reorganization, (iii) the representation by each of JP Fund and Oppenheimer Fund that, as of the Closing Date, JP Fund and Oppenheimer Fund will qualify as regulated investment companies and will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, and (iv) such other representations as shall be made by each of JP Fund and Oppenheimer Fund to Sutherland, Asbill & Brennan and accompany or be set forth in the opinion, will generally be as follows:

  (a) The reorganization contemplated by the Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and JP Fund and Oppenheimer Fund will each be a "party to the reorganization" within the meaning of
  Section 368(b) of the Code.

  (b) No gain or loss will be recognized by Oppenheimer Fund upon the receipt of the assets transferred to it by JP Fund in exchange for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund. (Section 1032)

  (c) No gain or loss will be recognized by JP Fund upon the transfer of its assets to Oppenheimer Fund in exchange solely for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund (if any) and the subsequent distribution by JP Fund of such Class A shares to the shareholders of JP Fund. (Section 361)

  (d) No gain or loss will be recognized by JP Fund shareholders upon the exchange of the JP Fund shares solely for the Class
  A shares of Oppenheimer Fund. (Section 354)

  (e) The basis of the Class A shares of Oppenheimer Fund received by each JP Fund shareholder pursuant to the reorganization will be the same as the adjusted basis of that shareholder's JP Fund shares surrendered in exchange therefor.
  (Section 358)

  (f) The holding period of Class A shares of Oppenheimer Fund to be received by each JP Fund shareholder will include the shareholder's holding period for the JP Fund shares surrendered in exchange therefor, provided such JP Fund shares were held as capital assets on the Closing Date. (Section
  1223)

  (g) Oppenheimer Fund's basis for the assets transferred to it by JP Fund will be the same as JP Fund's tax basis for the assets immediately prior to the reorganization. (Section
  362(b))

  (h) Oppenheimer Fund's holding period for the transferred assets will include JP Fund's holding period therefor.
  (Section 1223)

  (i) Oppenheimer Fund will succeed to and take into account the items of JP Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of JP Fund as of the date of the transaction, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

Notwithstanding anything herein to the contrary, neither
Oppenheimer Fund nor JP Fund may waive the material conditions set forth in this Section 13E although the actual wording of such opinion may differ to the extent agreed to by Oppenheimer Fund and JP Fund.


       F. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of JP Fund at the close of business on the Valuation Date.

       G. The N-14 Registration Statement shall have become effective under the 1933 Act not later than December 31, 1996.

       H. JP Fund shall acknowledge receipt of the shares of Oppenheimer Fund.

       I. On the Closing Date, JP Fund shall have received a letter of a senior officer of OFI in form acceptable to JP Fund, stating that between the date of the Agreement and the Closing Date there has been no material adverse change in the operations or financial condition of Oppenheimer Fund (it being understood that a decrease in the size of Oppenheimer Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change) and that nothing has come to his or her attention that would indicate that as of the Closing Date there were any pending or threatened litigation or claims with respect to Oppenheimer Fund.

  14.  JP Fund hereby represents and warrants that:

       A.   The financial statements of JP Fund as at December
31, 1995 (audited) and June 30, 1996 (unaudited) heretofore furnished to Oppenheimer Fund, present fairly the financial position, results of operations, and changes in net assets of JP Fund as of such dates, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year and six-month period; and that from December 31, 1995 through the date hereof there has not been any material adverse change in the Assets, the operations or financial condition of JP Fund, it being agreed that a decrease in the size of JP Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change.

       B. JP Fund has good and valid title to the Assets, subject to no liens, security interests or other encumbrances, and contingent upon approval of the Agreement and the transactions contemplated hereby by JP Fund's shareholders, JP Fund has authority to transfer the Assets to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever (excluding the Assumed Liabilities).

       C. The Prospectus of JP Fund dated May 1, 1996, as amended and supplemented on October 8, 1996, and Statement of Additional Information of JP Fund dated May 1, 1996, contained in JP Fund's Registration Statement under the 1933 Act, as amended, are true, correct and complete, conform to the requirements of the 1933 Act and the 1940 Act and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement of JP Fund, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and the 1940 Act, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and was, as of its filing, and continues to be, in full force and effect.

       D. There is no material Liability of JP Fund in existence except as set forth in the financial statements of JP Fund as at December 31, 1995 and June 30, 1996 and as of such dates there were no Liabilities of JP Fund (contingent or otherwise) not disclosed therein that would be required in conformity with generally accepted accounting principles to be disclosed therein. No such material Liability of JP Fund has arisen since December 31, 1995 and June 30, 1996 except as set forth on Exhibit 14D hereto. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of JP Fund, threatened by, against or involving JP Fund or any director, officer, employee, or agent of JP Fund. JP Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated.

       E. There are no contracts, agreements or commitments in existence, whether written or oral, to which JP Fund (or a predecessor) is a party or has succeeded to a party by assumption or assignment or in which it has a beneficial interest other than the Agreement and those entered into by JP Fund in the ordinary conduct of its business and JP Fund has delivered or made available to Oppenheimer Fund, as to each such contract, agreement or other commitment, a true and complete copy or description thereof and as to any oral contract, agreement or other commitment, a true and complete description thereof.

       F. JP Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with the requisite corporate power and authority to enter into and perform the Agreement and, subject to approval of its shareholders, to consummate the transactions contemplated hereby; all corporate action necessary to make the Agreement, according to its terms, valid, binding and enforceable on JP Fund and to authorize the transactions contemplated by the Agreement, including without limitation necessary approvals of the Board of Directors of JP Fund, have been taken by JP Fund subject to approval of the Agreement by the shareholders of JP Fund; the Agreement has been duly executed and delivered by JP Fund and constitutes a valid and binding obligation of JP Fund, enforceable against JP Fund in accordance with its terms, subject to the approval of its shareholders and the Bankruptcy Exception; and the execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under (a) the Certificate of Incorporation or By-Laws of JP Fund, or (b) any loan, credit agreement, note, bond, mortgage, indenture, lease or contract applicable to JP Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on JP Fund or prevent consummation of the transactions contemplated hereby), or
(c) any judgment, order or decree to which JP Fund is subject or any state or federal law or regulation applicable to JP Fund or its assets and properties.

       G. All Federal and other tax returns and reports of JP Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of JP Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of JP Fund ended December 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due. There are no claims, levies, liabilities or amounts due for corporate, excise, income or other federal, state or local taxes outstanding or threatened against JP Fund (other than those reflected in its most recent audited financial statements) and to the best of JP Fund's knowledge there are no facts that might form the basis for such claims, levies, liabilities or amounts due.

       H. JP Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, JP Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and JP Fund intends to meet such requirements with respect to its current taxable year.

       I. All issued and outstanding shares of common stock of JP Fund, par value $1.00 per share, are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. All such shares will, at the time of Closing, be held by the persons or entities and in the amounts set forth on the Shareholder List submitted to Oppenheimer Fund pursuant to
Section 5. There are no outstanding rights, options, warrants, conversion rights, preemptive rights or agreements with respect to shares of JP Fund. Set forth on Exhibit 14I hereto are the names, addresses and share ownership amounts of each shareholder of JP Fund that beneficially (as that term is defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) owns 1% or more of JP Fund's outstanding shares.

       J. The copies of the Certificate of Incorporation and By-laws of JP Fund, and all amendments thereto, previously delivered to Oppenheimer Fund are true, complete and correct.

       K. There is no plan or intention by any JP Fund shareholder who owns 5% or more of JP Fund's outstanding shares, and, to JP Fund's best knowledge, there is no plan or intention on the part of the remaining JP Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Oppenheimer Fund shares received in the transaction that would reduce JP Fund shareholders' ownership of Oppenheimer Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding JP Fund shares as of the same date. With respect to the foregoing representation, attached hereto as Exhibit 14K are true and complete copies of representation letters signed by each such 5% or greater shareholder.

       L. There are no unresolved or outstanding shareholder claims or complaints related to JP Fund other than as disclosed by JP Fund in writing to Oppenheimer Fund and which are determined by Oppenheimer Fund to not be material with respect to the Agreement and the transactions contemplated herein.

       M. Except as previously disclosed to Oppenheimer Fund in writing, and except as have been corrected as required by applicable law, there have been no miscalculations of the net asset value of JP Fund during the twelve-month period preceding the Closing Date and all such calculations have been done in accordance with the applicable provisions of the 1940 Act.

       N. All of the issued and outstanding shares of JP Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the 1933 Act, the 1940 Act and in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete, current and have been continuously effective, all fees required to be paid have been paid, and JP Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered.

       O. JP Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder.

       P. No violation of applicable federal, state and local statute, law or regulation, exists that individually, or in the aggregate, would have a material adverse effect on the business or operations of JP Fund.

       Q. JP Fund is in compliance with its investment objectives, policies and restrictions as described in its current
Prospectus and Statement of Additional Information.


       R. JP Fund is duly registered under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect.

       S.   Except for the shareholder approvals specified in
Section 12F, no consent, approval, governmental filing, authorization or permit from any person or entity is necessary for the execution and delivery of the Agreement and the consummation of the transactions contemplated by the Agreement.

  15.  Oppenheimer Fund hereby represents and warrants that:

       A. The financial statements of Oppenheimer Fund as at June 30, 1996 (audited) heretofore furnished to JP Fund, present fairly the financial position, results of operations, and changes in net assets of Oppenheimer Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from June 30, 1996 through the date hereof there have not been, any material adverse changes in the business or financial condition of Oppenheimer Fund, it being understood that a decrease in the size of Oppenheimer Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change.

       B. The Prospectus, dated November 1, 1995, as amended and supplemented, and the Statement of Additional Information, dated November 1, 1995, contained in Oppenheimer Fund's Registration Statement under the 1933 Act, are true, correct and complete, conform to the requirements of the 1933 Act and the 1940 Act and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement of Oppenheimer Fund, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and the 1940 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

       C. Oppenheimer Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with the requisite power and authority granted to business trusts to enter into and perform the Agreement and consummate the transactions contemplated hereby; all necessary action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Oppenheimer Fund and to authorize the transactions contemplated by the Agreement, including without limitation necessary approvals of the Board of Trustees of Oppenheimer Fund, have been taken by Oppenheimer Fund; the Agreement has been duly executed and delivered by Oppenheimer Fund and constitutes a valid and binding obligation of Oppenheimer Fund, enforceable against Oppenheimer Fund in accordance with its terms, subject to the Bankruptcy Exception; and the execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under (a) the Declaration of Trust or By-Laws of Oppenheimer Fund, or (b) any loan, credit agreement, note, bond, mortgage, indenture, lease or contract applicable to Oppenheimer Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on Oppenheimer Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order or decree to which Oppenheimer Fund is subject or any state or federal law or regulation applicable to Oppenheimer Fund or its assets and properties.


       D. All Federal and other tax returns and reports of Oppenheimer Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Oppenheimer Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Oppenheimer Fund ended August 31, 1996 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due.

       E. Oppenheimer Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Oppenheimer Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Oppenheimer Fund intends to meet such requirements with respect to its current taxable year.

       F.   Oppenheimer Fund (i) at the time of the
reorganization will have no plan or intention to dispose of any of the assets transferred by JP Fund, other than in the ordinary course of business, and (ii) has no plan or intention to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders.

       G. After consummation of the transactions contemplated by the Agreement and for a period of one year thereafter, Oppenheimer Fund intends to operate its business in a substantially unchanged manner subject to such changes as may be required in the ordinary course of its business or as may be approved by the Board of Trustees of Oppenheimer Fund.

       H. The copies of the Declaration of Trust and By-Laws of Oppenheimer Fund, and any amendments thereto, previously delivered to JP Fund by Oppenheimer Fund are true, complete and correct.

       I. The Class A shares of Oppenheimer Fund which it issues to JP Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Schedule 13C hereto with respect to potential liability of shareholders of a Massachusetts business trust; will conform to the description thereof contained in Oppenheimer Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required.

            J. All of the issued and outstanding shares of Oppenheimer Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws and such registrations, including any periodic reports or supplemental filings, are complete, current and have been continuously effective, all fees required to be paid have been paid, and Oppenheimer Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered.

       K.   Oppenheimer Fund is duly registered under the 1940
Act and such registration has not been revoked or rescinded and is in full force and effect.

  16. (a) Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.

       (b) Oppenheimer Fund represents and warrants that the information concerning it in the Proxy Statement and Prospectus will not as of the date of the Proxy Statement and Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements concerning it therein in light of the circumstances in which they are made not misleading. Oppenheimer Fund represents and warrants that its financial statements in the N-14 Registration Statement (described below) fairly present the information shown in accordance with generally accepted accounting principles applied on a basis consistent with previous periods.

       (c) JP Fund represents and warrants that the information concerning it in the Proxy Statement and Prospectus will not as of the date of the Proxy Statement and Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements concerning it therein in light of the circumstances in which they are made not misleading. JP Fund represents and warrants that its financial statements in the N-14 Registration Statement fairly present the information shown in accordance with generally accepted accounting principles applied on a basis consistent with previous periods.



       17. Oppenheimer Fund agrees that it will prepare and file the N-14 Registration Statement which shall contain a preliminary form of Proxy Statement and Prospectus contemplated by Rule 145 under the 1933 Act. JP Fund shall be responsible for preparation of the notice of meeting, Proxy Statement and Prospectus and form of proxy to be sent to JP Fund shareholders. The final form of such Proxy Statement and Prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have the N-14 Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.

  18. (a) JP Fund covenants and agrees to afford to Oppenheimer Fund, its counsel, accountants and other representatives reasonable access, during normal business hours throughout the period prior to the Closing Date, to the books, records, employees and representatives of JP Fund.

       (b) JP Fund covenants and agrees that during the period from the date hereof until the Closing Date its investment objectives, investment policies and investment restrictions, as disclosed in its most current Prospectus dated May 1, 1996, as amended and supplemented on October 8, 1996, and Statement of Additional Information, dated May 1, 1996, will not be changed in any manner whatsoever except pursuant to a statutory amendment or regulatory requirement during such time and upon prior notice to Oppenheimer Fund.

            (c) JP Fund covenants that during the period from the date hereof until the Closing Date, except as approved in writing by Oppenheimer Fund or expressly provided for in the Agreement, JP Fund (i) will not conduct its business other than in the ordinary course substantially in the manner heretofore conducted and consistent with JP Fund's investment objectives, policies and restrictions as set forth in its most current Prospectus dated May 1, 1996, as amended and supplemented on October 8, 1996, and Statement of Additional Information, dated May 1, 1996, (ii) will not permit or allow any of the Assets to be subjected to any encumbrance, (iii) will not enter into any material transaction or otherwise incur any material Liability other than in the normal course of business consistent with past practice, (iv) will not declare, set aside or pay any dividend or make any other distribution except for payment of its dividends in ordinary course consistent with past practice and except for the final dividend and distribution to be made pursuant to Section 3 of the Agreement, and
(v) will not agree, whether in writing or otherwise, to do any of the foregoing. Notwithstanding the foregoing, JP Fund covenants that (x) between the date of the Agreement and the Closing Date, promptly following any transaction involving an acquisition or disposition by JP Fund of portfolio securities, JP Fund shall provide to Oppenheimer Fund a written report detailing such transaction and (y) upon the written request of Oppenheimer Fund, to promptly sell one or more portfolio securities acquired by JP Fund between the date of the Agreement and the Closing Date and (z) to transfer to Oppenheimer Fund on the Closing Date only those Assets the acquisition of which will permit Oppenheimer Fund to be in compliance with all of its investment policies and restrictions.


       (d) JP Fund covenants and agrees to comply with all applicable laws, rules and regulations.

       (e) JP Fund covenants and agrees to maintain in the ordinary course of business consistent with past practice its books and records through to the date of its dissolution and liquidation and to prepare and file all documents, reports and instruments and take such action, including, without limitation, under the federal securities laws and state laws, that is required or appropriate to be filed or taken by it prior to, and/or in connection with, its dissolution and liquidation.

  19. (a) Oppenheimer Fund covenants that during the period from the date hereof until the Closing Date it will conduct its business in the ordinary course, it being understood that such ordinary course of business will include customary dividends and other distributions and such changes, if any, that have been approved by trustees of Oppenheimer Fund of which JP Fund has been advised.

       (b) Oppenheimer Fund covenants and agrees to comply with all applicable laws, rules and regulations.

  20. The Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing (i) by the mutual written consent of Oppenheimer Fund and JP Fund, (ii) by either Oppenheimer Fund or JP Fund, by notice in writing to the other, if the Closing shall not have occurred on or before December 31, 1996, (iii) by either Oppenheimer Fund or JP
Fund, by notice in writing to the other, if (A) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (B) the other party materially breaches or shall have breached any of its representations, warranties or covenants contained herein, (C) the JP Fund shareholders fail to approve the Agreement or (D) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met (other than through the failure of the terminating party to comply with its obligations under the Agreement) and it reasonably appears that it will not or cannot be met prior to the Closing Date or (iv) pursuant to Section 4 of the Agreement. Termination of the Agreement pursuant to (i), (ii) or (iv) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Oppenheimer Fund, JP Fund or their respective trustees, directors or officers to any other party or its trustees, directors, or officers and it is understood and agreed that each party shall be reimbursed for its Expenses pursuant to Section 9 of the Agreement. Termination of the Agreement pursuant to (iii) shall terminate all obligations of Oppenheimer Fund and JP Fund hereunder and there shall be no liability for damages on the part of Oppenheimer Fund or JP Fund or their respective trustees, directors or officers to any other party or its trustees, directors or officers, except that the party in breach of the Agreement shall, upon demand, reimburse the non-breaching party for all Expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the transactions contemplated by the Agreement, and the provisions of
Section 9 as to Expenses shall be of no force or effect. For the purposes of the foregoing sentence, the non-fulfillment of the condition requiring approval of JP Fund shareholders set forth in Sections 10A and 11B shall not be deemed a breach entitling a party to reimbursement of fees and expenses.

  The Agreement shall automatically terminate prior to the Closing in the event the Acquisition Agreement is terminated or the acquisition contemplated by the Acquisition Agreement is not consummated, and in such event all obligations of Oppenheimer Fund and JP Fund shall terminate and there shall be no liability on the part of Oppenheimer Fund or JP Fund or their respective trustees, directors or officers to the other or its respective trustees, directors or officers, it being understood and agreed that each party shall be reimbursed for its Expenses pursuant to Section 9 of the Agreement.

       21. (a) JPC shall indemnify and hold harmless JP Fund and Oppenheimer Fund, their investment advisers and their respective trustees, directors, officers and shareholders, against any and all claims to the extent such claims are based upon, arise out of or relate to (i) any untruthful or inaccurate representation made by JP Fund in the Agreement or any breach by JP Fund of any warranty or any failure by JP Fund to perform or comply with any of its obligations, covenants, conditions or agreements set forth in the Agreement or (ii) the failure of JP Fund to comply with applicable legal requirements, including, without limitation, registration under the 1933 Act and the 1940 Act and state securities laws. Notwithstanding the foregoing, JPC shall not be obligated to so indemnify any officer or director of JP Fund if such claims result from such person's willful misfeasance, bad faith or gross negligence.

       (b) OFI shall indemnify and hold harmless JP Fund and its investment adviser and their respective directors, officers and shareholders, against any and all claims to the extent such claims are based upon, arise out of or relate to any untruthful or inaccurate representation made by Oppenheimer Fund in the Agreement or any breach by Oppenheimer Fund of any warranty or any failure by Oppenheimer Fund to perform or comply with any of its obligations, covenants, conditions or agreements set forth in the Agreement. Notwithstanding the foregoing, OFI shall not be obligated to so indemnify any officer or director of JP Fund or its investment adviser if such claims result from such person's willful misfeasance, bad faith or gross negligence.

       (c) As used in this section, the word "claim" means any and all liabilities, obligations, losses, damages, deficiencies, demands, claims, penalties, assessments, judgments, actions, proceedings and suits of whatever kind and nature and all costs and expenses (including, without limitation, reasonable attorneys' fees).


  22. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

  23. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgement of such waiver.

  24. JP Fund understands that the obligations of Oppenheimer Fund under the Agreement are not binding upon any Trustee or shareholder of Oppenheimer Fund personally, but bind only Oppenheimer Fund and Oppenheimer Fund's property. JP Fund represents that it has notice of the provisions of the Declaration of Trust of Oppenheimer Fund disclaiming shareholder and Trustee liability for acts or obligations of Oppenheimer Fund.

  25. Neither of the parties shall make any press release of the transactions contemplated by the Agreement, or any discussion in connection therewith, without the prior written consent of the other party, which consent shall not be unreasonably withheld. The preceding sentence shall not apply to any disclosures required to be made by applicable laws, as determined by counsel; however, the applicable party shall consult with the other party concerning the timing and content of such disclosure before making it.

  26. The representations, warranties and covenants set forth in the Agreement shall survive the closing.

  27. The Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles of such State.

  IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Attest:                         JEFFERSON-PILOT CAPITAL APPRECIATION
                                 FUND, INC.


/s/ J. Gregory Poole       By:  /s/ E.J. Yelton
                                President

Attest:                         OPPENHEIMER GROWTH FUND


/s/ Robert G. Zack              By:  /s/ Andrew J. Donohue
                                Secretary

Attest:                         For purposes of Section 21 only:
                           JEFFERSON-PILOT CORPORATION



/s/ J. Gregory Poole       By:  /s/ E.J. Yelton
                                Senior Vice President



Attest:                         For purposes of Section 21 only:
                           OPPENHEIMERFUNDS, INC.



/s/ Robert G. Zack              By:  /s/ Andrew J. Donohue
                                Executive Vice President

Jefferson-Pilot Capital Appreciation Fund, Inc.

PROXY FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD DECEMBER 3, 1996

The undersigned shareholder of Jefferson-Pilot Capital Appreciation Fund, Inc. ("JP Fund"), does hereby appoint Richard W. McEnally and E.J. Yelton and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of JP Fund to be held on December 3, 1996, at the Jefferson Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27420 at 10:00 A.M., local time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE AND THE ELECTION OF EACH NOMINEE AS DIRECTOR. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR EACH PROPOSAL AND THE ELECTION OF EACH NOMINEE AS DIRECTOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Proposal 1:

   To consider and vote upon the approval or disapproval of the Agreement and Plan of Reorganization dated as of October 8, 1996
(the "Reorganization Agreement") by and among JP Fund,
Jefferson-Pilot Corporation, Oppenheimer Growth Fund ("Oppenheimer Fund"), and OppenheimerFunds, Inc., and the transactions contemplated thereby, including (i) the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for Class A shares of Oppenheimer Fund, (ii) the distribution of such shares of Oppenheimer Fund to shareholders of JP Fund in liquidation of JP
Fund, and (iii) the cancellation of the outstanding shares of JP
Fund.

       FOR____        AGAINST____         ABSTAIN____

Proposal 2:

To elect to the Board of Directors the following five (5) directors to hold office until the earlier of (i) the dissolution of JP Fund or (ii) the next annual meeting of shareholders of JP Fund called for the purpose of electing directors, or until their successors are elected and qualified.

A)  E.J. Yelton       D) William Edward Moran
B)  John C. Ingram         E) J. Lee Lloyd
C)  Richard Wolcott McEnally

_______For all nominees listed  ____WITHHOLD AUTHORITY
except as marked to the contrary at           to vote for all
nominees
left.  Instruction:  To withhold              listed at left.
authority to vote for any individual
nominee, line out that nominee's name
at left.

Proposal 3:

To ratify or reject the selection of McGladrey & Pullen LLP as JP
Fund's independent auditors for the current fiscal year.

       FOR____        AGAINST____         ABSTAIN____

                           Dated:________________________, 1996
                                (Month)   (Day)

                           ______________________________
                                Signature(s)

                           ______________________________
                                Signature(s)

  Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

OPPENHEIMER
Growth Fund

Prospectus dated November 1, 1996

Oppenheimer Growth Fund is a mutual fund that seeks capital appreciation as its investment objective. The Fund emphasizes investment in securities of established mid- and large-capitalization growth companies that the Fund's investment manager believes have above average earnings prospects but are selling at below-normal valuations. The Fund does not invest to earn current income to distribute to shareholders.


     The Fund invests primarily in common stocks. The Fund may also use futures contracts for hedging purposes to seek to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. The Fund may borrow money from banks to buy securities, which is a speculative instrument method known as "leverage."


     Please refer to "Investment Objectives and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussions of the risks of investing in the Fund.


     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                          (OppenheimerFunds logo)



Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          ABOUT THE FUND

3         Expenses
5         A Brief Overview of the Fund
7         Financial Highlights
11        Investment Objective and Policies
12        Investment Risks
13        Investment Techniques and Strategies
16        How the Fund is Managed
18        Performance of the Fund

          ABOUT YOUR ACCOUNT

22        How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares
          Class Y Shares
36        Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans
38        How to Sell Shares
          By Mail
          By Telephone
40        How to Exchange Shares
42        Shareholder Account Rules and Policies
44        Dividends, Capital Gains and Taxes
A-1       Appendix A: Special Sales Charge Arrangements

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will expect to bear indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended June 30, 1996.


       Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account" starting on page 22 for an explanation of how and when these charges apply.



     Class A                  Class B              Class C    Class Y
     Shares                   Shares Shares        Shares
Maximum Sales Charge on Purchases    5.75%         None       None    None
(as a % of offering price)

Maximum Deferred Sales Charge None(1)              5% in the first    1% if shares   None
(as a % of the lower of the original               year, declining to are redeemed
offering price or redemption proceeds)                        1% in the sixth   within 12
                              year and eliminated  months of
                              thereafter(2)        purchase(2)

Maximum Sales Charge on Reinvested   None          None       None    None
Dividends

Exchange Fee                  None   None          None       None

Redemption Fee                None(3)              None(3)    None(3) None(3)

(1)If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 29) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.
(2)See "How to Buy Shares- Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares," below for more information on the contingent deferred sales charge.
(3)There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by ACH transfer through AccountLink. See "How to Sell Shares."


       Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.



  Annual Fund Operating Expenses (as a Percentage of Average Net
Assets)

                         Class A   Class B   Class C   Class Y
                         Shares    Shares    Shares    Shares

Management Fees               0.68%          0.68%          0.68%          0.68%

12b-1 Plan Fees               0.17%          1.00%          1.00%          NA

Other Expenses           0.21%          0.21%          0.13%          0.26%

Total Fund Operating Expenses 1.06%          1.89%          1.81%          0.94%


     The numbers for Class A, Class B and Class Y shares in the chart above are based upon the Fund's business expenses in its last fiscal year ended June 30, 1996. Class C shares were not publicly offered prior to November 1, 1995. Therefore, Annual Fund Operating Expenses shown for Class C shares are based on the period from November 1, 1995 until June 30, 1996. All amounts are shown as a percentage of the average net assets of each class of the Fund's shares for the year ended June 30, 1996, and have been annualized for Class C shares. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of the Fund's assets represented by each class of shares. The "12b-1 Plan Fees" for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class). Currently, the Board of Trustees has set the maximum fee at 0.15% for assets representing Class A shares sold before April 1, 1991, and 0.25% for assets representing Class A shares sold on or after that date. For Class B and Class C shares, the 12b-1 Plan Fees are the service fees (the maximum service fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.75%


       Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

               1 year         3 years   5 years   10 years*

Class A Shares $68       $89       $113      $179

Class B Shares $69       $89       $122      $180

Class C Shares $28       $57       $98       $213

Class Y Shares $10       $30       $52       $115


     If you did not redeem your investment, it would incur the following expenses:


               1 year         3 years   5 years   10 years*

Class A Shares $68       $89       $113      $179

Class B Shares $19       $59       $102      $180

Class C Shares $18       $57       $98       $213

Class Y Shares $10       $30       $52       $115

*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy
Shares - Buying Class B Shares" for more information.


     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       What Is The Fund's Investment Objective? The Fund's investment objective is to seek capital appreciation.

       What Does the Fund Invest In? To seek capital appreciation, the Fund primarily invests in common stocks (these are called "equity securities"), and short-term debt securities for defensive purposes. The Fund may also use futures contracts for hedging purposes to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page 11.

       Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc., which (including a subsidiary) manages investment company portfolios currently having over $55 billion in assets at September 30, 1996. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund has a portfolio manager, Robert C. Doll, Jr., who is employed by the Manager and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.

       How Risky Is the Fund? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks are subject to changes in their value from a number of factors such as changes in general stock market movements. A change in value of particular stocks may result from an event affecting the issuer, or changes in interest rates that can affect stock prices. The Fund's investments in foreign securities are subject to additional risks associated with investing abroad, such as the effect of currency rate changes on stock values. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the Oppenheimer funds spectrum, the Fund is generally considered more aggressive than the money market or growth and income funds because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 12 for a more complete discussion of the Fund's investment risks.

       How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 22 for more details.

       Will I Pay a Sales Charge to Buy Shares? The Fund has four classes of shares. Each class of shares has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75% and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B shares and Class C shares. Class Y shares are offered at net asset value without sales charge only to certain institutional investors. Please review "How to Buy Shares" starting on page 24 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

       How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page
38. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 40.

       How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance.
Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on pages 20 and 21. Please remember that past performance does not guarantee future results.


Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended August 31, 1996, is included in the Statement of Additional Information. The Fund has changed its fiscal year from June 30 to August 31. Class C shares were only offered during a portion of the for the fiscal year ended August 31, 1996, commencing on November 1, 1995.


                                                      -------------------------------------------------------------------
                                                      Financial Highlights

                                                      Class A
                                                      -------------------------------------------------------------------
                                                         Two Months
                                                         Ended
                                                         August 31,       Year Ended June 30,
                                                          1996(2)             1996             1995            1994
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                          $33.43          $30.80          $26.65          $27.34
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                     .08             .44             .36             .16
Net realized and unrealized gain (loss)                          .18            5.70            6.83            (.05)
-------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                       .26            6.14            7.19             .11
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                              --            (.41)           (.24)           (.16)
Distributions from net realized gain                              --           (3.10)          (2.80)           (.64)
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                   --           (3.51)          (3.04)           (.80)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $33.69          $33.43          $30.80          $26.65
                                                          ===============================================================

-------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)                            0.78%          21.00%          29.45%           0.27%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                  $1,127,836      $1,120,046        $860,736        $656,934
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $1,101,233      $1,018,022        $727,102        $720,765
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                   1.50%(6)        1.43%           1.31%           0.56%
Expenses                                                       1.03%(6)        1.06%           1.05%           1.07%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                      6.3%           38.0%           35.4%           19.8%
Average brokerage commission rate(8)                         $0.0595         $0.0583              --              --



                                                      -------------------------------------------------------------------------



                                                      -------------------------------------------------------------------------



                                                    1993         1992        1991     1990        1989      1988      1987
-------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Data:
Net asset value, beginning of period              $24.94       $21.88      $20.60    $18.90      $17.13    $20.37    $23.82
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         .19          .29         .47       .64         .62       .67       .93
Net realized and unrealized gain (loss)             4.03         3.13        1.36      1.76        1.78      (.89)      .59
-------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                          4.22         3.42        1.83      2.40        2.40      (.22)     1.52
-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders
Dividends from net investment income                (.25)        (.36)       (.55)     (.70)       (.59)    (1.27)     (.77)
Distributions from net realized gain               (1.57)          --          --        --        (.04)    (1.75)    (4.20)
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (1.82)        (.36)       (.55)     (.70)       (.63)    (3.02)    (4.97)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $27.34       $24.94      $21.88    $20.60      $18.90    $17.13    $20.37
                                             ==================================================================================

-------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)               16.88%       15.69%       9.39%    12.98%      14.54%   (1.03)%     9.48%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)        $743,830     $630,767    $550,480   551,295    $542,250  $552,863  $690,326
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $710,391     $624,527    $520,335   547,090    $529,699  $570,250  $717,115
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       0.72%        1.14%       2.20%     3.07%       3.31%     3.78%     4.32%
Expenses                                           0.93%        0.90%       0.94%     0.92%       0.97%     0.95%     0.93%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                         23.2%        36.7%       31.1%     27.6%       27.1%    120.3%    371.2%
Average brokerage commission rate(8)                 --           --          --        --          --        --        --




                                                            ------------------------------------------------------------------------

                                                            Class B
                                                            ------------------------------------------------------------------------
                                                            Two Months
                                                            Ended
                                                            August 31,       Year Ended June 30,
                                                              1996(2)         1996            1995            1994(4)
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                          $32.74          $30.36          $26.44          $27.02
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                     .04             .23             .20            (.04)
Net realized and unrealized gain (loss)                          .16            5.53            6.65             .21
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                       .20            5.76            6.85             .17
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                              --            (.28)           (.13)           (.11)
Distributions from net realized gain                              --           (3.10)          (2.80)           (.64)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                   --           (3.38)          (2.93)           (.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $32.94          $32.74          $30.36          $26.44
                                                      ==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)                            0.61%          19.95%          28.22%         (0.20)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                    $137,437        $129,484         $43,267          $8,747
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $131,142        $ 90,501         $18,722          $5,119
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                   0.61%(6)        0.60%           0.44%         (0.22)%(6)
Expenses                                                       1.92%(6)        1.89%           2.02%           1.98%(6)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                      6.3%           38.0%           35.4%           19.8%
Average brokerage commission rate(8)                         $0.0595         $0.0583              --              --



                                                --------------------------------


                                                Class C
                                                --------------------------------
                                                Two Months
                                                Ended              Period Ended
                                                August 31,         June 30,
                                                    1996(2)            1996(3)
--------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period              $33.22               $33.44
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         .02                  .40
Net realized and unrealized gain (loss)              .18                 2.88
--------------------------------------------------------------------------------
Total income (loss) from investment
operations                                           .20                 3.28
--------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  --                 (.40)
Distributions from net realized gain                  --                (3.10)
--------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                       --                (3.50)
--------------------------------------------------------------------------------
Net asset value, end of period                    $33.42               $33.22
                                                ================================

--------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)                0.60%               10.07%
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)          $5,034               $3,593
--------------------------------------------------------------------------------
Average net assets (in thousands)                 $4,105               $1,804
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       0.44%(6)             0.65%(6)
Expenses                                           2.10%(6)             1.81%(6)
--------------------------------------------------------------------------------
Portfolio turnover rate(7)                          6.3%                38.0%
Average brokerage commission rate(8)             $0.0595              $0.0583



                                                           --------------------------------------------------------------


                                                          Class Y
                                                          ---------------------------------------------------------------
                                                          Two Months
                                                          Ended
                                                          August 31,          Year Ended June 30,
                                                                1996(2)         1996            1995            1994(1)
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                          $33.42          $30.80          $26.64          $28.08
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                     .08             .46             .30             .02
Net realized and unrealized gain (loss)                          .19            5.70            6.92           (1.46)
-------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                       .27            6.16            7.22           (1.44)
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                              --            (.44)           (.26)             --
Distributions from net realized gain                              --           (3.10)          (2.80)             --
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                   --           (3.54)          (3.06)             --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $33.69          $33.42          $30.80          $26.64
                                                      ===================================================================

-------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)                            0.81%          21.10%          29.59%         (5.13)%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                     $18,497         $16,110          $3,189              $9
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $16,792          $9,384            $536             $10
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                   1.67%(6)        1.56%           1.54%           1.09%(6)
Expenses                                                       0.87%(6)        0.94%           1.04%           1.25%(6)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                      6.3%           38.0%           35.4%           19.8%
Average brokerage commission rate(8)                         $0.0595         $0.0583              --              --


1. For the period from June 1, 1994 (inception of offering) to June 30, 1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from  November 1, 1995  (inception  of  offering)  to June 30,
1996.

4. For the period from August 17, 1993 (inception of offering) to June 30, 1994. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

6.  Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $62,748,065 and $55,257,768, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Growth Fund

Investment Objective and Policies

Objective. The Fund invests its assets to seek capital appreciation for shareholders. The Fund does not invest to seek current income to pay shareholders.

Investment Policies and Strategies. The Fund seeks its investment objective by emphasizing investment in common stocks issued by established mid- and large- capitalization "growth companies" that, in the opinion of the Manager, have above average earnings prospects but are selling at below-normal valuations. Mid-cap companies generally have market capitalizations between $1 billion and $5 billion, and large-cap companies generally have market capitalizations greater than $5 billion.



     "Growth companies" may be developing new products or services, or expanding into new markets for their products. While they may have what the Manager believes to be favorable prospects for the long-term, they normally retain a large part of their earnings for research, development and investment in capital assets. Therefore, they tend not to emphasize the payment of dividends. In the event that economic or financial conditions adversely affect equity securities, defensive investment methods may be stressed. Investment opportunities may be sought among securities of smaller, less well known companies, although the Fund's emphasis is on mid- and large-cap issuers.

     The securities selected for defensive or liquidity purposes may include cash, cash equivalents (such as commercial paper) and U.S. Government securities. It is expected that the emphasis of this portion of the portfolio will usually be on short-term debt securities (i.e., those maturing in one year or less from date of purchase), since such securities usually may be quickly disposed of at prices not involving significant gains or losses when the Manager wishes to increase the portion of the portfolio invested in securities selected for appreciation possibilities.


       Can the Fund's Investment Objective and Policies Change?
The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.


Investment Risks.

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligations under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

     Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective.
When you redeem your shares, they may be worth more or less than what you paid for them.

       Stock Investment Risks. Because the Fund invests a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time and other factors can affect a particular stock's prices (for example poor earnings reports by an issuer, loss of major customers, major litigation against an issuer and changes in government regulations affecting an industry). Not all of these factors can be predicted. The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company, and by not investing too great a percentage of the Fund's assets in any one company.

       Interest Rate Risks. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

       Foreign Securities Have Special Risks. The Fund may invest up to 25% of its total assets in foreign securities, but generally limits its investments in foreign securities to no more than 10% of its total assets. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

        Borrowing for Leverage. The Fund may borrow money from banks to buy securities. The Fund will borrow only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that the Fund's net asset value per share will fluctuate more than funds that don't borrow. Borrowing for leverage is subject to limits under the Investment Company Act, described in more detail in "Borrowing for Leverage" in the Statement of Additional Information. Under the Investment Company Act, the Fund can borrow only if it maintains a 300% ratio of net assets to borrowing at all times.

        Hedging instruments can be volatile investments and may involve special risks. The use of futures for hedging purposes requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures positions were not correlated with its other investments or if it could not close out a position because the market for the future was illiquid. These risks are described in greater detail in the Statement of Additional Information.



Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below, which involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

       Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that, together with the operations of predecessors, have been in operation for less than three years. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. As a matter of fundamental policy, the Fund will not make an investment that will result in more than 15% of the Fund's total assets being invested in securities of such companies. The Fund currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

       Foreign Securities. The Fund may purchase equity securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may invest up to 25% of its total assets in foreign securities, but generally limits its investments in foreign securities to no more than 10% of its total assets. The Fund may buy securities in any country, developed or underdeveloped. Investments in securities of issuers in underdeveloped countries generally involve more risk and may be considered highly speculative.

       Short-Term Debt Securities. When the Manager believes it is appropriate (for example, for defensive purposes during unstable market conditions), the Fund can hold cash or invest without limit in money market instruments. The Fund will invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of domestic or foreign banks and savings and loan associations. The issuers of foreign money market instruments purchased by the Fund must have at least $1 billion (U.S.) of assets.

       Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund currently intends not to invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity. Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

       Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Board of Trustees. The Fund must receive collateral for a loan. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund presently does not intend to make loans of portfolio securities that will exceed 5% of the value of the Fund's total assets in the coming year.

       Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for cash purposes. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days (the Board may increase that limit to 15%).

       Hedging. The Fund may purchase and sell futures contracts that relate to broadly-based securities indices (these are referred to as Financial Futures and are also referred to as "hedging instruments"). While the Fund currently does not engage extensively in hedging, the Fund may use these instruments for hedging purposes.

     The Fund may buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the equity securities market as a temporary substitute for purchasing individual securities. Selling futures hedges the Fund's portfolio against price fluctuations. Buying futures tends to increase the Fund's exposure to the securities market.

       Derivative Investments.  In general, a "derivative
investment" is a specially designed investment.  Its performance is
linked to the performance of another investment or security.   In
the broadest sense, futures contracts (discussed in "Hedging," above) may be considered "derivative investments."



Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

       The Fund cannot as to 75% of its assets, invest in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities) if immediately thereafter (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would then own more than 10% of that issuer's voting securities.

       The Fund cannot concentrate investments in any particular industry; therefore the Fund will not purchase the securities of companies in any one industry if, thereafter, more than 25% of the value of the Fund's assets would consist of securities of companies in that industry.

       The Fund cannot deviate from the percentage restrictions listed under "Small, Unseasoned Companies," "Loans of Portfolio
Securities," and "Borrowing For Leverage."

     Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.



How the Fund is Managed

Organization and History. The Fund was organized in 1972 as a Maryland corporation but was reorganized in 1985 as a Massachusetts business trust. The Fund is an open-end management investment company.

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Only certain institutional investors may elect to purchase Class Y shares. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally in matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible for paying to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       Portfolio Manager.  The Portfolio Manager of the Fund is
Robert C. Doll, Jr. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since
September, 1987.  Mr. Doll is an Executive Vice President and
Director of Equity Investments of the Manager.

       Fees and Expenses. Under the investment advisory agreement, as amended per a resolution of the Board of Trustees dated December 14, 1995 to reduce the fee on assets in excess of $1.5 billion (the "Investment Advisory Agreement"), the Fund pays the Manager a monthly fee at the following annual rates, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $700 million; and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for its fiscal years ended June 30, 1996 and August 31, 1996 were 0.68% and 0.67%, respectively, of average annual net assets for each class of shares that were offered.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

       The Transfer Agent. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.



Performance of the Fund

Explanation of Performance Terminology. The Fund uses the term "total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash or shares are sold or purchased). The Fund's performance data may help you see how well your investment has done over time and to compare market indexes.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of either the front-end or the appropriate contingent deferred sales charge, as applicable, and those returns would be less if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its most recent fiscal year ended
August 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       Management's Discussion of Performance. During the Fund's fiscal year ended August 31, 1996, its performance was affected principally by the overall strong performance of the U.S. stock market, although the market experienced significant volatility near the end of the fiscal year. The portfolio manager focused on securities with long-term growth potential that the Manager believed were undervalued. The Fund focused new investments in the technology and financial services sectors, including U.S. companies with broad international exposure, which appreciated as the stock market rose. The Manager disposed of securities it believed had become over-valued or more fairly valued, especially in the healthcare sector. As U.S. corporate earnings momentum slowed, the Manager purchased stocks in the basic materials sector -- paper, chemicals and metals producers. The Fund maintained a significant cash position during the fiscal year for defensive purposes and to try to reduce the effects of any short-term market volatility on the Fund's share price.

       Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Y shares of the Fund held at August 31, 1996. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from inception of the class on November 1, 1995. In the case of Class Y shares, performance is measured from the inception of the class on June 1, 1994. The Fund's performance reflects the deduction of the 5.75% current maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of expenses or taxes.
Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which tend to be securities of larger, well-capitalized companies. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.



                  Comparison of Change in Value
              of $10,000 Hypothetical Investment in:
                 Oppenheimer Growth Fund and the
                          S&P 500 Index

                             [Graph]

 Average Annual Total Returns of Class A Shares of the Fund at:1

                         1 year         5 years   10 years

               8/31/96   9.52%          12.69%    11.97%
               6/30/96   14.04%    14.89%    11.87%

                  Comparison of Change in Value
              of $10,000 Hypothetical Investment in:
                 Oppenheimer Growth Fund and the
                          S&P 500 Index

                             [Graph]

 Average Annual Total Returns of Class B Shares of the Fund at:2

                              1 year         Life of Class

                    8/31/96   10.19%    14.88%
                    6/30/96   14.95%    15.31%

                  Comparison of Change in Value
              of $10,000 Hypothetical Investment in:
                 Oppenheimer Growth Fund and the
                          S&P 500 Index

                             [Graph]

   Cumulative Total Returns of Class C Shares of the Fund at:3

                              Life of Class

                    8/31/96   9.74%
                    6/30/96   9.08%

                  Comparison of Change in Value
              of $10,000 Hypothetical Investment in:
                 Oppenheimer Growth Fund and the
                          S&P 500 Index

                             [Graph]

 Average Annual Total Returns of Class Y Shares of the Fund at:4

                              1 year         Life of Class

                    8/31/96   16.31%    19.78%
                    6/30/96   21.10%    21.08%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The Fund's fiscal year has changed from 6/30 to 8/31.
1The inception date of the Fund (Class A shares) was 3/15/73.
Class A returns are shown net of the applicable 5.75% current maximum initial sales charge.
2Class B shares of the Fund were first publicly offered on 8/17/93.
The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charge, respectively, for the one-year period and the life-of-the-class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.
3Class C shares of the Fund were first publicly offered on 11/1/95.
The cumulative total return and the ending account value in the graph are shown net of the applicable 1% contingent deferred sales charge for the period.
4Class Y shares of the Fund, first publicly offered on 6/1/94, are offered at net asset value without sales charges to certain institutional investors.
Past performance is not predictive of future performance.
Graphs are not drawn to same scales.



ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors four different classes of shares. Three classes, Class A, Class B and Class C, are available to non-institutional investors. The fourth class, Class Y, is offered only to certain institutional investors. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page __). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.

       Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares as described in "Buying Class B Shares" below.

       Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as discussed in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We assumed you are an individual investor, and therefore ineligible to purchase Class Y shares. We used the sales charge rates that apply to Class A, Class B and Class C shares and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

       How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or Class
C shares for which no initial sales charge is paid.

       Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C (as well as Class B) shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B) shares.
If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class
C shares from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

       Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore, you should analyze your options carefully.

       Are There Differences in Account Features That Matter to You? Because some account features may not be available for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

       How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purposes of the Class B and Class C contingent deferred sales charge and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

       With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

       Under pension and profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional
Information, or you can ask your dealer or call the Transfer
Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

       Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, and to transmit dividends and distributions.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

       Asset Builder Plans. You may purchase shares of the Fund
(and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the
Application and in the Statement of Additional Information.

       At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements For Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                                 Front-End
                  Front-End      Sales Charge as
                  Sales Charge as               a Percentage of  Commission as
                  a Percentage of               Amount Percentage of
Amount of Purchase               Offering Price Invested    Offering Price

Less than $25,000 5.75%          6.10%          4.75%

$25,000 or more but
less than $50,000 5.50%          5.82%          4.75%

$50,000 or more but
less than $100,000               4.75%          4.99%  4.00%

$100,000 or more but
less than $250,000               3.75%          3.90%  3.00%

$250,000 or more but
less than $500,000               2.50%          2.56%  2.00%

$500,000 or more but
less than $1 million             2.00%          2.04%  1.60%

     The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.


       Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

       Purchases aggregating $1 million or more.

       Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

       Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end
sales charge and dealer commission.   No sales commission will be
paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

       Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Until January 1, 1997, dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       Letter of Intent. Under a Letter of Intent, if you purchase Class A or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine your reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

       the Manager or its affiliates;
       present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
       registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
       employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
       dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of shares of the Fund);
       (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);
       directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
       accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
       any unit investment trust that has entered into an appropriate agreement with the Distributor;
       a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class A shares of that Fund due to the termination of the Class B and TRAC-2000 program on November 24, 1995; or
       qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence be December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

       shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
       shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
       shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
       shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
       shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

       to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
       involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
       if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);
       for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or
       for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

       Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Fund's Board of Trustees has set the annual rate for assets representing Class A shares of the fund sold on or after April 1, 1991 at 0.25%, and has set the annual rate for assets representing Class A shares sold before April 1, 1991 at 0.15% (the Board has authority to increase that rate to no more than 0.25%). The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.



Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.


     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of      Contingent Deferred Sales Charge
Month in Which Purchase       on Redemptions in that Year
Order Was Accepted                 (As % of Amount Subject to
Charge)

0 - 1                         5.0%
1 - 2                         4.0%
2 - 3                         3.0%
3 - 4                         3.0%
4 - 5                         2.0%
5 - 6                         1.0%
6 and following               None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

       Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.
When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.


       Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares".

       Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Waivers of Class
B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if the Class
C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

Distribution and Service Plans for Class B and Class C Shares.
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

     The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

     The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

     The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If the Fund terminates either Plan, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated. At June 30, 1996 and August 31, 1996, the end of the Class B Plan years, the Distributor had incurred unreimbursed expenses under the Class B Plan of $3,621,450 and $3,988,986, respectively (equal to 2.63% and 2.90%, respectively, of the Fund's net assets represented by Class B shares), which have been carried over into the present plan year. At June 30, 1996 and August 31, 1996, the end of the Class C Plan years, the Distributor had incurred unreimbursed expenses under the Class C Plan of $55,221 and $64,346, respectively (equal to 1.54% and 1.28%, respectively, of the Fund's net assets represented by Class C shares), which have been carried over into the present plan year.

       Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

       distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

       redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

       returns of excess contributions to Retirement Plans;

       distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request; or

       distributions from OppenheimerFunds prototype 401(k) plans
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions.
The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

       shares sold to the Manager or its affiliates;
       shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       shares issued in plans of reorganization to which the Fund is a party; or
       shares redeemed involuntarily, as described  below.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent.
AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       Exchanging Shares. With the OppenheimerFunds Exchange
Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

       Automatic Withdrawal Plans. If your Fund account is worth
$5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       Automatic Exchange Plans. You can authorize the Transfer Agent to exchange automatically an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the exchange privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or of other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
       403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
       SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR-SEP IRAs
       Pension and Profit-Sharing Plans for self-employed persons and other employers
       401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.


Class Y Shares. Class Y Shares are sold at net asset value per share without the imposition of a sales charge at the time of purchase to separate accounts of insurance companies and other institutional investors ("Class Y Sponsors") having an agreement ("Class Y Agreements") with the Manager or the Distributor. The intent of Class Y Agreements is to allow tax-qualified institutional investors to invest indirectly (through separate accounts of the Class Y Sponsor) in Class Y Shares of the Fund and to allow institutional investors to invest directly in Class Y shares of the Fund. Individual investors are not permitted to invest directly in Class Y Shares. As of the date of this Prospectus, it is anticipated that Massachusetts Mutual Life Insurance Company (an affiliate of the Manager and the Distributor) will act as Class Y Sponsor for any outstanding Class Y Shares of the Fund. While Class Y shares are not subject to a contingent deferred sales charge, asset-based sales charge or service fee, a Class Y sponsor may impose charges on separate accounts investing in Class Y shares.

     None of the instructions described elsewhere in this Prospectus or the Statement of Additional Information for the purchase, redemption, reinvestment, exchange or transfer of shares of the Fund or the reinvestment of dividends apply to its Class Y shares. Clients of Class Y Sponsors must request their Sponsor to effect all transactions in Class Y shares on their behalf.


How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

       Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       You wish to redeem more than $50,000 worth of shares and receive a check
        The redemption check is not payable to all shareholders listed on the account statement
        The redemption check is not sent to the address of record on your account statement
        Shares are being transferred to a Fund account with a different owner or name
        Shares are redeemed by someone other than the owners (such as an Executor)

       Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

       Your name
       The Fund's name
       Your Fund account number (from your account statement)
       The dollar amount or number of shares to be redeemed
       Any special payment instructions
       Any share certificates for the shares you are selling, The signatures of all registered owners exactly as the account is registered, and
       Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
    OppenheimerFunds Services
    P.O. Box 5270
    Denver, Colorado 80217

Send courier or Express Mail requests to:
    OppenheimerFunds Services
    10200 E. Girard Avenue, Building D
    Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

       To redeem shares through a service representative, call 1-800-852-8457
        To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.


       Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements For Repurchase of Shares From Dealers and Brokers" in the Statement of Additional Information for more details.



How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       Shares of the fund selected for exchange must be available for sale in your state of residence
       The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
       You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
       You must meet the minimum purchase requirements for the fund you purchase by exchange
       Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

       Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

       Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

     There are certain exchange policies you should be aware of:

       Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

       Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

       The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.


       For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. for more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

        If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.


Shareholder Account Rules and Policies

       Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

       The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class Y shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

       The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

       To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B, Class C and Class Y shares from net investment income on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends August 31st). Because the Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Also, dividends paid on Class A and Class Y shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
       Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
       Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
       Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer Fund account you have established.


Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. The Fund's distributions from long-term capital gains are taxable to shareholders as long-term capital gains, no matter how long you held your shares. Dividends paid by the Fund from short-term capital gains and net investment income, including certain net realized foreign exchange gains, are taxable as ordinary income. These dividends and distributions are subject to Federal income tax and may be subject to state or local taxes.
Your distributions are taxable as described above, whether you reinvest them in additional shares or take them in cash. Corporate shareholders may be entitled to the corporate dividends received deduction for some portion of the Fund's distributions treated as ordinary income, subject to applicable limitations under the Internal Revenue Code. Every year the Fund will send you and the IRS a statement showing the aggregate amount and character of the dividends and other distributions you received for the previous year.


       "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

       Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

       Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX A

Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of the Former Quest for Value Funds

The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

  Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

  Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

  Front-End         Front-End   Commission
  Sales Charge      Sales Charge             as
  as a              as a        Percentage
Number of           Percentage  Percentage   of
Eligible Employees  of Offering of Amount    Offering
or Members          Price       Invested     Price

9 or fewer          2.50%       2.56%        2.00%

At least 10 but not
more than 49        2.00%       2.04%        1.60%

  For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ and __ of this Prospectus.

  Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

  Special Class A Contingent Deferred Sales Charge Rates

  Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

  Waiver of Class A Sales Charges for Certain Shareholders

  Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

    Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

    Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

    Investors who purchased Class A shares from a dealer that is not or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

    Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

  Waivers for Redemptions of Shares Purchased Prior to March 6,
1995

  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

  Dealers who sold Class B shares of a Former Quest for Value
Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

  Dealers who sold Class C shares of a Former Quest for Value
Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                    APPENDIX TO PROSPECTUS OF
                     OPPENHEIMER GROWTH FUND

  Graphic material included in Prospectus of Oppenheimer Growth
Fund: "Comparison of Total Return of Oppenheimer Growth Fund with the S&P 500 Index - Change in Value of a $10,000 Hypothetical
Investment"

  A linear graph will be included in the Prospectus of Oppenheimer Growth Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's last ten fiscal years from 6/30/86 through 6/30/96 and from July 1, 1996 through August 31, 1996. In the case of the Fund's Class B shares will cover the period from the inception of the class (August 17, 1993) through 6/30/96 and from July 1, 1996 through August 31, 1996. In the case of the Fund's Class C shares will cover the period from the inception of the Class (November 1, 1995 through 6/30/96 and from July 1, 1996 through August 31, 1996. In the case of the Fund's Class Y shares will cover the period from the inception of the Class (June 1, 1994) through 6/30/96 and July 1, 1996 through August 31, 1996. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index.


  Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

Fiscal Year       Oppenheimer        S&P
(Period) Ended    Growth Fund A      500 Index
06/30/86          $9,425           $10,000
06/30/87          $10,318            $13,150
06/30/88          $10,212            $11,649
06/30/89          $11,696            $14,039
06/30/90          $13,215            $16,348
06/30/91          $14,456            $17,553
06/30/92          $16,724            $19,903
06/30/93          $19,547            $22,611
06/30/94          $19,599            $22,928
06/30/95          $25,371            $28,897
06/30/96          $30,696            $36,404
08/31/96          $30,936            $35,531

Fiscal              Oppenheimer      S&P
Period Ended        Growth Fund B    500 Index
08/17/93(1)         $10,000          $10,000
06/30/94            $9,980           $9,810
06/30/95          $12,796            $12,363
06/30/96          $15,349            $15,575
08/31/96          $15,244            $15,202


Fiscal            Oppenheimer        S&P
Period Ended      Growth Fund C      500 Index
11/01/95          $10,000            $10,000
06/30/96          $11,006            $11,713
08/31/96          $10,973            $11,432

Fiscal            Oppenheimer        S&P
Period Ended      Growth Fund Y      500 Index
06/01/94(2)       $10,000            $10,000
06/30/94          $9,487             $9,755
06/30/95          $12,295            $12,295
06/30/96          $14,889            $15,489
08/31/96          $15,009            $15,118

1. Class B shares of the Fund were first publicly offered on August 17, 1993.
2. Class C shares of the Fund were first publicly offered on November 1, 1995.
3.  Class Y shares of the Fund were first publicly offered on June
1, 1994.

Oppenheimer Growth Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York  10036


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PRO 270.001.11/96  * Printed on recycled paper

                     Oppenheimer Growth Fund
      Two World Trade Center, New York, New York 10048-0203
                          1-800-525-7048

                              PART B

               STATEMENT OF ADDITIONAL INFORMATION
                         November 1, 1996

               ___________________________________

     This Statement of Additional Information of Oppenheimer Growth Fund consists of this cover page and the following documents:

1. Statement of Additional Information of Oppenheimer Growth Fund dated November 1, 1996, filed herewith and incorporated herein by reference.

2.(a) Oppenheimer Growth Fund's Annual Report as of June 30, 1996, previously filed with Registration Statement of Oppenheimer Growth Fund on Form N-14, 10/13/96, and incorporated herein by reference.

  (b)  Oppenheimer Growth Fund's Annual Report as of August 31,
1996, filed herewith and incorporated herein by reference.

3.(a) Prospectus of Jefferson Pilot Family of Funds dated May 1,
1996, previously filed with Registration Statement of Oppenheimer
Growth Fund on Form N-14, 10/13/96, and incorporated by reference.

  (b) Supplement to Prospectus of Jefferson-Pilot Family of Funds dated October 8, 1996, filed herewith and incorporated herein by reference.

4. Statement of Additional Information of Jefferson-Pilot Capital
Appreciation Fund, Inc., dated May 1, 1996, previously filed with
Registration Statement of Oppenheimer Growth Fund on Form N-14,
10/13/96, and incorporated herein by reference.

5. Jefferson Pilot Family of Funds Annual Report as of December 31, 1995, previously filed with Registration Statement of Oppenheimer
Growth Fund on Form N-14, 10/13/96, and incorporated herein by reference.

6. Jefferson Pilot Family of Funds Semi-Annual Report as of June
30, 1996, previously filed with Registration Statement of Oppenheimer Growth Fund on Form N-14, 10/13/96, and incorporated herein by reference.

  This Statement of Additional Information (the "Statement of Additional Information") is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to OppenheimerFunds Services ("OFS"), P.O. Box 5270, Denver, Colorado 80217, or by calling OFS at the toll-free number shown above.

Oppenheimer Growth Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated November 1, 1996


  This Statement of Additional Information of Oppenheimer Growth Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                             Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . 2
Investment Policies and Strategies . . . . . . . . . . . . . . . . . . 2
Other Investment Techniques and Strategies . . . . . . . . . . . . . . 4
Other Investment Restrictions. . . . . . . . . . . . . . . . . . . . . 8
How the Fund is Managed  . . . . . . . . . . . . . . . . . . . . . . . 9
Organization and History . . . . . . . . . . . . . . . . . . . . . . . 9
Trustees and Officers of the Fund. . . . . . . . . . . . . . . . . . . 9
The Manager and Its Affiliates . . . . . . . . . . . . . . . . . . . . 15
Brokerage Policies of the Fund . . . . . . . . . . . . . . . . . . . . 16
Performance of the Fund. . . . . . . . . . . . . . . . . . . . . . . . 18
Distribution and Service Plans . . . . . . . . . . . . . . . . . . . . 21
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . 23
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . . . . . . 30
How To Exchange Shares . . . . . . . . . . . . . . . . . . . . . . . . 35
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . . . . . . 37
Additional Information About the Fund. . . . . . . . . . . . . . . . . 39
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . 40
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . 41
Appendix: Industry Classifications . . . . . . . . . . . . . . . . . . A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meanings as those terms have in the Prospectus.

     In selecting securities for the Fund's portfolio, the Fund's investment advisor, OppenheimerFunds, Inc. referred to as (the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of portfolio securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.


     The portion of the Fund's assets allocated to securities and methods selected for capital appreciation will depend upon the judgment of the Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods will be emphasized.


       Foreign Securities. As noted in the Prospectus, the Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt and equity securities identified above. Foreign securities are subject however, to additional risks not associated with domestic securities, as discussed below. These additional risks may be more pronounced as to investments in securities issued by emerging market countries or by companies located in emerging market countries.


     "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Investing in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment. If the Fund's portfolio securities are held abroad, the sub-custodians or depositories holding them must be approved by the Fund's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission.


       Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities because of the lesser speed and reliability of mail service between the U.S. and foreign countries than within the U.S.; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. From time to time, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable SEC rules.


       Borrowing For Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and, pursuant to the requirements of the Investment Company Act of 1940, will only be made to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that requirement. To do so, the Fund may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than funds that do not borrow.

Other Investment Techniques and Strategies

       Investing in Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. If other investment companies and investors that invest in these types of securities trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might be obtained, because of the thinner market for such securities.

       Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

       Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Repurchase transactions are not considered "loans" for the purpose of the Fund's limit on the percentage of its assets that can be loaned. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders', administrative or other fees the Fund pays in connection with the loan. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

       Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet credit requirements set by the Fund's Board of Trustees from time to time. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

        Hedging with Futures Contracts. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may sell Financial Futures. When hedging to establish a position in the equities market as a temporary substitute for the purchase of individual equity securities, the Fund may buy Futures. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

     The Fund's strategy of hedging with Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

       Futures. The Fund may buy and sell futures contracts related to financial indices, including stock indices (a "Financial Future"). A financial index assigns relative values to the securities included in the index and fluctuates with the changes in the market value of those securities. Financial indices cannot be purchased or sold directly. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a Financial Future.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is then realized for tax purposes. Although Financial Futures and Interest Rate Futures by their terms call for settlement by delivery of cash or securities, respectively, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.



       Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's total assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or futures brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Fund purchases a Stock Index Future, the Fund will maintain in a segregated account or accounts with its Custodian, liquid assets marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund.


       Risks of Hedging with Futures. In addition to the risks associated with respect to hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect declines in the values of the fund's securities. the risk is that the prices of the Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value in its securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based.

     If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Futures, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.


       Short Sales Against-the-Box. In this type of short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. They may also be used to protect a gain on the security "in-the-box" when the Fund does not want to sell it and realize a capital gain.


Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. The following are fundamental policies, and together with the Fund's fundamental policies described in the Prospectus, cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Such a "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

       lend money, but the Fund may invest in all or a portion of an issue of bonds, debentures, commercial paper, or other similar corporate obligations; the Fund may also make loans of portfolio securities subject to the restrictions set forth in the Prospectus and above under the caption "Loans of Portfolio Securities";
       underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio;
       invest in or hold securities of any issuer if those officers and trustees or directors of the Fund or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;
       invest in commodities or commodity contracts other than the hedging instruments permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or commodity contract;
       invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein;
       purchase securities on margin; however, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies;
       mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements or other collateral or margin arrangements in connection with covered call writing or any of the hedging instruments permitted by any of its other fundamental policies; or
       invest in other open-end investment companies, or invest more than 5% of the value of its net assets in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions.

       Non-Fundamental Investment Restrictions. For purposes of the Fund's policy not to concentrate its assets as described under the second investment restriction in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

     In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, as a non-fundamental policy, the Fund will not: (i) invest in interests in oil, gas, or other mineral exploration or development programs, or (ii) invest more than 5% of its total assets in securities of unseasoned issuers (including predecessors) which have been in operation for less than three years.


How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.


     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. All of the
Trustees are also trustees or directors of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Target Fund, Oppenheimer
Discovery Fund, Oppenheimer Global Growth & Income Fund,
Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special
Minerals Fund, Oppenheimer International Growth Fund, Oppenheimer
Tax-Free Bond Fund, Oppenheimer New York Municipal Fund,
Oppenheimer California Municipal Fund, Oppenheimer Money Market
Fund, Inc., Oppenheimer Multi-State Municipal Trust, Oppenheimer
Asset Allocation Fund, Oppenheimer U.S. Government Trust,
Oppenheimer Multi-Sector Income Trust and Oppenheimer World Bond
Fund (collectively the "New York-based Oppenheimer funds"). Messrs.
Spiro, Bishop, Bowen, Donohue, Farrar and Zack, respectively, hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of October 11, 1996, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of each class of the Fund. That statement does not reflect shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill, and Mr. Donohue, respectively, are Trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.


     Leon Levy, Chairman of the Board of Trustees; Age 71
     31 West 52nd Street, New York, New York 10019
     General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

     Robert G. Galli, Trustee*; Age 63
     Vice Chairman of OppenheimerFunds, Inc. (the "Manager"); formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President and General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds.

     Benjamin Lipstein, Trustee; Age 73
     591 Breezy Hill Road, Hillsdale, New York 12529
     Professor Emeritus of Marketing, Stern Graduate School of
     Business Administration, New York University; a director of
     Sussex Publications, Inc. (publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

     Bridget A. Macaskill, President and Trustee*; Age: 48 President, Chief Executive Officer and a Director of the Manager; Chairman and a director of SSI and SFSI, President and a director of OAC; HarbourView and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager;
     a director of Oppenheimer Real Asset Management, Inc.

     Elizabeth B. Moynihan, Trustee; Age: 67
     801 Pennsylvania Avenue, N.W., Washington, DC 20004
     Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State and of the Indo-U.S. Sub-Commission on Education and Culture.

     Kenneth A. Randall, Trustee; Age:  69
     6 Whittaker's Mill, Williamsburg, Virginia 23185
     A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company) and Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Company and American Mutual Insurance Company.

     Edward V. Regan, Trustee; Age 66
     40 Park Avenue, New York, New York 10016
     Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute; Bard College; a member of the U.S. Competitiveness Policy Council; a director or GranCare, Inc. (healthcare provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

     Russell S. Reynolds, Jr., Trustee; Age: 64
     200 Park Avenue, New York, New York 10166
     Founder and Chairman of Russell Reynolds Associates, Inc.
     (executive recruiting); Chairman of Directorship, Inc.
     (consulting and publishing); a director of XYAN, Inc.
     (printing), Professional Staff Limited and American Scientific Resources; a trustee of Mystic Seaport Museum, International
     House, Greenwich Hospital and the Greenwich Historical
     Society.

     Sidney M. Robbins, Trustee; Age: 84
     50 Overlook Road, Ossining, New York 10562
     Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; Emeritus Founding Director of The Korea Fund, Inc. (closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

     Donald W. Spiro, Vice Chairman and Trustee*; Age: 70
     Chairman Emeritus and a director of the Manager; formerly
     Chairman of the Manager and the Distributor.

     Pauline Trigere, Trustee; Age: 83
     498 Seventh Avenue, New York, New York 10018
     Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

     Clayton K. Yeutter, Trustee; Age: 65
     1325 Merrie Ridge Road, McLean, Virginia 22101
     Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global, Inc. (chemical and animal feed), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

[FN]
--------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     Andrew J. Donohue, Secretary; Age: 46
     Executive Vice President and General Counsel of the Manager and the Distributor, President and a director of Centennial, Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI, and Oppenheimer Partnership Holdings, Inc.; President and director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

     Robert Doll, Jr., Vice President and Portfolio Manager; Age:     42
     Executive Vice President and Director of the Manager;
     Executive Vice President of HarbourView; an officer of other
     Oppenheimer funds.

     George C. Bowen, Treasurer; Age: 60
     3410 South Galena Street, Denver, Colorado 80231
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

     Robert G. Zack, Assistant Secretary; Age: 48
     Senior Vice President and Associate General Counsel of the
     Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

     Robert J. Bishop, Assistant Treasurer; Age: 37
     3410 South Galena Street, Denver, Colorado 80231
     Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

     Scott Farrar, Assistant Treasurer; Age: 31
     3410 South Galena Street, Denver, Colorado 80231
     Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

       Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro; Ms. Macaskill and Mr. Spiro are also officers of the
Fund) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund during its fiscal year ended June 30, 1996 and August 31, 1996, and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustees or Director. Compensation is paid for services in the positions below their names:



                                 At 6/30/96                            At 8/31/96
                          Retirement                    Retirement
                          Benefits              Benefits    Total
                          Accrued               Accrued Compensation
                Aggregate as Part of            Aggregate   as Part of     From All
                Compensation       Fund         Compensation     Fund New York-based
                From Fund          Expenses     From Fund        Expenses       Oppenheimer funds1
Leon Levy, Chairman       $5,156   $16,770      $1,579  ($480)   $141,000
and Trustee

Benjamin Lipstein,        $3,152   $10,252      $966    ($293)   $86,200
Study Committee
Member and Trustee

Elizabeth B. Moynihan,    $3,152   $10,252      $966    ($293)   $86,200
Study Committee
Member and Trustee

Kenneth A. Randall,       $2,867   $9,324       $878    ($267)   $78,400
Audit Committee
Chairman and Trustee

Edward V. Regan,          $2,516   $8,183       $771    ($234)   $68,800
Proxy Committee
Chairman,2 Audit
Committee Member
and Trustee

Russell S. Reynolds, Jr., $1,905   $6,196       $584    ($177)   $52,100
Proxy Committee
Member2 and Trustee

Sidney M. Robbins,        $4,465   $14,522      $1,368  ($415)   $122,100
Study Committee
Chairman, Audit
Committee Vice-
Chairman and Trustee

Pauline Trigere, Trustee  $1,905   $6,196       $584    ($177)   $52,100

Clayton K. Yeutter,       $1,905   $6,196       $584    ($177)   $52,100
Proxy Committee
Member2 and Trustee

_________________________
1For the 1995 calendar year (prior to the inception of the Proxy Committee) during which the New York-based Oppenheimer funds, listed in the first paragraph of this section, including Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund (which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluding Oppenheimer International Growth Fund, which had not yet commenced operations. 2Committee position held during a portion of the period shown. The Study and Audit Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board.


     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. During the fiscal years ended June 30, 1996 and August 31, 1996, a provision of $102,655 and ($2,937), respectively, was made for the Fund's projected benefit obligations and payments of $6,672 and $0, respectively, were made to retired trustees resulting in an accumulated liability of $251,146 and $248,209 at June 30, 1996 and August 31, 1996,
respectively.


       Major Shareholders. As of October 11, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares except Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive EF13, Jacksonville, Florida, who owned of record 9,307 Class C shares (approximately 5.11% of the Fund's outstanding shares of that class). As of that same date the only person who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class Y shares was Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, which owned 1,186,657.11 Class Y shares (representing 99.99% of the Class Y shares then
outstanding).   Massachusetts Mutual Life Insurance Company's
affiliation with the Manager is described below.

The Manager and Its Affiliates.    The Manager is wholly-owned by
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Trustees of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

       The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.


     Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1994, 1995 and 1996 and August 31, 1996, the management fees paid by the Fund to the Manager were $5,149,361, $5,274,276, $7,558,069 and $1,415,789, respectively.

     The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution plan payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund.
Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

       The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B, Class C and Class Y shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended June 30, 1994, 1995 and 1996 and August 31, 1996, the aggregate sales charges on sales of the Fund's Class A shares were $1,831,787, $1,238,892, $3,462,100 and $424,452,, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $495,180, $370,067, $956,285 and $134,309 in those respective years. During the Fund's fiscal years ended June 30, 1996 and August 31, 1996, the contingent deferred sales charges collected on the Fund's Class B shares totalled $157,312 and $60,623, respectively, [all of which was retained by the Distributor]. During the Fund's fiscal years ended June 30, 1996 and August 31, 1996, contingent deferred sales charges collected on the Fund's class C shares totaled $351 and $0, respectively, [all of which was retained by the Distributor]. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.


       The Transfer Agent. OppenheimerFunds Services, the Fund's
Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

     Under the Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager.
Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and/or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.


     Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.


     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution and Service Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.


     During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, and August 31, 996, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $706,547, $1,073,321, $708,331 and $142,075, respectively. During the fiscal years ended June 30, 1996 and August 31, 1996, $405,118 and $64,496 were paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $230,621,176 and $37,461,550, respectively. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.


Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

       Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

       Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). In calculating total returns for Class B shares, the payment of the contingent deferred sales charge, (5% for the first year, 4% for the second year, 3% for the third and fourth years, 2% for the fifth year, 1% for the sixth year and none thereafter) is applied to the investment result for the period shown. For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.


      Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B, Class C or Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B, Class C or Class Y shares. However, when comparing total return of an investment in Class A, Class B, Class C or Class Y shares of the Fund with that of other alternatives, investors should understand that as the Fund is an equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.


Class A Shares

                    Average Annual Total Returns at:
                  8/31/96                                6/30/96

1 year      5 years  10 years   1 year  5 years  10 years
9.52%       12.69%   11.97%     14.04%  14.89%   11.87%

                 Average Annual Total Returns (Net Asset Value) at:

                  8/31/96                                6/30/96

1 year      5 years  10 years   1 year  5 years  10 years
16.21%      14.04%   12.63%     21.00%  16.26%   12.53%

Class B Shares

          Average Annual Total Return at:
    8/31/96                6/30/96
1 year       Life(1)   1 year  Life(1)
10.19%       14.88%    14.95%  15.31%

Average Annual Total Return (Net Asset Value) at:
    8/31/96                     6/30/96
1 year       Life(1)     1 year  Life(1)
15.19%       15.37%      19.95%  16.10%

Class C Shares

Cumulative Total Return at:      Cumulative Total Return
                     (at Net Asset Value) at:
8/31/96      6/30/96 8/31/96     6/30/96
Life(2)      Life(2) Life(2)     Life(2)
9.74%        9.08%   10.73%      10.07%

Class Y Shares

         Average Annual Total Return at:
     8/31/96               6/30/96
1 year       Life(3)   1 year  Life(3)
16.31%       19.78%    21.10%  21.08%

________________
(1)Class B shares of the Fund were first publicly offered on 8/17/96.
(2)Class C shares of the Fund were first publicly offered on 11/1/95.
(3)Class Y Shares, first publicly offered on 6/1/94, are offered at net asset value without sales charge to certain institutional investors.


Other Performance Comparisons. From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times. These articles may include quotations of performance from other sources, such as Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes of shares is ranked against (i) all other funds and (ii) all other gold-oriented funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.


     Morningstar is an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund's Class A, Class B and Class C shares in relation to other equity funds. Rankings are subject to change.


     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.


Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.


     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.


     Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the Class affected by the amendment. In addition, because Class B shares automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A plan that would materially increase payments under the plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act) voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which payments were made and the identity of each Recipient that received any payment. The reports for the Class B and Class C Plans shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. However, while the maximum fee rate under the Class A Plan is 0.25% of average annual net assets of the fund, the Board of Trustees has set the maximum rate for assets representing Class A shares of the Fund acquired before April 1, 1991 at 0.15%, and for assets representing Class A shares acquired on or after April 1, 1991, at 0.25%.

     For the fiscal year ended June 30, 1996 and August 31, 1996, payments under the Class A Plan totalled $1,726,845, and $326,094, respectively, all of which was paid by the Distributor to Recipients, including $48,287 and $19,657, respectively, paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor. Payments made under the Class B Plan during the fiscal years ended June 30, 1996 and August 31, 1996 totaled $904,437 and $223,302, respectively, of which $808,757 and
$195,442, respectively, was retained by the Distributor and $5,467 and $1,207, respectively was paid to a dealer affiliated with the Distributor. Payments made under the Class C Plan during the period from November 1, 1995 through June 30, 1996, and for the fiscal year ended August 31, 1996, totaled $11,561 and $6,917, respectively, of which $10,534 and $5,934, respectively was retained by the Distributor and $48 and $0, respectively was paid to a dealer affiliated with the Distributor. At fiscal year-end August 31, 1996, the Distributor had incurred unreimbursed expenses under the Class B and Class C Plans of $3,988,981 and $64,346, respectively (equal to 2.90% and 1.28% of the Fund's net assets represented by Class B and Class C shares on that date) which have been carried over into the present Plan year.

     Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. The Distributor anticipates that it will take a number of years for its to recoup (from the Fund's payments to the Distributor under the Class B or Class C Plan and from the contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized dealers or brokers.


ABOUT YOUR ACCOUNT

How To Buy Shares


Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or more of Class B shares or any order for $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of
the Fund instead.   A fourth class of shares may be purchased only
by certain institutional investors at net asset value per share (the "Class Y shares").

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B, Class C and Class Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "NYSE") on each day that the NYSE is open, by dividing the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 P.M., but may close earlier on some other days (for example, in case of weather emergencies or days falling before a holiday). The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
It may also close on other days. The Fund may invest a portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the NYSE is closed. Because the Fund's price and net asset value will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing "bid" prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "ask" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry;
(iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).


     In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.


     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the
value of such security.   Foreign currency, including forward
contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.


     Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange that day, which is normally three days after the ACH transfer is initiated. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.


Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letter of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, siblings, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews.


       The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:



Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California
     Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal
     Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income &
     Growth  Fund
Oppenheimer International Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer Bond Fund for Growth
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term
     Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income &
     Growth Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Growth & Income Fund
Rochester Fund Municipals*
Rochester Portfolio Series-Limited Term
      New York Municipal Fund*
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund


and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

*Shares of the Fund are not presently exchangeable for shares of these funds.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

       Letters of Intent.  A Letter of Intent (referred to as a
"Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A
Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.


     The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs,
403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.


How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

       Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

       Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash.
However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

     Selling Shares by Wire. The wire of redemption proceeds may be delayed if a Fund's Custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.


Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares that you purchased subject to an initial sales charge, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.


Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs, SAR-SEPs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing, or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closed (normally, that is 4:00 P.M., but may be earlier some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption documents as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans that would require the redemption of shares held less than 6 years or 12 months, respectively, because of the imposition of the Class B or Class C contingent deferred sales charge on such withdrawals (except where the Class B or Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges."

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       Automatic Exchange Plans.  Shareholders can authorize the
Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed Instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other
Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.


How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Tax-Exempt Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

     For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Funds Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

     Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

     No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares of record held at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.


     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.


Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of a Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether a Fund will qualify, and a Fund might not meet those tests in a particular year. For example, if a Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, a Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Growth Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Growth Fund as of August 31, 1996, and the related statements of operations for the two month period then ended and the year ended June 30, 1996, the statements of changes in net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and for each of the years in the five year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 1996, the results of its operations for the two month period then ended and the year ended June 30, 1996, the changes in its net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and each of the years in the five year period ended June 30, 1996, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP

Denver, Colorado
September 23, 1996



                    Statement of Investments August 31, 1996

                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
====================================================================================================================================
Common Stocks--68.8%
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--4.9%
------------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.9%
                    FMC Corp.(1)                                                                           25,000    $    1,600,000
                    ----------------------------------------------------------------------------------------------------------------
                    Georgia Gulf Corp.                                                                    210,000         6,615,000
                    ----------------------------------------------------------------------------------------------------------------
                    Morton International, Inc.                                                            180,000         6,682,500
                    ----------------------------------------------------------------------------------------------------------------
                    Praxair, Inc.                                                                          30,000         1,233,750
                    ----------------------------------------------------------------------------------------------------------------
                    Terra Industries, Inc.                                                                112,500         1,490,625
                    ----------------------------------------------------------------------------------------------------------------
                    Union Carbide Corp.                                                                   161,100         6,967,575
                                                                                                                     --------------
                                                                                                                         24,589,450

------------------------------------------------------------------------------------------------------------------------------------
Metals--1.2%
                    Asarco, Inc.                                                                          300,000         7,762,500
                    ----------------------------------------------------------------------------------------------------------------
                    British Steel PLC, ADR                                                                 95,000         2,766,875
                    ----------------------------------------------------------------------------------------------------------------
                    Cyprus Amax Minerals Co.                                                              140,000         2,975,000
                    ----------------------------------------------------------------------------------------------------------------
                    LTV Corp.                                                                             195,000         2,291,250
                                                                                                                     --------------
                                                                                                                         15,795,625

------------------------------------------------------------------------------------------------------------------------------------
Paper--1.8%
                    Boise Cascade Corp.                                                                   185,000         6,243,750
                    ----------------------------------------------------------------------------------------------------------------
                    Bowater, Inc.                                                                         315,000        11,340,000
                    ----------------------------------------------------------------------------------------------------------------
                    Chesapeake Corp.                                                                       65,000         1,592,500
                    ----------------------------------------------------------------------------------------------------------------
                    Georgia-Pacific Corp.                                                                  15,000         1,115,625
                    ----------------------------------------------------------------------------------------------------------------
                    Stone Container Corp.                                                                 210,000         2,913,750
                                                                                                                     --------------
                                                                                                                         23,205,625

------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--6.3%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.6%
                    Kaufman & Broad Home Corp.                                                             20,000           245,000
                    ----------------------------------------------------------------------------------------------------------------
                    Navistar International Corp.(1)                                                       555,000         5,411,250
                    ----------------------------------------------------------------------------------------------------------------
                    Toll Brothers, Inc.(1)                                                                110,000         1,911,250
                                                                                                                     --------------
                                                                                                                          7,567,500

------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.7%
                    Alaska Air Group, Inc.(1)                                                              65,000         1,373,125
                    ----------------------------------------------------------------------------------------------------------------
                    AMR Corp.(1)                                                                           45,000         3,690,000
                    ----------------------------------------------------------------------------------------------------------------
                    British Airways PLC, Sponsored ADR                                                      5,000           411,250
                    ----------------------------------------------------------------------------------------------------------------
                    Brunswick Corp.                                                                       250,000         5,281,250
                    ----------------------------------------------------------------------------------------------------------------
                    Disney (Walt) Co.                                                                      60,000         3,420,000
                    ----------------------------------------------------------------------------------------------------------------
                    KLM Royal Dutch Airlines NV                                                           112,682         3,141,011
                    ----------------------------------------------------------------------------------------------------------------
                    Mattel, Inc.                                                                           40,000         1,055,000
                    ----------------------------------------------------------------------------------------------------------------
                    McDonald's Corp.                                                                       75,000         3,478,125
                    ----------------------------------------------------------------------------------------------------------------
                    Northwest Airlines Corp., Cl. A(1)                                                     30,000         1,132,500
                    ----------------------------------------------------------------------------------------------------------------
                    Outback Steakhouse, Inc.(1)                                                           190,000         5,367,500
                    ----------------------------------------------------------------------------------------------------------------
                    Outboard Marine Corp.                                                                 275,000         4,606,250
                    ----------------------------------------------------------------------------------------------------------------
                    Pancho's Mexican Buffet, Inc.                                                         100,000           212,500
                    ----------------------------------------------------------------------------------------------------------------
                    Shoney's, Inc.(1)                                                                     150,000         1,368,750
                                                                                                                     --------------
                                                                                                                         34,537,261


                    Statement of Investments   (Continued)
                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Retail: General--1.6%
                    Dillard Department Stores, Inc., Cl. A                                                  5,000    $      170,000
                    ----------------------------------------------------------------------------------------------------------------
                    Dollar General Corp.                                                                  293,750         9,473,437
                    ----------------------------------------------------------------------------------------------------------------
                    Eckerd Corp.(1)                                                                        56,700         1,389,150
                    ----------------------------------------------------------------------------------------------------------------
                    Jones Apparel Group, Inc.(1)                                                           35,000         1,938,125
                    ----------------------------------------------------------------------------------------------------------------
                    Nautica Enterprises, Inc.(1)                                                           25,000           662,500
                    ----------------------------------------------------------------------------------------------------------------
                    Tommy Hilfiger Corp.(1)                                                                60,000         3,007,500
                    ----------------------------------------------------------------------------------------------------------------
                    Waban, Inc.(1)                                                                        165,000         3,506,250
                                                                                                                     --------------
                                                                                                                         20,146,962

------------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--1.4%
                    Bed Bath & Beyond, Inc.(1)                                                            310,000         7,013,750
                    ----------------------------------------------------------------------------------------------------------------
                    Claire's Stores, Inc.                                                                  97,500         3,217,500
                    ----------------------------------------------------------------------------------------------------------------
                    Micro Warehouse, Inc.(1)                                                              200,000         5,375,000
                    ----------------------------------------------------------------------------------------------------------------
                    Rocky Mountain Chocolate Factory, Inc.(1)                                             100,000           837,500
                    ----------------------------------------------------------------------------------------------------------------
                    Ross Stores, Inc.                                                                      15,000           577,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sotheby's Holdings, Inc., Cl. A                                                        95,000         1,472,500
                                                                                                                     --------------
                                                                                                                         18,493,750

------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--13.6%
------------------------------------------------------------------------------------------------------------------------------------
Beverages--1.7%
                    Coca-Cola Co. (The)                                                                   210,000        10,500,000
                    ----------------------------------------------------------------------------------------------------------------
                    PepsiCo, Inc.                                                                         390,000        11,212,500
                                                                                                                     --------------
                                                                                                                         21,712,500

------------------------------------------------------------------------------------------------------------------------------------
Food--1.5%
                    IBP, Inc.                                                                             360,000         8,415,000
                    ----------------------------------------------------------------------------------------------------------------
                    Safeway, Inc.(1)                                                                      150,000         5,437,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sara Lee Corp.                                                                        125,000         3,937,500
                    ----------------------------------------------------------------------------------------------------------------
                    Smithfield Foods, Inc.(1)                                                              60,000         1,665,000
                                                                                                                     --------------
                                                                                                                         19,455,000

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.4%
                    Bristol-Myers Squibb Co.                                                               75,000         6,581,250
                    ----------------------------------------------------------------------------------------------------------------
                    Johnson & Johnson                                                                     200,300         9,864,775
                    ----------------------------------------------------------------------------------------------------------------
                    Merck & Co., Inc.                                                                     140,000         9,187,500
                    ----------------------------------------------------------------------------------------------------------------
                    Pfizer, Inc.                                                                          225,000        15,975,000
                    ----------------------------------------------------------------------------------------------------------------
                    Schering-Plough Corp.                                                                 280,000        15,645,000
                                                                                                                     --------------
                                                                                                                         57,253,525

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &
Services--3.8%
                    Beverly Enterprises, Inc.(1)                                                            5,000            51,250
                    ----------------------------------------------------------------------------------------------------------------
                    Boston Scientific Corp.(1)                                                             35,000         1,605,625
                    ----------------------------------------------------------------------------------------------------------------
                    Collagen Corp.                                                                         75,000         1,481,250
                    ----------------------------------------------------------------------------------------------------------------
                    HealthCare COMPARE Corp.(1)                                                           375,000        16,031,250
                    ----------------------------------------------------------------------------------------------------------------
                    HEALTHSOUTH Corp.(1)                                                                  140,000         4,532,500
                    ----------------------------------------------------------------------------------------------------------------
                    Medtronic, Inc.                                                                       310,000        16,120,000
                    ----------------------------------------------------------------------------------------------------------------
                    Nellcor Puritan Bennett, Inc.(1)                                                       90,000         2,317,500
                    ----------------------------------------------------------------------------------------------------------------
                    Oxford Health Plans, Inc.(1)                                                           55,000         2,516,250
                    ----------------------------------------------------------------------------------------------------------------
                    Sofamor Danek Group, Inc.(1)                                                          115,000         3,306,250
                    ----------------------------------------------------------------------------------------------------------------
                    Summit Technology, Inc.(1)                                                            240,000         1,590,000
                                                                                                                     --------------
                                                                                                                         49,551,875


                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Tobacco--2.2%
                    Philip Morris Cos., Inc.                                                              195,000    $   17,501,250
                    ----------------------------------------------------------------------------------------------------------------
                    UST, Inc.                                                                             350,000        10,500,000
                                                                                                                     --------------
                                                                                                                         28,001,250

------------------------------------------------------------------------------------------------------------------------------------
Energy--1.2%
------------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--0.5%
                    Global Marine, Inc.(1)                                                                 50,000           718,750
                    ----------------------------------------------------------------------------------------------------------------
                    Tidewater, Inc.                                                                       150,000         5,756,250
                                                                                                                     --------------
                                                                                                                          6,475,000

------------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--0.7%
                    Phillips Petroleum Co.                                                                 30,000         1,215,000
                    ----------------------------------------------------------------------------------------------------------------
                    Repsol SA, Sponsored ADR                                                               90,000         2,936,250
                    ----------------------------------------------------------------------------------------------------------------
                    USX-Marathon Group                                                                    250,000         5,218,750
                                                                                                                     --------------
                                                                                                                          9,370,000

------------------------------------------------------------------------------------------------------------------------------------
Financial--17.6%
------------------------------------------------------------------------------------------------------------------------------------
Banks--5.4%
                    Bank of Boston Corp.                                                                  355,000        18,726,250
                    ----------------------------------------------------------------------------------------------------------------
                    Bank of New York Co., Inc. (The)                                                       38,600         1,075,975
                    ----------------------------------------------------------------------------------------------------------------
                    BankAmerica Corp.                                                                      15,000         1,162,500
                    ----------------------------------------------------------------------------------------------------------------
                    Bankers Trust New York Corp.                                                           10,000           777,500
                    ----------------------------------------------------------------------------------------------------------------
                    Cal Fed Bancorp, Inc.(1)                                                               55,000         1,251,250
                    ----------------------------------------------------------------------------------------------------------------
                    Chase Manhattan Corp. (New)                                                           110,000         8,181,250
                    ----------------------------------------------------------------------------------------------------------------
                    First Tennessee National Corp.                                                         30,000         1,023,750
                    ----------------------------------------------------------------------------------------------------------------
                    First Union Corp.                                                                      90,000         5,748,750
                    ----------------------------------------------------------------------------------------------------------------
                    Fleet Financial Group, Inc.                                                           124,996         5,218,583
                    ----------------------------------------------------------------------------------------------------------------
                    Great Western Financial Corp.                                                         131,400         3,252,150
                    ----------------------------------------------------------------------------------------------------------------
                    NationsBank Corp.                                                                      90,000         7,661,250
                    ----------------------------------------------------------------------------------------------------------------
                    Northern Trust Corp.                                                                   25,000         1,640,625
                    ----------------------------------------------------------------------------------------------------------------
                    PNC Bank Corp.                                                                        307,500         9,609,375
                    ----------------------------------------------------------------------------------------------------------------
                    SouthTrust Corp.                                                                      155,000         4,572,500
                    ----------------------------------------------------------------------------------------------------------------
                    SunTrust Banks, Inc.                                                                    5,000           191,875
                                                                                                                     --------------
                                                                                                                         70,093,583

------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--8.5%
                    Advanta Corp., Cl. A                                                                  360,000        17,595,000
                    ----------------------------------------------------------------------------------------------------------------
                    Bear Stearns Cos., Inc.                                                               231,700         5,415,987
                    ----------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.                                                       70,000         6,186,250
                    ----------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn                                                        300,000         9,300,000
                    ----------------------------------------------------------------------------------------------------------------
                    First USA, Inc.                                                                       210,000        11,130,000
                    ----------------------------------------------------------------------------------------------------------------
                    Green Tree Financial Corp.                                                            640,000        22,240,000
                    ----------------------------------------------------------------------------------------------------------------
                    Lehman Brothers Holdings, Inc.                                                        260,000         5,492,500
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc.                                                              20,000         1,225,000
                    ----------------------------------------------------------------------------------------------------------------
                    Morgan Stanley Group, Inc.                                                             25,000         1,193,750
                    ----------------------------------------------------------------------------------------------------------------
                    Price (T. Rowe) Associates                                                             65,000         1,885,000
                    ----------------------------------------------------------------------------------------------------------------
                    Quick & Reilly Group, Inc.                                                             10,000           292,500
                    ----------------------------------------------------------------------------------------------------------------
                    Salomon, Inc.                                                                         137,500         6,187,500
                    ----------------------------------------------------------------------------------------------------------------
                    Student Loan Marketing Assn.                                                          100,000         7,362,500
                    ----------------------------------------------------------------------------------------------------------------
                    Travelers Group, Inc.                                                                 315,000        13,663,125
                                                                                                                     --------------
                                                                                                                        109,169,112


                    Statement of Investments   (Continued)

                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Insurance--3.7%
                    AFLAC, Inc.                                                                           210,000    $    7,218,750
                    ----------------------------------------------------------------------------------------------------------------
                    Allstate Corp.                                                                         65,000         2,900,625
                    ----------------------------------------------------------------------------------------------------------------
                    American International Group, Inc.                                                     15,000         1,425,000
                    ----------------------------------------------------------------------------------------------------------------
                    Conseco, Inc.                                                                          80,000         3,360,000
                    ----------------------------------------------------------------------------------------------------------------
                    Loews Corp.                                                                            80,000         5,980,000
                    ----------------------------------------------------------------------------------------------------------------
                    MGIC Investment Corp.                                                                  15,000           950,625
                    ----------------------------------------------------------------------------------------------------------------
                    Reliastar Financial Corp.                                                             135,000         5,956,875
                    ----------------------------------------------------------------------------------------------------------------
                    SunAmerica, Inc.                                                                      242,500        16,520,313
                    ----------------------------------------------------------------------------------------------------------------
                    USF&G Corp.                                                                           190,000         3,063,750
                                                                                                                     --------------
                                                                                                                         47,375,938

------------------------------------------------------------------------------------------------------------------------------------
Industrial--4.1%
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.3%
                    General Electric Co.                                                                   30,000         2,493,750
                    ----------------------------------------------------------------------------------------------------------------
                    Kemet Corp.(1)                                                                        510,000         8,670,000
                    ----------------------------------------------------------------------------------------------------------------
                    Vishay Intertechnology, Inc.(1)                                                       273,000         5,494,125
                                                                                                                     --------------
                                                                                                                         16,657,875

------------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.1%
                    Owens Corning(1)                                                                       35,000         1,273,125
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.8%
                    Comdisco, Inc.                                                                        307,500         7,995,000
                    ----------------------------------------------------------------------------------------------------------------
                    Growth Environmental, Inc.(1)                                                           2,100                32
                    ----------------------------------------------------------------------------------------------------------------
                    Mercury Air Group, Inc.                                                               121,000           892,375
                    ----------------------------------------------------------------------------------------------------------------
                    Reynolds & Reynolds Co., Cl. A                                                         15,000           751,875
                                                                                                                     --------------
                                                                                                                          9,639,282

------------------------------------------------------------------------------------------------------------------------------------
Manufacturing--1.0%
                    Giddings & Lewis, Inc.                                                                 60,000           780,000
                    ----------------------------------------------------------------------------------------------------------------
                    Kulicke & Soffa Industries, Inc.(1)                                                   225,000         2,221,875
                    ----------------------------------------------------------------------------------------------------------------
                    Mark IV Industries, Inc.                                                               95,000         2,042,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sealed Air Corp.(1)                                                                    70,000         2,651,250
                    ----------------------------------------------------------------------------------------------------------------
                    Textron, Inc.                                                                          15,000         1,280,625
                    ----------------------------------------------------------------------------------------------------------------
                    Trinity Industries, Inc.                                                               25,000           809,375
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Filter Corp.(1)                                                                   30,000           783,750
                    ----------------------------------------------------------------------------------------------------------------
                    Varity Corp.(1)                                                                        50,000         2,512,500
                                                                                                                     --------------
                                                                                                                         13,081,875

------------------------------------------------------------------------------------------------------------------------------------
Transportation--0.9%
                    Canadian Pacific Ltd. (New)                                                           245,000         5,512,500
                    ----------------------------------------------------------------------------------------------------------------
                    CSX Corp.                                                                              50,000         2,531,250
                    ----------------------------------------------------------------------------------------------------------------
                    Illinois Central Corp.                                                                105,000         3,176,250
                                                                                                                     --------------
                                                                                                                         11,220,000

------------------------------------------------------------------------------------------------------------------------------------
Technology--20.5%
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--7.2%
                    Adaptec, Inc.(1)                                                                       55,000         2,743,125
                    ----------------------------------------------------------------------------------------------------------------
                    Cabletron Systems, Inc.(1)                                                            265,000        16,165,000
                    ----------------------------------------------------------------------------------------------------------------
                    Compaq Computer Corp.(1)                                                              250,000        14,156,250
                    ----------------------------------------------------------------------------------------------------------------
                    Dell Computer Corp.(1)                                                                 25,000         1,678,125
                    ----------------------------------------------------------------------------------------------------------------
                    EMC Corp.(1)                                                                          290,000         5,582,500


                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware
(continued)
                    Gateway 2000, Inc.(1)                                                                 500,000    $   22,281,250
                    ----------------------------------------------------------------------------------------------------------------
                    Intergraph Corp.(1)                                                                   300,000         2,737,500
                    ----------------------------------------------------------------------------------------------------------------
                    International Business Machines Corp.                                                  40,000         4,575,000
                    ----------------------------------------------------------------------------------------------------------------
                    Quantum Corp.(1)                                                                      220,000         3,382,500
                    ----------------------------------------------------------------------------------------------------------------
                    Seagate Technology, Inc.(1)                                                           215,000        10,320,000
                    ----------------------------------------------------------------------------------------------------------------
                    Western Digital Corp.(1)                                                              270,000         9,483,750
                                                                                                                     --------------
                                                                                                                         93,105,000

------------------------------------------------------------------------------------------------------------------------------------
Computer Software--6.6%
                    Acclaim Entertainment, Inc.(1)                                                        130,000         1,056,250
                    ----------------------------------------------------------------------------------------------------------------
                    Automatic Data Processing, Inc.                                                       175,000         7,284,375
                    ----------------------------------------------------------------------------------------------------------------
                    BMC Software, Inc.(1)                                                                 300,000        22,350,000
                    ----------------------------------------------------------------------------------------------------------------
                    Broderbund Software, Inc.(1)                                                           30,000           903,750
                    ----------------------------------------------------------------------------------------------------------------
                    Computer Associates International, Inc.                                               232,500        12,206,250
                    ----------------------------------------------------------------------------------------------------------------
                    GTech Holdings Corp.(1)                                                               183,200         5,083,800
                    ----------------------------------------------------------------------------------------------------------------
                    HBO & Co.                                                                              40,000         2,185,000
                    ----------------------------------------------------------------------------------------------------------------
                    Informix Corp.(1)                                                                      25,000           562,500
                    ----------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(1)                                                                    155,000        18,987,500
                    ----------------------------------------------------------------------------------------------------------------
                    Oracle Corp.(1)                                                                        70,000         2,467,500
                    ----------------------------------------------------------------------------------------------------------------
                    Peoplesoft, Inc.(1)                                                                    20,000         1,535,000
                    ----------------------------------------------------------------------------------------------------------------
                    Sterling Software, Inc.(1)                                                             90,000         6,108,750
                    ----------------------------------------------------------------------------------------------------------------
                    System Software Associates, Inc.                                                      380,000         3,990,000
                                                                                                                     --------------
                                                                                                                         84,720,675

------------------------------------------------------------------------------------------------------------------------------------
Electronics--4.8%
                    Applied Materials, Inc.(1)                                                             45,000         1,091,250
                    ----------------------------------------------------------------------------------------------------------------
                    Arrow Electronics, Inc.(1)                                                            215,000         9,809,375
                    ----------------------------------------------------------------------------------------------------------------
                    Cypress Semiconductor Corp.(1)                                                        710,000         8,253,750
                    ----------------------------------------------------------------------------------------------------------------
                    Hewlett-Packard Co.                                                                    30,000         1,312,500
                    ----------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                           100,000         7,981,250
                    ----------------------------------------------------------------------------------------------------------------
                    International Rectifier Corp.(1)                                                      190,000         3,633,750
                    ----------------------------------------------------------------------------------------------------------------
                    Linear Technology Corp.                                                                70,000         2,380,000
                    ----------------------------------------------------------------------------------------------------------------
                    Novellus Systems, Inc.(1)                                                             305,000        11,513,750
                    ----------------------------------------------------------------------------------------------------------------
                    Philips Electronics NV, ADR                                                            80,000         2,710,000
                    ----------------------------------------------------------------------------------------------------------------
                    Tektronix, Inc.                                                                        65,000         2,518,750
                    ----------------------------------------------------------------------------------------------------------------
                    Texas Instruments, Inc.                                                                20,000           935,000
                    ----------------------------------------------------------------------------------------------------------------
                    Varian Associates, Inc.                                                                60,000         2,737,500
                    ----------------------------------------------------------------------------------------------------------------
                    VLSI Technology, Inc.(1)                                                              325,000         4,550,000
                    ----------------------------------------------------------------------------------------------------------------
                    Wyle Electronics                                                                       85,000         2,741,250
                                                                                                                     --------------
                                                                                                                         62,168,125

------------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--1.9%
                    3Com Corp.(1)                                                                         220,000        10,285,000
                    ----------------------------------------------------------------------------------------------------------------
                    AT&T Corp.                                                                            100,000         5,250,000
                    ----------------------------------------------------------------------------------------------------------------
                    L.M. Ericsson Telephone Co., Cl. B, ADR                                                90,000         2,075,625
                    ----------------------------------------------------------------------------------------------------------------
                    Telecom Corp. of New Zealand Ltd., Sponsored ADR                                       75,000         5,737,500
                    ----------------------------------------------------------------------------------------------------------------
                    WorldCom, Inc.(1)                                                                      45,000           945,000
                                                                                                                     --------------
                                                                                                                         24,293,125


                    Statement of Investments   (Continued)
                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Utilities--0.6%
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.3%
                    Empresa Nacional de Electricidad SA, Sponsored ADR                                     75,000    $    4,406,250
------------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.3%
                    Telefonos de Mexico SA, Sponsored ADR                                                 100,000         3,287,500
                                                                                                                     --------------
                    Total Common Stocks (Cost $569,082,827)                                                             886,646,788

                                                                                                          Units
====================================================================================================================================
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                    Windmere-Durable Holdings, Inc. Wts., Exp. 1/98 (Cost $0)                               9,062              --

                                                                                                      Face
                                                                                                      Amount
====================================================================================================================================
Short-Term Notes--23.0%
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealers--3.1%
                    Goldman Sachs & Co., 5.30%, 9/9/96                                                $40,000,000        39,952,889
------------------------------------------------------------------------------------------------------------------------------------
Commercial Finance--3.0%

                    CIT Group Holdings, Inc., 5.29%, 9/26/96                                           38,000,000        37,860,403
------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--3.1%
                    American Express Credit Corp., 5.28%, 9/25/96                                      40,000,000        39,859,200
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--6.2%
                    General Electric Capital Corp., 5.27%, 9/17/96                                     40,000,000        39,906,311
                    ----------------------------------------------------------------------------------------------------------------
                    Household Finance Corp., 5.30%, 10/4/96                                            40,000,000        39,805,667
                                                                                                                     --------------
                                                                                                                         79,711,978
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--2.3%
                    PHH Corp., 5.29%, 10/1/96                                                          30,000,000        29,867,750
------------------------------------------------------------------------------------------------------------------------------------
Special Purpose Financial--5.3%
                    New Center Asset Trust, 5.28%, 9/23/96                                             40,000,000        39,870,933
                    ----------------------------------------------------------------------------------------------------------------
                    Sheffield Receivables Corp., 5.29%, 9/17/96                                        28,985,000        28,916,853
                                                                                                                     --------------
                                                                                                                         68,787,786
                                                                                                                     --------------
                    Total Short-Term Notes (Cost $296,040,006)                                                          296,040,006

====================================================================================================================================
Repurchase Agreement--8.0%
------------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with First Chicago Capital Markets,
                    5.22%, dated 8/30/96, to be repurchased at $103,960,262 on
                    9/3/96, collateralized by U.S. Treasury Nts., 4.75%--9.25%,
                    7/31/97--11/15/04, with a value of $106,024,709
                    (Cost $103,900,000)                                                               103,900,000       103,900,000

------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $969,022,833)                                                              99.8%    1,286,586,794
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                               0.2         2,217,474
                                                                                                      -----------    --------------
Net Assets                                                                                                  100.0%   $1,288,804,268
                                                                                                      ===========    ==============



                    1. Non-income producing security.

                    See accompanying Notes to Financial Statements.


                    Statement of Assets and Liabilities August 31, 1996

====================================================================================================================================
Assets              Investments, at value (cost $969,022,833)--see accompanying statement                            $1,286,586,794
                    ----------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                    106,004
                    ----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Shares of beneficial interest sold                                                                    2,981,317
                    Investments sold                                                                                      1,799,258
                    Interest and dividends                                                                                  955,954
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   195,403
                                                                                                                     --------------
                    Total assets                                                                                      1,292,624,730

====================================================================================================================================
Liabilities         Payables and other liabilities:
                    Shares of beneficial interest redeemed                                                                1,917,067
                    Investments purchased                                                                                   916,250
                    Distribution and service plan fees                                                                      378,016
                    Trustees' fees                                                                                          266,401
                    Shareholder reports                                                                                     182,547
                    Transfer and shareholder servicing agent fees                                                            82,984
                    Dividends                                                                                                25,189
                    Other                                                                                                    52,008
                                                                                                                     --------------
                    Total liabilities                                                                                     3,820,462

====================================================================================================================================
Net Assets                                                                                                           $1,288,804,268
                                                                                                                     ==============

====================================================================================================================================
Composition of      Paid-in capital                                                                                  $  848,772,734
Net Assets          ----------------------------------------------------------------------------------------------------------------
                    Accumulated net investment income                                                                    11,195,907
                    ----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions                                            111,271,666
                    ----------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments--Note 3                                                  317,563,961
                                                                                                                     --------------
                    Net assets                                                                                       $1,288,804,268
                                                                                                                     ===============

====================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets of
                    $1,127,836,241 and 33,479,487 shares of beneficial interest outstanding)                                 $33.69
                    Maximum offering price per share (net asset value plus sales charge
                    of 5.75% of offering price)                                                                              $35.75

                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $137,436,848 and 4,172,024 shares of beneficial interest outstanding)                                 $32.94

                    ----------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $5,034,227 and 150,647 shares of beneficial interest outstanding)                                     $33.42

                    ----------------------------------------------------------------------------------------------------------------
                    Class Y Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $18,496,952 and 549,005 shares of beneficial interest outstanding)                                    $33.69


                    See accompanying Notes to Financial Statements


                    Statements of Operations

                                                                                                         Two Months      Year Ended
                                                                                                         Ended Aug. 31,  June 30,
                                                                                                         1996(1)         1996
====================================================================================================================================
Investment Income   Interest                                                                              $3,381,607    $17,120,681
                    ----------------------------------------------------------------------------------------------------------------
                    Dividends                                                                              2,012,470    10,809,740
                    Foreign withholding taxes                                                                (25,951)     (103,976)
                                                                                                          ----------   ------------
                    Total income                                                                           5,368,126    27,826,445

====================================================================================================================================
Expenses            Management fees--Note 4                                                                1,415,789     7,558,069
                    ----------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                  326,094     1,726,845
                    Class B                                                                                  223,302       904,437
                    Class C                                                                                    6,917        11,561
                    ----------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                    313,235     1,619,012
                    ----------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                       34,863       356,339
                    ----------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                               17,560        64,836
                    ----------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                   15,029        70,515
                    ----------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                       48           626
                    Class B                                                                                    5,288        25,101
                    Class C                                                                                      478         1,191
                    Class Y                                                                                    1,244         3,930
                    ----------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses--Note 1                                                        6,731       134,218
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                         4,571        48,839
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                     11,421        98,330
                                                                                                          ----------   ------------
                    Total expenses                                                                         2,382,570    12,623,849

====================================================================================================================================
Net Investment Income                                                                                      2,985,556    15,202,596

====================================================================================================================================
Realized and        Net realized gain on investments                                                      21,616,200   123,112,424
Unrealized          ----------------------------------------------------------------------------------------------------------------
Gain (Loss)         Net change in unrealized appreciation or depreciation on investments                 (16,129,626)   65,683,680
                                                                                                          ----------   ------------
                    Net realized and unrealized gain                                                       5,486,574   188,796,104

====================================================================================================================================
                    Net Increase in Net Assets Resulting From Operations                                  $8,472,130  $203,998,700
                                                                                                          ==========  ============


                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


                    Statements of Changes in Net Assets


                                                                                    Two Months
                                                                                    Ended Aug. 31,    Year Ended June 30,
                                                                                    1996(1)           1996            1995
===================================================================================================================================
Operations          Net investment income                                           $2,985,556         $15,202,596    $  9,619,976
                    ----------------------------------------------------------------------------------------------------------------
                    Net realized gain                                               21,616,200         123,112,424      85,671,017
                    ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation          (16,129,626)         65,683,680     104,043,105
                                                                                --------------      --------------    ------------
                    Net increase in net assets resulting from operations             8,472,130         203,998,700     199,334,098

===================================================================================================================================
Dividends and       Dividends from net investment income:
Distributions to    Class A                                                               --           (12,145,385)     (5,772,443)
Shareholders        Class B                                                               --              (763,600)        (71,931)
                    Class C                                                               --                (8,006)           --
                    Class Y                                                               --              (111,943)         (1,224)
                    ----------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                               --           (92,881,153)    (67,428,961)
                    Class B                                                               --            (8,596,317)     (1,571,030)
                    Class C                                                               --               (61,792)           --
                    Class Y                                                               --              (783,715)        (13,169)

===================================================================================================================================
Beneficial          Net increase in net assets resulting from beneficial
Interest            interest transactions--Note 2:
Transactions        Class A                                                            307,757         176,397,622      83,386,522
                    Class B                                                          7,152,701          81,183,295      30,660,868
                    Class C                                                          1,404,159           3,526,653            --
                    Class Y                                                          2,233,988          12,281,833       2,984,504

===================================================================================================================================
Net Assets          Total increase                                                  19,570,735         362,036,192     241,507,234
                    ----------------------------------------------------------------------------------------------------------------
                    Beginning of period                                          1,269,233,533         907,197,341     665,690,107
                                                                                --------------      --------------    ------------
                    End of period (including undistributed
                    net investment income of $11,195,907,
                    $8,210,351 and $6,036,689, respectively)                    $1,288,804,268      $1,269,233,533    $907,197,341
                                                                                ==============      ==============    ============


                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


                                               Financial Highlights

                                               Class A
                                               -------------------------------------------------------------------------
                                               Two Months
                                               Ended
                                               August 31,     Year Ended June 30,
                                               1996(2)        1996         1995         1994         1993         1992
========================================================================================================================
Per Share Operating Data:
Net asset value,
beginning of period                            $33.43         $30.80       $26.65       $27.34       $24.94       $21.88
------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income (loss)                      .08            .44          .36          .16          .19          .29
Net realized and
unrealized gain (loss)                            .18           5.70         6.83         (.05)        4.03         3.13
                                               ------         ------       ------       ------       ------       ------
Total income (loss) from
investment operations                             .26           6.14         7.19          .11         4.22         3.42
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               --           (.41)        (.24)        (.16)        (.25)        (.36)
Distributions from net realized gain               --          (3.10)       (2.80)        (.64)       (1.57)          --
                                               ------         ------       ------       ------       ------       ------
Total dividends and distributions
to shareholders                                    --          (3.51)       (3.04)        (.80)       (1.82)        (.36)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $33.69         $33.43       $30.80       $26.65       $27.34       $24.94
                                               ======         ======       ======       ======       ======       ======

========================================================================================================================
Total Return, at Net Asset Value(5)              0.78%         21.00%       29.45%        0.27%       16.88%       15.69%

========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)   $1,127,836     $1,120,046     $860,736     $656,934     $743,830     $630,767
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $1,101,233     $1,018,022     $727,102     $720,765     $710,391     $624,527
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     1.50%(6)       1.43%        1.31%        0.56%        0.72%        1.14%
Expenses                                         1.03%(6)       1.06%        1.05%        1.07%        0.93%        0.90%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        6.3%          38.0%        35.4%        19.8%        23.2%        36.7%
Average brokerage commission rate(8)          $0.0595        $0.0583           --           --           --           --



                                               Financial Highlights (Continued)

                                               Class B                                              Class C
                                               ----------------------------------------------       --------------------
                                               Two Months                                           Two Months   Period
                                               Ended                                                Ended        Ended
                                               August 31,   Year Ended June 30,                     August 31,   June 30,
                                               1996(2)      1996         1995          1994(4)      1996(2)      1996(3)
========================================================================================================================
Per Share Operating Data:
Net asset value,
beginning of period                            $32.74       $30.36       $26.44        $27.02       $33.22       $33.44
------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income (loss)                      .04          .23          .20          (.04)         .02          .40
Net realized and
unrealized gain (loss)                            .16         5.53         6.65           .21          .18         2.88
                                               ------       ------       ------        ------       ------       ------
Total income (loss) from
investment operations                             .20         5.76         6.85           .17          .20         3.28

------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               --         (.28)        (.13)         (.11)          --         (.40)
Distributions from net realized gain               --        (3.10)       (2.80)         (.64)          --        (3.10)
                                               ------       ------       ------        ------       ------       ------
Total dividends and distributions
to shareholders                                    --        (3.38)       (2.93)         (.75)          --        (3.50)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $32.94       $32.74       $30.36        $26.44       $33.42       $33.22
                                               ======       ======       ======        ======       ======       ======

========================================================================================================================
Total Return, at Net Asset Value(5)              0.61%       19.95%       28.22%        (0.20)%       0.60%       10.07%

========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $137,437     $129,484      $43,267        $8,747       $5,034       $3,593
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $131,142     $ 90,501      $18,722        $5,119       $4,105       $1,804
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     0.61%(6)     0.60%        0.44%        (0.22)%(6)    0.44%(6)     0.65%(6)
Expenses                                         1.92%(6)     1.89%        2.02%         1.98%(6)     2.10%(6)     1.81%(6)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        6.3%        38.0%        35.4%         19.8%         6.3%        38.0%
Average brokerage commission rate(8)          $0.0595      $0.0583           --            --      $0.0595      $0.0583



                                               Financial Highlights (Continued)

                                               Class Y
                                               -------------------------------------------
                                               Two Months
                                               Ended
                                               August 31,      Year Ended June 30,
                                               1996(2)        1996        1995      1994(1)
==========================================================================================
Per Share Operating Data:
Net asset value,
beginning of period                            $33.42         $30.80      $26.64    $28.08
------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income (loss)                      .08            .46         .30       .02
Net realized and
unrealized gain (loss)                            .19           5.70        6.92     (1.46)
                                               ------         ------      ------    ------
Total income (loss) from
investment operations                             .27           6.16        7.22     (1.44)
------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               --           (.44)       (.26)       --
Distributions from net realized gain               --          (3.10)      (2.80)       --
                                               ------         ------      ------    ------
Total dividends and distributions
to shareholders                                    --          (3.54)      (3.06)       --
------------------------------------------------------------------------------------------
Net asset value, end of period                 $33.69         $33.42      $30.80    $26.64
                                               ======         ======      ======    ======

==========================================================================================
Total Return, at Net Asset Value(5)              0.81%         21.10%      29.59%    (5.13)%

==========================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)      $18,497        $16,110      $3,189       $ 9
------------------------------------------------------------------------------------------
Average net assets (in thousands)             $16,792       $  9,384      $  536       $10
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     1.67%(6)       1.56%       1.54%     1.09%(6)
Expenses                                         0.87%(6)       0.94%       1.04%     1.25%(6)
------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        6.3%          38.0%       35.4%     19.8%
Average brokerage commission rate(8)          $0.0595        $0.0583          --        --



1. For the period from June 1, 1994 (inception of offering) to June 30, 1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

4. For the period from August 17, 1993 (inception of offering) to June 30, 1994. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $62,748,065 and $55,257,768, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer Growth Fund (the Fund), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1, 1996 to August 31, 1996. The Fund's investment objective is to seek capital appreciation, primarily by investing in stocks of established growth companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the two months ended August 31, 1996, a reduction of $2,937 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $248,209 at August 31, 1996.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

================================================================================
1. Significant
Accounting Policies
(continued)

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                     Two Months Ended Aug. 31, 1996(2) Year Ended June 30, 1996(1)       Year Ended June 30, 1995
                                     --------------------------------  --------------------------        ------------------------
                                     Shares       Amount               Shares       Amount               Shares       Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                 1,266,269    $  42,270,466        8,407,775    $ 275,835,781        5,288,654    $ 147,552,419
Dividends and distributions
  reinvested                              --               --          3,323,811      101,576,179        2,803,654       70,904,457
Redeemed                            (1,295,165)     (41,962,709)      (6,169,610)    (201,014,338)      (4,799,772)    (135,070,354)
                                     ---------    -------------        ---------    -------------        ---------    -------------
Net increase (decrease)                (28,896)   $     307,757        5,561,976    $ 176,397,622        3,292,536    $  83,386,522
                                     =========    =============        =========    =============        =========    =============

-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                   439,943    $  14,333,878        3,119,546    $ 100,609,679        1,407,470    $  39,568,793
Dividends and distributions
  reinvested                              --               --            288,253        8,664,821           64,577        1,618,927
Redeemed                              (223,354)      (7,181,177)        (877,701)     (28,091,205)        (377,530)     (10,526,852)
                                     ---------    -------------        ---------    -------------        ---------    -------------
Net increase                           216,589    $   7,152,701        2,530,098    $  81,183,295        1,094,517    $  30,660,868
                                     =========    =============        =========    =============        =========    =============

-----------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                    45,312    $   1,497,092          111,265    $   3,624,375             --      $        --
Dividends and distributions
  reinvested                              --               --              2,287           69,761             --               --
Redeemed                                (2,825)         (92,933)          (5,392)        (167,483)            --               --
                                     ---------    -------------        ---------    -------------        ---------    -------------
Net increase                            42,487    $   1,404,159          108,160    $   3,526,653             --      $        --
                                     =========    =============        =========    =============        =========    =============

-----------------------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                   101,673    $   3,383,454          439,359    $  14,330,346          113,317    $   3,284,040
Dividends and distributions
  reinvested                              --               --             29,328          895,658              569           14,393
Redeemed                               (34,706)      (1,149,466)         (90,199)      (2,944,171)         (10,692)        (313,929)
                                     ---------    -------------        ---------    -------------        ---------    -------------
Net increase                            66,967    $   2,233,988          378,488    $  12,281,833          103,194    $   2,984,504
                                     =========    =============        =========    =============        =========    =============


1. For the year ended June 30, 1996 for Class A, B and Y shares, and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class C shares.

2. The Fund changed its fiscal year end from June 30 to August 31.


================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized appreciation on investments of $317,563,961 was composed of gross appreciation of $343,437,531, and gross depreciation of $25,873,570.

================================================================================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% on net assets in excess of $800 million. The Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.58% of its net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the two months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $424,452, of which $134,309 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $429,624 and $10,124, of which $25,126 was paid to an affiliated broker/dealer for Class B. During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $60,623 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the two months ended August 31, 1996, OFDI paid $9,657 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the two months ended August 31, 1996, OFDI paid $1,207 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $195,442 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $3,988,986 for Class B.

     The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the two months ended August 31, 1996, OFDI retained $5,934 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $64,346 for Class C.

                             Appendix

                Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048

Transfer and Shareholder Servicing Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, NY 10015

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Gordon Altman Butowsky Weitzen Shalov & Wein
     114 West 47th Street
     New York, New York  10036





PX0270

[FRONT COVER]

Oppenheimer Growth Fund
Annual Report August 31, 1996

[PICTURE OF GOURMET SHOP]

                         "We have

                         a lot of

                         important goals,

                         so we need

                         our money

                         to grow solidly

                         over time."

[LOGO] OppenheimerFunds(R)

News

Beat the Average

Cumulative Annual Total Return
for the 3-Year Period Ended
8/31/96:

Oppenheimer Growth Fund
Class A (at net asset value)(1)

57.92%

S&P 500(3)

40.65%

Lipper Growth Funds Average(4)

42.68%

This Fund is for people who want their money to grow for long-term needs and feel most comfortable investing in well-known, established companies.



How Your Fund Is Managed

Oppenheimer Growth Fund invests in stocks to seek capital appreciation. The Fund currently focuses on a diversified portfolio of medium- and large-sized companies that the managers believe have prospects for better-than-expected earnings and whose stock is selling at attractive valuations.

     Growth Fund investments are primarily in well-known growth companies, whose earnings have tended to increase consistently in all types of market conditions.

Performance

Total return at net asset value for the 12 months ended 8/31/96 for Class A, B and Y shares were 16.21%, 15.19% and 16.31%, respectively. Cumulative total return at net asset value for Class C shares since inception on 11/1/95 was 10.73%.(1)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 8/31/96 were 9.52%, 12.69% and 11.97%, respectively. For Class B shares, average annual total returns for the 1-year period ended 8/31/96 and since inception on 8/17/93 were 10.19% and 14.88%, respectively. For Class C shares, cumulative total return since inception on 11/1/95 was 9.74%. For Class Y shares, average annual total returns for the 1-year period and since inception on 6/1/94 were 16.31% and 19.78%, respectively.(2)

Outlook

"Our outlook for the Fund remains very positive. Our plan is to continue to search for companies that exhibit strong long-term growth potential and then purchase them when their prices have come down to what we believe are reasonable levels. We feel that by maintaining this proven strategy and investing accordingly, we have positioned the Fund to exhibit strong performance over the long term."

                                                Robert Doll, Portfolio Manager
                                                              August 31, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower for Class A, B, and C shares if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 8/31/95, 8/31/91 and 8/31/86, after deducting the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 3/15/73. Prior to 4/1/94, the Fund's maximum sales charge for Class A shares was higher, so that actual account performance would have been less. Class B returns show results of hypothetical investments on 8/31/95 and 8/17/93 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns show results of a hypothetical investment on 11/1/95 (inception of class), after the deduction of the 1% contingent deferred sales charge. When such returns are calculated in the same manner for the period ended 9/30/96, they are as follows: for Class A shares, 11.46%, 14.09% and 12.68% for the 1-, 5- and 10-year periods; for Class B shares, 12.23% and 16.31% for the 1-year period and since inception; for Class C shares, cumulative total return since inception was 15.29%; and for Class Y shares, 18.39% and 21.62% for the 1-year period and since inception. An example of the different performance calculations is in the Fund's prospectus.

3. The S&P 500 Index is an unmanaged index of common stocks that is widely recognized as an indicator of overall market performance. The S&P 500 Index includes dividend reinvestments but does not take capital gains distributions into consideration.

4. Source: Lipper Analytical Services, 8/31/96. The Lipper total return average for the 3-year period was for 395 growth funds. The average is shown for comparative purposes only. Oppenheimer Growth Fund is characterized by Lipper as a growth fund. Lipper performance does not take sales charges into consideration.


2    Oppenheimer Growth Fund

[PHOTO-BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Growth Fund


Dear Shareholder,

Over the past few months, the stock market has shown investors just how unpredictable it can be. During this time, the market has experienced some remarkable shifts, both up and down. Despite the recent volatility, we remain optimistic and see this activity as "normal" movement in a bull market rather than the onset of a bear market. Here's why.

     We entered this period agreeing with many experts that the stock market was probably due for some kind of a downturn. After all, we had not experienced any real market correction in six years, making this the longest bull market of the post-World War II era. Although the market did decline significantly in June and July, we believe that long-term it will remain strong for the following three reasons: strong corporate profits; low inflation; and stabilized interest rates.

     First, because corporate profits of U.S. companies had advanced at a double-digit rate between 1992 and 1995, investors had fully expected this year's profit tallies to be flat. But instead, corporate America continued to perform. Corporate profits were strong during the first part of the year due to the fact that many companies reduced their operating expenses and frequently applied their profits to their businesses.

     Second, it is our belief that in today's world, faster economic growth may not necessarily mean higher inflation. For example, despite reports of an increase in hourly wages, inflation has remained low. In fact, our outlook is that inflation will remain under control, primarily because of the Federal Reserve's conservative monetary policy over the last few years as well as the declining federal government deficit which should help the stock market to remain strong.

     Third, the strength of the stock market earlier this year is all the more noteworthy because it came during a time when interest rates moved up sharply--the yield on the benchmark 30-year U.S. Treasury bond rose from under 6% in January to about 7% today. Interest rates have been rising partly because investors are concerned about whether the economy is growing fast enough to generate higher inflation. And, while it's impossible to predict how interest rates will fluctuate, we believe they will stabilize over the next few months. Rest assured, however, that we will continue to monitor this situation very closely and would become very cautious in anticipating the stock market's performance if inflation were to flare up.

     Taking these factors into account this year, our managers have worked hard to strive to meet their Fund's objective--being careful not to abandon their investment styles in response to short-term changes in the market. Additionally, they understand that, historically, a diversified portfolio of stocks has provided superior growth over the long term. With that in mind, it is critical for investors to remain focused on long-term goals and put near-term fluctuations in their proper perspective.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill


September 20, 1996



The Board of Trustees recently decided to change the fiscal year end of this Fund from June 30 to August 31 in order to facilitate the auditing process. Due to this change, the next shareholder report you receive will cover the six-month period ended February 28, 1997.

3    Oppenheimer Growth Fund

Q + A

Q   How has the Fund performed?


An interview with your Fund's managers.

How did the Fund perform over the past two months?

In terms of performance, the Fund has made quite a gain due to the fact we went into this brief period with higher than usual cash level during the month of June, which helped to protect the portfolio when the market was declining in July. So, while we were slightly behind the competition at the end of the second quarter, thanks to our relatively high cash level, we are now nicely positioned year-to-date in the first quartile of our peer group.(1)

What investments made positive contributions to performance?

Part of the Fund's strategy is to look for companies that have the potential for above average earnings growth and are priced below what we feel they are worth. With this in mind, we recently sold a large number of stocks in the portfolio because they hit our price targets. Additionally, with the prices of many stocks having reached all-time highs, we found it difficult to find companies that were affordable and also had attractive earnings potential. However, when the market declined in July and stock prices dropped, we were able to find quite a nice selection of stocks that were reasonably priced.

     The biggest area of increase during this short period was our addition to our holdings in technology stocks, primarily systems software firms and semiconductor companies. We also increased our financial services holdings, adding to our existing positions in brokerage firms and life insurance companies.(2)

Were there any investments that didn't perform as you'd expected?

Some of the chemical and basic materials stocks haven't done as well as we had hoped, specifically, the larger paper


1. Source:Lipper Analytical Services, 8/31/96. Oppenheimer Growth Fund Class A shares for the year-to-date period ended 8/31/96 was ranked 135th out of 673 funds; and for the 1-year period ended 8/31/96, the Fund was 200th out of 621 funds in its category. Oppenheimer Growth Fund is characterized by Lipper as a growth fund. This comparison does not take sales charges into consideration. Past performance is no guarantee for future results.

2. The Fund's portfolio is subject to change.

4    Oppenheimer Growth Fund

Facing page
Top left: Robert Doll, Portfolio
Manager and Executive VP,
Director of Equity Investments

Top right:Michael Levine, Member
of Equity Investments Team

Bottom: Bruce Bartlett, Member
of Equity Investments Team

This page
Top: Jay Tracey, Member of Equity
Investments Team

Bottom: Jane Putnam, Member
of Equity Investments Team


A   Because
of its defensive
position, the
Fund has
made some
real gains.


companies. Although they did well in the early part of the year, once the economy showed signs of slowing and the stock market experienced significant declines, many of these stocks declined also. We had hoped these stocks would come around after the correction, but that doesn't seem to be the case.

What areas of the market are you currently targeting?

We like the technology sector and intend to add to our positions as opportunities present themselves. We are coming into the fourth quarter of the year which is traditionally a very strong period for technology stocks because it's back to school time when demand for computer equipment generally increases. On the corporate end, this is also a strong period because businesses are pressed to spend their budgets before the end of the calendar year. For these two reasons, computer companies historically launch new software products during this period, which cause a whole new wave of computer upgrades, both in the home and office.

     In addition, we favor the financial services stocks and don't see that changing unless interest rates increase significantly from where they are now, particularly short-term interest rates. Going forward to the end of the year, we are working to reduce the cash level in the portfolio. We'd like to get it under 20 percent and we'll do that as more stocks hit our price target.

What is your outlook for the Fund?

Our outlook for the Fund remains very positive. We've recently seen some big swings in the market--but through it all, our investment strategy has remained the same. History has shown us that investors with long-term goals are often well-served by growth-oriented securities and that over time, stocks are among the best-known investments for growth potential. Our plan is to continue to search for companies that exhibit strong long-term growth potential and then purchase them when their prices have come down to what we believe are reasonable levels. We feel that by maintaining this proven strategy and investing accordingly, we have positioned the Fund to exhibit strong performance over the long term. []


5    Oppenheimer Growth Fund

Financials

--------------------------------------------------------------------------------
Contents

Statement of Investments                                                       7
Statement of Assets and Liabilities                                           13
Statements of Operations                                                      14
Statements of Changes in Net Assets                                           15
Financial Highlights                                                          16
Notes to Financial Statements                                                 18
Independent Auditors' Report                                                  21
Federal Income Tax Information                                                22


6    Oppenheimer Growth Fund



                    Statement of Investments August 31, 1996


   Market Value
                                                                                                          Shares
   See Note 1
====================================================================================================================================
Common Stocks--68.8%
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--4.9%
------------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.9%
                    FMC Corp.(1)                                                                           25,000
  $    1,600,000

----------------------------------------------------------------------------------------------------------------
                    Georgia Gulf Corp.                                                                    210,000
       6,615,000

----------------------------------------------------------------------------------------------------------------
                    Morton International, Inc.                                                            180,000
       6,682,500

----------------------------------------------------------------------------------------------------------------
                    Praxair, Inc.                                                                          30,000
       1,233,750

----------------------------------------------------------------------------------------------------------------
                    Terra Industries, Inc.                                                                112,500
       1,490,625

----------------------------------------------------------------------------------------------------------------
                    Union Carbide Corp.                                                                   161,100
       6,967,575

   --------------

       24,589,450

------------------------------------------------------------------------------------------------------------------------------------
Metals--1.2%
                    Asarco, Inc.                                                                          300,000
       7,762,500

----------------------------------------------------------------------------------------------------------------
                    British Steel PLC, ADR                                                                 95,000
       2,766,875

----------------------------------------------------------------------------------------------------------------
                    Cyprus Amax Minerals Co.                                                              140,000
       2,975,000

----------------------------------------------------------------------------------------------------------------
                    LTV Corp.                                                                             195,000
       2,291,250

   --------------

       15,795,625

------------------------------------------------------------------------------------------------------------------------------------
Paper--1.8%
                    Boise Cascade Corp.                                                                   185,000
       6,243,750

----------------------------------------------------------------------------------------------------------------
                    Bowater, Inc.                                                                         315,000
      11,340,000

----------------------------------------------------------------------------------------------------------------
                    Chesapeake Corp.                                                                       65,000
       1,592,500

----------------------------------------------------------------------------------------------------------------
                    Georgia-Pacific Corp.                                                                  15,000
       1,115,625

----------------------------------------------------------------------------------------------------------------
                    Stone Container Corp.                                                                 210,000
       2,913,750

   --------------

       23,205,625

------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--6.3%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.6%
                    Kaufman & Broad Home Corp.                                                             20,000
         245,000

----------------------------------------------------------------------------------------------------------------
                    Navistar International Corp.(1)                                                       555,000
       5,411,250

----------------------------------------------------------------------------------------------------------------
                    Toll Brothers, Inc.(1)                                                                110,000
       1,911,250

   --------------

        7,567,500

------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.7%
                    Alaska Air Group, Inc.(1)                                                              65,000
       1,373,125

----------------------------------------------------------------------------------------------------------------
                    AMR Corp.(1)                                                                           45,000
       3,690,000

----------------------------------------------------------------------------------------------------------------
                    British Airways PLC, Sponsored ADR                                                      5,000
         411,250

----------------------------------------------------------------------------------------------------------------
                    Brunswick Corp.                                                                       250,000
       5,281,250

----------------------------------------------------------------------------------------------------------------
                    Disney (Walt) Co.                                                                      60,000
       3,420,000

----------------------------------------------------------------------------------------------------------------
                    KLM Royal Dutch Airlines NV                                                           112,682
       3,141,011

----------------------------------------------------------------------------------------------------------------
                    Mattel, Inc.                                                                           40,000
       1,055,000

----------------------------------------------------------------------------------------------------------------
                    McDonald's Corp.                                                                       75,000
       3,478,125

----------------------------------------------------------------------------------------------------------------
                    Northwest Airlines Corp., Cl. A(1)                                                     30,000
       1,132,500

----------------------------------------------------------------------------------------------------------------
                    Outback Steakhouse, Inc.(1)                                                           190,000
       5,367,500

----------------------------------------------------------------------------------------------------------------
                    Outboard Marine Corp.                                                                 275,000
       4,606,250

----------------------------------------------------------------------------------------------------------------
                    Pancho's Mexican Buffet, Inc.                                                         100,000
         212,500

----------------------------------------------------------------------------------------------------------------
                    Shoney's, Inc.(1)                                                                     150,000
       1,368,750

   --------------

       34,537,261



7    Oppenheimer Growth Fund


                    Statement of Investments   (Continued)

   Market Value
                                                                                                          Shares
   See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Retail: General--1.6%
                    Dillard Department Stores, Inc., Cl. A                                                  5,000
  $      170,000

----------------------------------------------------------------------------------------------------------------
                    Dollar General Corp.                                                                  293,750
       9,473,437

----------------------------------------------------------------------------------------------------------------
                    Eckerd Corp.(1)                                                                        56,700
       1,389,150

----------------------------------------------------------------------------------------------------------------
                    Jones Apparel Group, Inc.(1)                                                           35,000
       1,938,125

----------------------------------------------------------------------------------------------------------------
                    Nautica Enterprises, Inc.(1)                                                           25,000
         662,500

----------------------------------------------------------------------------------------------------------------
                    Tommy Hilfiger Corp.(1)                                                                60,000
       3,007,500

----------------------------------------------------------------------------------------------------------------
                    Waban, Inc.(1)                                                                        165,000
       3,506,250

   --------------

       20,146,962

------------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--1.4%
                    Bed Bath & Beyond, Inc.(1)                                                            310,000
       7,013,750

----------------------------------------------------------------------------------------------------------------
                    Claire's Stores, Inc.                                                                  97,500
       3,217,500

----------------------------------------------------------------------------------------------------------------
                    Micro Warehouse, Inc.(1)                                                              200,000
       5,375,000

----------------------------------------------------------------------------------------------------------------
                    Rocky Mountain Chocolate Factory, Inc.(1)                                             100,000
         837,500

----------------------------------------------------------------------------------------------------------------
                    Ross Stores, Inc.                                                                      15,000
         577,500

----------------------------------------------------------------------------------------------------------------
                    Sotheby's Holdings, Inc., Cl. A                                                        95,000
       1,472,500

   --------------

       18,493,750

------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--13.6%
------------------------------------------------------------------------------------------------------------------------------------
Beverages--1.7%
                    Coca-Cola Co. (The)                                                                   210,000
      10,500,000

----------------------------------------------------------------------------------------------------------------
                    PepsiCo, Inc.                                                                         390,000
      11,212,500

   --------------

       21,712,500

------------------------------------------------------------------------------------------------------------------------------------
Food--1.5%
                    IBP, Inc.                                                                             360,000
       8,415,000

----------------------------------------------------------------------------------------------------------------
                    Safeway, Inc.(1)                                                                      150,000
       5,437,500

----------------------------------------------------------------------------------------------------------------
                    Sara Lee Corp.                                                                        125,000
       3,937,500

----------------------------------------------------------------------------------------------------------------
                    Smithfield Foods, Inc.(1)                                                              60,000
       1,665,000

   --------------

       19,455,000

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.4%
                    Bristol-Myers Squibb Co.                                                               75,000
       6,581,250

----------------------------------------------------------------------------------------------------------------
                    Johnson & Johnson                                                                     200,300
       9,864,775

----------------------------------------------------------------------------------------------------------------
                    Merck & Co., Inc.                                                                     140,000
       9,187,500

----------------------------------------------------------------------------------------------------------------
                    Pfizer, Inc.                                                                          225,000
      15,975,000

----------------------------------------------------------------------------------------------------------------
                    Schering-Plough Corp.                                                                 280,000
      15,645,000

   --------------

       57,253,525

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &
Services--3.8%
                    Beverly Enterprises, Inc.(1)                                                            5,000
          51,250

----------------------------------------------------------------------------------------------------------------
                    Boston Scientific Corp.(1)                                                             35,000
       1,605,625

----------------------------------------------------------------------------------------------------------------
                    Collagen Corp.                                                                         75,000
       1,481,250

----------------------------------------------------------------------------------------------------------------
                    HealthCare COMPARE Corp.(1)                                                           375,000
      16,031,250

----------------------------------------------------------------------------------------------------------------
                    HEALTHSOUTH Corp.(1)                                                                  140,000
       4,532,500

----------------------------------------------------------------------------------------------------------------
                    Medtronic, Inc.                                                                       310,000
      16,120,000

----------------------------------------------------------------------------------------------------------------
                    Nellcor Puritan Bennett, Inc.(1)                                                       90,000
       2,317,500

----------------------------------------------------------------------------------------------------------------
                    Oxford Health Plans, Inc.(1)                                                           55,000
       2,516,250

----------------------------------------------------------------------------------------------------------------
                    Sofamor Danek Group, Inc.(1)                                                          115,000
       3,306,250

----------------------------------------------------------------------------------------------------------------
                    Summit Technology, Inc.(1)                                                            240,000
       1,590,000

   --------------

       49,551,875


8 Oppenheimer Growth Fund



   Market Value
                                                                                                          Shares
   See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Tobacco--2.2%
                    Philip Morris Cos., Inc.                                                              195,000
  $   17,501,250

----------------------------------------------------------------------------------------------------------------
                    UST, Inc.                                                                             350,000
      10,500,000

   --------------

       28,001,250

------------------------------------------------------------------------------------------------------------------------------------
Energy--1.2%
------------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--0.5%
                    Global Marine, Inc.(1)                                                                 50,000
         718,750

----------------------------------------------------------------------------------------------------------------
                    Tidewater, Inc.                                                                       150,000
       5,756,250

   --------------

        6,475,000

------------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--0.7%
                    Phillips Petroleum Co.                                                                 30,000
       1,215,000

----------------------------------------------------------------------------------------------------------------
                    Repsol SA, Sponsored ADR                                                               90,000
       2,936,250

----------------------------------------------------------------------------------------------------------------
                    USX-Marathon Group                                                                    250,000
       5,218,750

   --------------

        9,370,000

------------------------------------------------------------------------------------------------------------------------------------
Financial--17.6%
------------------------------------------------------------------------------------------------------------------------------------
Banks--5.4%
                    Bank of Boston Corp.                                                                  355,000
      18,726,250

----------------------------------------------------------------------------------------------------------------
                    Bank of New York Co., Inc. (The)                                                       38,600
       1,075,975

----------------------------------------------------------------------------------------------------------------
                    BankAmerica Corp.                                                                      15,000
       1,162,500

----------------------------------------------------------------------------------------------------------------
                    Bankers Trust New York Corp.                                                           10,000
         777,500

----------------------------------------------------------------------------------------------------------------
                    Cal Fed Bancorp, Inc.(1)                                                               55,000
       1,251,250

----------------------------------------------------------------------------------------------------------------
                    Chase Manhattan Corp. (New)                                                           110,000
       8,181,250

----------------------------------------------------------------------------------------------------------------
                    First Tennessee National Corp.                                                         30,000
       1,023,750

----------------------------------------------------------------------------------------------------------------
                    First Union Corp.                                                                      90,000
       5,748,750

----------------------------------------------------------------------------------------------------------------
                    Fleet Financial Group, Inc.                                                           124,996
       5,218,583

----------------------------------------------------------------------------------------------------------------
                    Great Western Financial Corp.                                                         131,400
       3,252,150

----------------------------------------------------------------------------------------------------------------
                    NationsBank Corp.                                                                      90,000
       7,661,250

----------------------------------------------------------------------------------------------------------------
                    Northern Trust Corp.                                                                   25,000
       1,640,625

----------------------------------------------------------------------------------------------------------------
                    PNC Bank Corp.                                                                        307,500
       9,609,375

----------------------------------------------------------------------------------------------------------------
                    SouthTrust Corp.                                                                      155,000
       4,572,500

----------------------------------------------------------------------------------------------------------------
                    SunTrust Banks, Inc.                                                                    5,000
         191,875

   --------------

       70,093,583

------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--8.5%
                    Advanta Corp., Cl. A                                                                  360,000
      17,595,000

----------------------------------------------------------------------------------------------------------------
                    Bear Stearns Cos., Inc.                                                               231,700
       5,415,987

----------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.                                                       70,000
       6,186,250

----------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn                                                        300,000
       9,300,000

----------------------------------------------------------------------------------------------------------------
                    First USA, Inc.                                                                       210,000
      11,130,000

----------------------------------------------------------------------------------------------------------------
                    Green Tree Financial Corp.                                                            640,000
      22,240,000

----------------------------------------------------------------------------------------------------------------
                    Lehman Brothers Holdings, Inc.                                                        260,000
       5,492,500

----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc.                                                              20,000
       1,225,000

----------------------------------------------------------------------------------------------------------------
                    Morgan Stanley Group, Inc.                                                             25,000
       1,193,750

----------------------------------------------------------------------------------------------------------------
                    Price (T. Rowe) Associates                                                             65,000
       1,885,000

----------------------------------------------------------------------------------------------------------------
                    Quick & Reilly Group, Inc.                                                             10,000
         292,500

----------------------------------------------------------------------------------------------------------------
                    Salomon, Inc.                                                                         137,500
       6,187,500

----------------------------------------------------------------------------------------------------------------
                    Student Loan Marketing Assn.                                                          100,000
       7,362,500

----------------------------------------------------------------------------------------------------------------
                    Travelers Group, Inc.                                                                 315,000
      13,663,125

   --------------

      109,169,112


9    Oppenheimer Growth Fund


                    Statement of Investments   (Continued)


      Market Value
                                                                                                          Shares
      See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Insurance--3.7%
                    AFLAC, Inc.                                                                           210,000
  $    7,218,750

----------------------------------------------------------------------------------------------------------------
                    Allstate Corp.                                                                         65,000
       2,900,625

----------------------------------------------------------------------------------------------------------------
                    American International Group, Inc.                                                     15,000
       1,425,000

----------------------------------------------------------------------------------------------------------------
                    Conseco, Inc.                                                                          80,000
       3,360,000

----------------------------------------------------------------------------------------------------------------
                    Loews Corp.                                                                            80,000
       5,980,000

----------------------------------------------------------------------------------------------------------------
                    MGIC Investment Corp.                                                                  15,000
         950,625

----------------------------------------------------------------------------------------------------------------
                    Reliastar Financial Corp.                                                             135,000
       5,956,875

----------------------------------------------------------------------------------------------------------------
                    SunAmerica, Inc.                                                                      242,500
      16,520,313

----------------------------------------------------------------------------------------------------------------
                    USF&G Corp.                                                                           190,000
       3,063,750

   --------------

       47,375,938

------------------------------------------------------------------------------------------------------------------------------------
Industrial--4.1%
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.3%
                    General Electric Co.                                                                   30,000
       2,493,750

----------------------------------------------------------------------------------------------------------------
                    Kemet Corp.(1)                                                                        510,000
       8,670,000

----------------------------------------------------------------------------------------------------------------
                    Vishay Intertechnology, Inc.(1)                                                       273,000
       5,494,125

   --------------

       16,657,875

------------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.1%
                    Owens Corning(1)                                                                       35,000
       1,273,125
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.8%
                    Comdisco, Inc.                                                                        307,500
       7,995,000

----------------------------------------------------------------------------------------------------------------
                    Growth Environmental, Inc.(1)                                                           2,100
              32

----------------------------------------------------------------------------------------------------------------
                    Mercury Air Group, Inc.                                                               121,000
         892,375

----------------------------------------------------------------------------------------------------------------
                    Reynolds & Reynolds Co., Cl. A                                                         15,000
         751,875

   --------------

        9,639,282

------------------------------------------------------------------------------------------------------------------------------------
Manufacturing--1.0%
                    Giddings & Lewis, Inc.                                                                 60,000
         780,000

----------------------------------------------------------------------------------------------------------------
                    Kulicke & Soffa Industries, Inc.(1)                                                   225,000
       2,221,875

----------------------------------------------------------------------------------------------------------------
                    Mark IV Industries, Inc.                                                               95,000
       2,042,500

----------------------------------------------------------------------------------------------------------------
                    Sealed Air Corp.(1)                                                                    70,000
       2,651,250

----------------------------------------------------------------------------------------------------------------
                    Textron, Inc.                                                                          15,000
       1,280,625

----------------------------------------------------------------------------------------------------------------
                    Trinity Industries, Inc.                                                               25,000
         809,375

----------------------------------------------------------------------------------------------------------------
                    U.S. Filter Corp.(1)                                                                   30,000
         783,750

----------------------------------------------------------------------------------------------------------------
                    Varity Corp.(1)                                                                        50,000
       2,512,500

   --------------

       13,081,875

------------------------------------------------------------------------------------------------------------------------------------
Transportation--0.9%
                    Canadian Pacific Ltd. (New)                                                           245,000
       5,512,500

----------------------------------------------------------------------------------------------------------------
                    CSX Corp.                                                                              50,000
       2,531,250

----------------------------------------------------------------------------------------------------------------
                    Illinois Central Corp.                                                                105,000
       3,176,250

   --------------

       11,220,000

------------------------------------------------------------------------------------------------------------------------------------
Technology--20.5%
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--7.2%
                    Adaptec, Inc.(1)                                                                       55,000
       2,743,125

----------------------------------------------------------------------------------------------------------------
                    Cabletron Systems, Inc.(1)                                                            265,000
      16,165,000

----------------------------------------------------------------------------------------------------------------
                    Compaq Computer Corp.(1)                                                              250,000
      14,156,250

----------------------------------------------------------------------------------------------------------------
                    Dell Computer Corp.(1)                                                                 25,000
       1,678,125

----------------------------------------------------------------------------------------------------------------
                    EMC Corp.(1)                                                                          290,000
       5,582,500



10  Oppenheimer Growth Fund



   Market Value
                                                                                                          Shares
   See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware
(continued)
                    Gateway 2000, Inc.(1)                                                                 500,000
  $   22,281,250

----------------------------------------------------------------------------------------------------------------
                    Intergraph Corp.(1)                                                                   300,000
       2,737,500

----------------------------------------------------------------------------------------------------------------
                    International Business Machines Corp.                                                  40,000
       4,575,000

----------------------------------------------------------------------------------------------------------------
                    Quantum Corp.(1)                                                                      220,000
       3,382,500

----------------------------------------------------------------------------------------------------------------
                    Seagate Technology, Inc.(1)                                                           215,000
      10,320,000

----------------------------------------------------------------------------------------------------------------
                    Western Digital Corp.(1)                                                              270,000
       9,483,750

   --------------

       93,105,000

------------------------------------------------------------------------------------------------------------------------------------
Computer Software--6.6%
                    Acclaim Entertainment, Inc.(1)                                                        130,000
       1,056,250

----------------------------------------------------------------------------------------------------------------
                    Automatic Data Processing, Inc.                                                       175,000
       7,284,375

----------------------------------------------------------------------------------------------------------------
                    BMC Software, Inc.(1)                                                                 300,000
      22,350,000

----------------------------------------------------------------------------------------------------------------
                    Broderbund Software, Inc.(1)                                                           30,000
         903,750

----------------------------------------------------------------------------------------------------------------
                    Computer Associates International, Inc.                                               232,500
      12,206,250

----------------------------------------------------------------------------------------------------------------
                    GTech Holdings Corp.(1)                                                               183,200
       5,083,800

----------------------------------------------------------------------------------------------------------------
                    HBO & Co.                                                                              40,000
       2,185,000

----------------------------------------------------------------------------------------------------------------
                    Informix Corp.(1)                                                                      25,000
         562,500

----------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(1)                                                                    155,000
      18,987,500

----------------------------------------------------------------------------------------------------------------
                    Oracle Corp.(1)                                                                        70,000
       2,467,500

----------------------------------------------------------------------------------------------------------------
                    Peoplesoft, Inc.(1)                                                                    20,000
       1,535,000

----------------------------------------------------------------------------------------------------------------
                    Sterling Software, Inc.(1)                                                             90,000
       6,108,750

----------------------------------------------------------------------------------------------------------------
                    System Software Associates, Inc.                                                      380,000
       3,990,000

   --------------

       84,720,675

------------------------------------------------------------------------------------------------------------------------------------
Electronics--4.8%
                    Applied Materials, Inc.(1)                                                             45,000
       1,091,250

----------------------------------------------------------------------------------------------------------------
                    Arrow Electronics, Inc.(1)                                                            215,000
       9,809,375

----------------------------------------------------------------------------------------------------------------
                    Cypress Semiconductor Corp.(1)                                                        710,000
       8,253,750

----------------------------------------------------------------------------------------------------------------
                    Hewlett-Packard Co.                                                                    30,000
       1,312,500

----------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                           100,000
       7,981,250

----------------------------------------------------------------------------------------------------------------
                    International Rectifier Corp.(1)                                                      190,000
       3,633,750

----------------------------------------------------------------------------------------------------------------
                    Linear Technology Corp.                                                                70,000
       2,380,000

----------------------------------------------------------------------------------------------------------------
                    Novellus Systems, Inc.(1)                                                             305,000
      11,513,750

----------------------------------------------------------------------------------------------------------------
                    Philips Electronics NV, ADR                                                            80,000
       2,710,000

----------------------------------------------------------------------------------------------------------------
                    Tektronix, Inc.                                                                        65,000
       2,518,750

----------------------------------------------------------------------------------------------------------------
                    Texas Instruments, Inc.                                                                20,000
         935,000

----------------------------------------------------------------------------------------------------------------
                    Varian Associates, Inc.                                                                60,000
       2,737,500

----------------------------------------------------------------------------------------------------------------
                    VLSI Technology, Inc.(1)                                                              325,000
       4,550,000

----------------------------------------------------------------------------------------------------------------
                    Wyle Electronics                                                                       85,000
       2,741,250

   --------------

       62,168,125

------------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--1.9%
                    3Com Corp.(1)                                                                         220,000
      10,285,000

----------------------------------------------------------------------------------------------------------------
                    AT&T Corp.                                                                            100,000
       5,250,000

----------------------------------------------------------------------------------------------------------------
                    L.M. Ericsson Telephone Co., Cl. B, ADR                                                90,000
       2,075,625

----------------------------------------------------------------------------------------------------------------
                    Telecom Corp. of New Zealand Ltd., Sponsored ADR                                       75,000
       5,737,500

----------------------------------------------------------------------------------------------------------------
                    WorldCom, Inc.(1)                                                                      45,000
         945,000

   --------------

       24,293,125


11  Oppenheimer Growth Fund


                    Statement of Investments   (Continued)

   Market Value
                                                                                                          Shares
   See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Utilities--0.6%
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.3%
                    Empresa Nacional de Electricidad SA, Sponsored ADR                                     75,000
  $    4,406,250
------------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.3%
                    Telefonos de Mexico SA, Sponsored ADR                                                 100,000
       3,287,500

   --------------
                    Total Common Stocks (Cost $569,082,827)
      886,646,788

                                                                                                          Units
====================================================================================================================================
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                    Windmere-Durable Holdings, Inc. Wts., Exp. 1/98 (Cost $0)                               9,062
            --

                                                                                                      Face
                                                                                                      Amount
====================================================================================================================================
Short-Term Notes--23.0%
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealers--3.1%
                    Goldman Sachs & Co., 5.30%, 9/9/96                                                $40,000,000
      39,952,889
------------------------------------------------------------------------------------------------------------------------------------
Commercial Finance--3.0%

                    CIT Group Holdings, Inc., 5.29%, 9/26/96                                           38,000,000
      37,860,403
------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--3.1%
                    American Express Credit Corp., 5.28%, 9/25/96                                      40,000,000
      39,859,200
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--6.2%
                    General Electric Capital Corp., 5.27%, 9/17/96                                     40,000,000
      39,906,311

----------------------------------------------------------------------------------------------------------------
                    Household Finance Corp., 5.30%, 10/4/96                                            40,000,000
      39,805,667

   --------------

       79,711,978
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--2.3%
                    PHH Corp., 5.29%, 10/1/96                                                          30,000,000
      29,867,750
------------------------------------------------------------------------------------------------------------------------------------
Special Purpose Financial--5.3%
                    New Center Asset Trust, 5.28%, 9/23/96                                             40,000,000
      39,870,933

----------------------------------------------------------------------------------------------------------------
                    Sheffield Receivables Corp., 5.29%, 9/17/96                                        28,985,000
      28,916,853

   --------------

       68,787,786

   --------------
                    Total Short-Term Notes (Cost $296,040,006)
      296,040,006

====================================================================================================================================
Repurchase Agreement--8.0%
------------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with First Chicago Capital Markets,
                    5.22%, dated 8/30/96, to be repurchased at $103,960,262 on
                    9/3/96, collateralized by U.S. Treasury Nts., 4.75%--9.25%,
                    7/31/97--11/15/04, with a value of $106,024,709
                    (Cost $103,900,000)                                                               103,900,000
     103,900,000

------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $969,022,833)                                                              99.8%
  1,286,586,794
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                               0.2
       2,217,474
                                                                                                      -----------
  --------------
Net Assets                                                                                                  100.0%
 $1,288,804,268
                                                                                                      ===========
  ==============



                    1. Non-income producing security.

                    See accompanying Notes to Financial Statements.


12  Oppenheimer Growth Fund


                    Statement of Assets and Liabilities August 31, 1996

====================================================================================================================================
Assets              Investments, at value (cost $969,022,833)--see accompanying statement
   $1,286,586,794

----------------------------------------------------------------------------------------------------------------
                    Cash
          106,004

----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Shares of beneficial interest sold
        2,981,317
                    Investments sold
        1,799,258
                    Interest and dividends
          955,954

----------------------------------------------------------------------------------------------------------------
                    Other
          195,403

   --------------
                    Total assets
    1,292,624,730

====================================================================================================================================
Liabilities         Payables and other liabilities:
                    Shares of beneficial interest redeemed
        1,917,067
                    Investments purchased
          916,250
                    Distribution and service plan fees
          378,016
                    Trustees' fees
          266,401
                    Shareholder reports
          182,547
                    Transfer and shareholder servicing agent fees
           82,984
                    Dividends
           25,189
                    Other
           52,008

   --------------
                    Total liabilities
        3,820,462

====================================================================================================================================
Net Assets
   $1,288,804,268

   ==============

====================================================================================================================================
Composition of      Paid-in capital
   $  848,772,734
Net Assets
----------------------------------------------------------------------------------------------------------------
                    Accumulated net investment income
       11,195,907

----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions
      111,271,666

----------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments--Note 3
      317,563,961

   --------------
                    Net assets
   $1,288,804,268

   ===============

====================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets of
                    $1,127,836,241 and 33,479,487 shares of beneficial interest outstanding)
           $33.69
                    Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
           $35.75


----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $137,436,848 and 4,172,024 shares of beneficial interest outstanding)
           $32.94


----------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $5,034,227 and 150,647 shares of beneficial interest outstanding)
           $33.42


----------------------------------------------------------------------------------------------------------------
                    Class Y Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $18,496,952 and 549,005 shares of beneficial interest outstanding)
           $33.69


                    See accompanying Notes to Financial Statements


13   Oppenheimer Growth Fund


                    Statements of Operations

                                                                                                         Two Months
    Year Ended
                                                                                                         Ended Aug.
31,  June 30,
                                                                                                         1996(1)
       1996
====================================================================================================================================
Investment Income   Interest                                                                              $3,381,607
  $17,120,681

----------------------------------------------------------------------------------------------------------------
                    Dividends                                                                              2,012,470
  10,809,740
                    Foreign withholding taxes
(25,951)     (103,976)
                                                                                                          ----------
 ------------
                    Total income                                                                           5,368,126
  27,826,445

====================================================================================================================================
Expenses            Management fees--Note 4                                                                1,415,789
   7,558,069

----------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                  326,094
   1,726,845
                    Class B                                                                                  223,302
     904,437
                    Class C                                                                                    6,917
      11,561

----------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                    313,235
   1,619,012

----------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                       34,863
     356,339

----------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                               17,560
      64,836

----------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                   15,029
      70,515

----------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A
48           626
                    Class B                                                                                    5,288
      25,101
                    Class C
478         1,191
                    Class Y                                                                                    1,244
       3,930

----------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses--Note 1                                                        6,731
     134,218

----------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                         4,571
      48,839

----------------------------------------------------------------------------------------------------------------
                    Other                                                                                     11,421
      98,330
                                                                                                          ----------
 ------------
                    Total expenses                                                                         2,382,570
  12,623,849

====================================================================================================================================
Net Investment Income                                                                                      2,985,556
  15,202,596

====================================================================================================================================
Realized and        Net realized gain on investments                                                      21,616,200
 123,112,424
Unrealized
----------------------------------------------------------------------------------------------------------------
Gain (Loss)         Net change in unrealized appreciation or depreciation on investments
(16,129,626)   65,683,680
                                                                                                          ----------
 ------------
                    Net realized and unrealized gain                                                       5,486,574
 188,796,104

====================================================================================================================================
                    Net Increase in Net Assets Resulting From Operations                                  $8,472,130
$203,998,700
                                                                                                          ==========
============


                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


14  Oppenheimer Growth Fund


                    Statements of Changes in Net Assets


                                                                                    Two Months
                                                                                    Ended Aug. 31,    Year Ended
June 30,
                                                                                    1996(1)           1996
    1995
===================================================================================================================================
Operations          Net investment income                                           $2,985,556         $15,202,596
  $  9,619,976

----------------------------------------------------------------------------------------------------------------
                    Net realized gain                                               21,616,200         123,112,424
    85,671,017

----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation          (16,129,626)         65,683,680
   104,043,105
                                                                                --------------      --------------
  ------------
                    Net increase in net assets resulting from operations             8,472,130         203,998,700
   199,334,098

===================================================================================================================================
Dividends and       Dividends from net investment income:
Distributions to    Class A                                                               --           (12,145,385)
   (5,772,443)
Shareholders        Class B                                                               --              (763,600)
      (71,931)
                    Class C                                                               --                (8,006)
         --
                    Class Y                                                               --              (111,943)
       (1,224)

----------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                               --           (92,881,153)
  (67,428,961)
                    Class B                                                               --            (8,596,317)
   (1,571,030)
                    Class C                                                               --               (61,792)
         --
                    Class Y                                                               --              (783,715)
      (13,169)

===================================================================================================================================
Beneficial          Net increase in net assets resulting from beneficial
Interest            interest transactions--Note 2:
Transactions        Class A                                                            307,757         176,397,622
    83,386,522
                    Class B                                                          7,152,701          81,183,295
    30,660,868
                    Class C                                                          1,404,159           3,526,653
          --
                    Class Y                                                          2,233,988          12,281,833
     2,984,504

===================================================================================================================================
Net Assets          Total increase                                                  19,570,735         362,036,192
   241,507,234

----------------------------------------------------------------------------------------------------------------
                    Beginning of period                                          1,269,233,533         907,197,341
   665,690,107
                                                                                --------------      --------------
  ------------
                    End of period (including undistributed
                    net investment income of $11,195,907,
                    $8,210,351 and $6,036,689, respectively)                    $1,288,804,268      $1,269,233,533
  $907,197,341
                                                                                ==============      ==============
  ============


                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


15  Oppenheimer Growth Fund


                                               Financial Highlights

                                               Class A

-------------------------------------------------------------------------
                                               Two Months

                                               Ended

                                               August 31,     Year Ended June 30,

                                               1996(2)        1996         1995         1994         1993
1992
========================================================================================================================
Per Share Operating Data:
Net asset value,
beginning of period                            $33.43         $30.80       $26.65       $27.34       $24.94
$21.88
------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income (loss)                      .08            .44          .36          .16          .19
   .29
Net realized and
unrealized gain (loss)                            .18           5.70         6.83         (.05)        4.03
  3.13
                                               ------         ------       ------       ------       ------
------
Total income (loss) from
investment operations                             .26           6.14         7.19          .11         4.22
  3.42
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               --           (.41)        (.24)        (.16)        (.25)
  (.36)
Distributions from net realized gain               --          (3.10)       (2.80)        (.64)       (1.57)
    --
                                               ------         ------       ------       ------       ------
------
Total dividends and distributions
to shareholders                                    --          (3.51)       (3.04)        (.80)       (1.82)
  (.36)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $33.69         $33.43       $30.80       $26.65       $27.34
$24.94
                                               ======         ======       ======       ======       ======
======

========================================================================================================================
Total Return, at Net Asset Value(5)              0.78%         21.00%       29.45%        0.27%       16.88%
 15.69%

========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)   $1,127,836     $1,120,046     $860,736     $656,934     $743,830
$630,767
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $1,101,233     $1,018,022     $727,102     $720,765     $710,391
$624,527
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     1.50%(6)       1.43%        1.31%        0.56%        0.72%
  1.14%
Expenses                                         1.03%(6)       1.06%        1.05%        1.07%        0.93%
  0.90%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        6.3%          38.0%        35.4%        19.8%        23.2%
  36.7%
Average brokerage commission rate(8)          $0.0595        $0.0583           --           --           --
    --



                                               Financial Highlights (Continued)

                                               Class B                                              Class C

                                               ----------------------------------------------
--------------------
                                               Two Months                                           Two Months
Period
                                               Ended                                                Ended
Ended
                                               August 31,   Year Ended June 30,                     August 31,
June 30,
                                               1996(2)      1996         1995          1994(4)      1996(2)
1996(3)
========================================================================================================================
Per Share Operating Data:
Net asset value,
beginning of period                            $32.74       $30.36       $26.44        $27.02       $33.22
$33.44
------------------------------------------------------------------------------------------------------------------------
Income (loss) from

investment operations:

Net investment income (loss)                      .04          .23          .20          (.04)         .02
  .40
Net realized and

unrealized gain (loss)                            .16         5.53         6.65           .21          .18
 2.88
                                               ------       ------       ------        ------       ------
------
Total income (loss) from

investment operations                             .20         5.76         6.85           .17          .20
 3.28

------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:

Dividends from net investment income               --         (.28)        (.13)         (.11)          --
 (.40)
Distributions from net realized gain               --        (3.10)       (2.80)         (.64)          --
(3.10)
                                               ------       ------       ------        ------       ------
------
Total dividends and distributions

to shareholders                                    --        (3.38)       (2.93)         (.75)          --
(3.50)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $32.94       $32.74       $30.36        $26.44       $33.42
$33.22
                                               ======       ======       ======        ======       ======
======

========================================================================================================================
Total Return, at Net Asset Value(5)              0.61%       19.95%       28.22%        (0.20)%       0.60%
10.07%

========================================================================================================================
Ratios/Supplemental Data:

Net assets, end of period (in thousands)     $137,437     $129,484      $43,267        $8,747       $5,034
$3,593
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $131,142     $ 90,501      $18,722        $5,119       $4,105
$1,804
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income (loss)                     0.61%(6)     0.60%        0.44%        (0.22)%(6)    0.44%(6)
 0.65%(6)
Expenses                                         1.92%(6)     1.89%        2.02%         1.98%(6)     2.10%(6)
 1.81%(6)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        6.3%        38.0%        35.4%         19.8%         6.3%
 38.0%
Average brokerage commission rate(8)          $0.0595      $0.0583           --            --      $0.0595
$0.0583



                                               Financial Highlights (Continued)

                                               Class Y
                                               -------------------------------------------
                                               Two Months
                                               Ended
                                               August 31,      Year Ended June 30,
                                               1996(2)        1996        1995      1994(1)
==========================================================================================
Per Share Operating Data:
Net asset value,
beginning of period                            $33.42         $30.80      $26.64    $28.08
------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income (loss)                      .08            .46         .30       .02
Net realized and
unrealized gain (loss)                            .19           5.70        6.92     (1.46)
                                               ------         ------      ------    ------
Total income (loss) from
investment operations                             .27           6.16        7.22     (1.44)
------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               --           (.44)       (.26)       --
Distributions from net realized gain               --          (3.10)      (2.80)       --
                                               ------         ------      ------    ------
Total dividends and distributions
to shareholders                                    --          (3.54)      (3.06)       --
------------------------------------------------------------------------------------------
Net asset value, end of period                 $33.69         $33.42      $30.80    $26.64
                                               ======         ======      ======    ======

==========================================================================================
Total Return, at Net Asset Value(5)              0.81%         21.10%      29.59%    (5.13)%

==========================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)      $18,497        $16,110      $3,189       $ 9
------------------------------------------------------------------------------------------
Average net assets (in thousands)             $16,792       $  9,384      $  536       $10
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     1.67%(6)       1.56%       1.54%     1.09%(6)
Expenses                                         0.87%(6)       0.94%       1.04%     1.25%(6)
------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        6.3%          38.0%       35.4%     19.8%
Average brokerage commission rate(8)          $0.0595        $0.0583          --        --



1. For the period from June 1, 1994 (inception of offering) to June 30, 1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

4. For the period from August 17, 1993 (inception of offering) to June 30, 1994. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $62,748,065 and $55,257,768, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


16 & 17 Oppenheimer Growth Fund

Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer Growth Fund (the Fund), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1, 1996 to August 31, 1996. The Fund's investment objective is to seek capital appreciation, primarily by investing in stocks of established growth companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the two months ended August 31, 1996, a reduction of $2,937 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $248,209 at August 31, 1996.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.


18  Oppenheimer Growth Fund

================================================================================
1. Significant
Accounting Policies
(continued)

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                     Two Months Ended Aug. 31, 1996(2) Year Ended June 30, 1996(1)       Year Ended
June 30, 1995
                                     --------------------------------  --------------------------
------------------------
                                     Shares       Amount               Shares       Amount               Shares
    Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                 1,266,269    $  42,270,466        8,407,775    $ 275,835,781        5,288,654
  $ 147,552,419
Dividends and distributions
  reinvested                              --               --          3,323,811      101,576,179        2,803,654
     70,904,457
Redeemed                            (1,295,165)     (41,962,709)      (6,169,610)    (201,014,338)      (4,799,772)
  (135,070,354)
                                     ---------    -------------        ---------    -------------        ---------
  -------------
Net increase (decrease)                (28,896)   $     307,757        5,561,976    $ 176,397,622        3,292,536
  $  83,386,522
                                     =========    =============        =========    =============        =========
  =============

-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                   439,943    $  14,333,878        3,119,546    $ 100,609,679        1,407,470
  $  39,568,793
Dividends and distributions
  reinvested                              --               --            288,253        8,664,821           64,577
      1,618,927
Redeemed                              (223,354)      (7,181,177)        (877,701)     (28,091,205)        (377,530)
   (10,526,852)
                                     ---------    -------------        ---------    -------------        ---------
  -------------
Net increase                           216,589    $   7,152,701        2,530,098    $  81,183,295        1,094,517
  $  30,660,868
                                     =========    =============        =========    =============        =========
  =============

-----------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                    45,312    $   1,497,092          111,265    $   3,624,375             --
    $        --
Dividends and distributions
  reinvested                              --               --              2,287           69,761             --
             --
Redeemed                                (2,825)         (92,933)          (5,392)        (167,483)            --
             --
                                     ---------    -------------        ---------    -------------        ---------
  -------------
Net increase                            42,487    $   1,404,159          108,160    $   3,526,653             --
    $        --
                                     =========    =============        =========    =============        =========
  =============

-----------------------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                   101,673    $   3,383,454          439,359    $  14,330,346          113,317
  $   3,284,040
Dividends and distributions
  reinvested                              --               --             29,328          895,658              569
         14,393
Redeemed                               (34,706)      (1,149,466)         (90,199)      (2,944,171)         (10,692)
      (313,929)
                                     ---------    -------------        ---------    -------------        ---------
  -------------
Net increase                            66,967    $   2,233,988          378,488    $  12,281,833          103,194
  $   2,984,504
                                     =========    =============        =========    =============        =========
  =============


1. For the year ended June 30, 1996 for Class A, B and Y shares, and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class C shares.

2. The Fund changed its fiscal year end from June 30 to August 31.


================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized appreciation on investments of $317,563,961 was composed of gross appreciation of $343,437,531, and gross depreciation of $25,873,570.


19  Oppenheimer Growth Fund

================================================================================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% on net assets in excess of $800 million. The Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.58% of its net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the two months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $424,452, of which $134,309 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $429,624 and $10,124, of which $25,126 was paid to an affiliated broker/dealer for Class B. During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $60,623 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the two months ended August 31, 1996, OFDI paid $9,657 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the two months ended August 31, 1996, OFDI paid $1,207 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $195,442 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $3,988,986 for Class B.

     The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the two months ended August 31, 1996, OFDI retained $5,934 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $64,346 for Class C.


20  Oppenheimer Growth Fund

Independent Auditors' Report

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Growth Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Growth Fund as of August 31, 1996, and the related statements of operations for the two month period then ended and the year ended June 30, 1996, the statements of changes in net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and for each of the years in the five year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 1996, the results of its operations for the two month period then ended and the year ended June 30, 1996, the changes in its net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and each of the years in the five year period ended June 30, 1996, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Denver, Colorado
September 23, 1996


21  Oppenheimer Growth Fund

Federal Income Tax Information (Unaudited)

================================================================================

In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the period ended August 31, 1996 which are not designated as capital gain distributions should be multiplied by 30.61% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


22  Oppenheimer Growth Fund

                      Oppenheimer Growth Fund

================================================================================
Officers and          Leon Levy, Chairman of the Board of Trustees
Trustees              Donald W. Spiro, Vice Chairman of the Board of Trustees
                      Bridget A. Macaskill, Trustee and President
                      Robert G. Galli, Trustee
                      Benjamin Lipstein, Trustee
                      Elizabeth B. Moynihan, Trustee
                      Kenneth A. Randall, Trustee
                      Edward V. Regan, Trustee
                      Russell S. Reynolds, Jr., Trustee
                      Sidney M. Robbins, Trustee
                      Pauline Trigere, Trustee
                      Clayton K. Yeutter, Trustee
                      Robert C. Doll, Jr., Vice President
                      George C. Bowen, Treasurer
                      Robert J. Bishop, Assistant Treasurer
                      Scott T. Farrar, Assistant Treasurer
                      Andrew J. Donohue, Secretary
                      Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser    OppenheimerFunds, Inc.

================================================================================
Distributor           OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and          OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of          The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors  KPMG Peat Marwick LLP

================================================================================
Legal Counsel         Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Growth Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


23  Oppenheimer Growth Fund

[BACK COVER]

Information

General Information
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RA0270.001.0896          October 31, 1996




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OppenheimerFunds Services

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     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

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--------------------------------------------------------------------------------
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                 SUPPLEMENT DATED OCTOBER 8, 1996
                 TO PROSPECTUS DATED MAY 1, 1996

Please read this Supplement carefully and retain it for future reference.

On September 24, 1996, Jefferson-Pilot Corporation ("JPC") and OppenheimerFunds, Inc. signed an acquisition agreement pursuant to which OppenheimerFunds, Inc. will, subject to certain conditions, purchase substantially all of the assets of JP Investment Management Company, investment adviser to Jefferson-Pilot Capital Appreciation Fund, Inc. (the "Fund") and a wholly-owned subsidiary of JPC. In connection with this acquisition, the Board of Directors of the Fund recently met to consider a proposed Reorganization Agreement pursuant to which the Fund would be acquired by and reorganized into the Oppenheimer Growth Fund ("Growth Fund"), a Massachusetts Business Trust which is managed by OppenheimerFunds, Inc. The Board determined that it is in the best interests of the Fund and the Fund's shareholders that the Fund reorganize with Growth Fund and unanimously approved the terms of the Reorganization Agreement and the reorganization transactions to which it relates. The Fund's Board of Directors also determined to recommend to the Fund's shareholders that they approve the Reorganization Agreement.

The Reorganization Agreement will provide for the transfer of substantially all the assets of the Fund to Growth Fund in exchange for the issuance of Class A shares of Growth Fund; the distribution of such shares of Growth Fund to the shareholders of the Fund in liquidation of the Fund; and the cancellation of the outstanding shares of the Fund. As a result of the proposed reorganization, each shareholder of the Fund would likely receive that number of Class A shares of Growth Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of the
Fund.   No sales charge would be imposed on the Growth Fund Class
A shares received by the Fund's shareholders in the reorganization. The reorganization is contemplated to be tax-free, and the Fund will request an opinion of tax counsel to that effect.

Unless otherwise determined by the Fund's Board of Directors, a meeting of the Fund's shareholders is expected to be held on December 3, 1996 to consider the Reorganization Agreement and the reorganization transactions to which it relates. The affirmative vote of a majority of the Fund's outstanding shares is required to approve the Reorganization Agreement and the related transactions. There can be no assurance that the Fund's shareholders will approve the Reorganization Agreement. Details about the Reorganization Agreement and the reorganization transactions to which it relates will be contained in a proxy statement and other soliciting materials to be sent to Fund shareholders of record on October 10, 1996. Persons who first acquire shares of the Fund after this date will not be entitled to vote on the Reorganization Agreement.

                     OPPENHEIMER GROWTH FUND

                            FORM N-14

                              PART C

                        OTHER INFORMATION


Item 15.   Indemnification

     Reference is made to Article IV of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to Registrant's Registration
Statement and incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

   (1) Amended and Restated Declaration of Trust dated as of October 1,1995: Previously filed with Registrant's Post-Effective
Amendment No. 49, 10/27/95, and incorporated herein by reference.

(2) By-Laws (amended as of 8/6/87): Previously filed with Registrant's Post-Effective Amendment No. 30, 10/28/88, refiled with Post-Effective Amendment No. 45 to Registrant's Registration Statement, 8/22/94 pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(3)   Not applicable.

(4) Agreement and Plan of Reorganization: See Exhibit A to Part A of this Registration Statement

(5)  (i)Specimen Share Certificate for Registrant's Class A Shares:
Previously filed with Registrant's Post-Effective Amendment
No. 49, 10/27/95, and incorporated herein by reference.


     (ii) Specimen Share Certificate for Registrant's Class B
Shares: Previously filed with Registrant's Post-Effective Amendment No. 49, 10/27/95, and incorporated herein by reference.

     (iii) Specimen Share Certificate for Registrant's Class C
Shares: Previously filed with Registrant's Post-Effective Amendment No. 49, 10/27/95, and incorporated herein by reference.

      (iv)  Specimen Share Certificate for Registrant's Class Y
Shares:   Previously filed with Registrant's Post-Effective
Amendment No. 49, 10/27/95, and incorporated herein by reference.

(6)   Investment Advisory Agreement dated October 22, 1990:
Previously filed with Registrant's Post-Effective Amendment No. 35, 11/1/90, refiled with Post-Effective Amendment No. 45 to
Registrant's Registration Statement, 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(7)   (i)   General Distributor's Agreement dated December 10,
1992:  Previously filed with Post-Effective Amendment No. 41 to
Registrant's Registration Statement, 7/30/93, and incorporated herein by reference.

      (ii)  Form of Oppenheimer Funds Distributor, Inc. Dealer
Agreement: Filed with Post-Effective Amendment No. 14 to the
Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

     (iii)  Form of Oppenheimer Funds Distributor, Inc. Broker
Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

      (iv)  Form of Oppenheimer Funds Distributor, Inc. Agency
Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

      (v)   Broker Agreement between Oppenheimer Fund Management,
Inc. and Newbridge Securities dated 10/1/86: Filed with Post-Effective Amendment
 No. 25 to Registrant's Registration Statement,
11/1/86, refiled with Post-Effective Amendment No. 45 to
Registrant's Registration Statement, 8/22/94, pursuant to Item
102 of Regulation S-T, and incorporated herein by reference.

(8)   Not Applicable.

(9) Custodian Agreement with The Bank of New York dated August 5, 1992: Previously filed with Post-Effective Amendment No. 44 to
Registrant's Registration Statement, 3/31/94, and incorporated herein by reference.

(10)  (i)   Class A Service Plan and Agreement dated July 1, 1993:
Previously filed with Post-Effective Amendment No. 41 to
Registrant's Registration Statement, 7/30/93, and incorporated herein by reference.


      (ii) Class B Distribution and Service Plan and Agreement dated February 10, 1994: Previously filed with Post-Effective
Amendment No. 45 to Registrant's Registration Statement,
8/22/94, and incorporated herein by reference.

      (iii) Class C Distribution and Service Plan: Previously filed with Registrant's Post-Effective Amendment No. 49, 10/27/95, and incorporated herein by reference.

(11) Opinion and Consent of Counsel dated 10/4/85: Previously filed with Post-Effective Amendment No. 30 to Registrant's Registration Statement, 10/28/88, refiled with Post-Effective Amendment No. 45 of Registrant's Registration Statement, 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(12)Tax Opinion Relating to the Reorganization: Draft Opinion previously filed with Registration Statement of Registrant on Form N-14, 10/13/96, and incorporated herein by reference.

(13) Not applicable.

(14) (i)Consent of KPMG Peat Marwick LLP:  Filed herewith.
     (ii) Consent of McGladrey & Pullen LLP: Filed herewith.

(15) Not applicable.

(16) Powers of Attorney signed by Registrant's Trustees and
Certified Board Resolutions: Previously filed with Post-Effective
Amendment No. 41 to Registrant's Registration Statement, 7/30/93, and incorporated herein by reference.

(17)(i) Declaration of Registrant under Rule 24f-2: Previously filed with Registration Statement of Registrant on Form N-14,
10/13/96, and incorporated herein by reference.

       (ii)(a) Financial Data Schedules of Registrant:  Filed
herewith.
        (b) Financial Data Schedules of Jefferson-Pilot Capital Appreciation Fund, Inc.: Previously filed with Registration Statement of Registrant on Form N-14, 10/13/96, and incorporated
herein by reference.
                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of October, 1996.


                     OPPENHEIMER GROWTH FUND



                  BY:  /s/ Bridget A. Macaskill*
                    -------------------------
                 Bridget A. Macaskill, President

As required by the Securities Act of 1933, this Registration
Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures           Title                    Date
---------            -----                    ----

/s/ Leon Levy*       Chairman of the          October 28, 1996
--------------       Board of Trustees
Leon Levy

/s/ George Bowen*    Chief Financial          October 28, 1996
-----------------    and Accounting
George Bowen         Officer and Treasurer

/s/ Bridget A. Macaskill*     Principal Executive  October 28, 1996
------------------------      Officer, President
Bridget A. Macaskill          and Trustee

/s/ Robert G. Galli*           Trustee             October 28, 1996
-------------------
Robert G. Galli

/s/ Benjamin Lipstein*         Trustee             October 28, 1996
----------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*     Trustee             October 28, 1996
--------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*       Trustee             October 28, 1996
-----------------------
Kenneth A. Randall

/s/ Edward V. Regan*          Trustee              October 28, 1996
--------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*  Trustee             October 28, 1996
-----------------------------
Russell S. Reynolds, Jr.

/s/ Donald W. Spiro*             Trustee           October 28, 1996
--------------------
Donald W. Spiro

/s/ Pauline Trigere*             Trustee           October 28, 1996
--------------------
Pauline Trigere

/s/ Clayton K. Yeutter*          Trustee           October 28, 1996
-----------------------
Clayton K. Yeutter


*By:/s/ Robert G. Zack
    ________________________________
    Robert G. Zack, Attorney-in-Fact


                     OPPENHEIMER GROWTH FUND


                        Index to Exhibits
                       -----------------

Exhibit No.          Description
-----------          -----------

16(14)(i)            Independent Auditors' Consent

16(14)(ii)           Independent Auditors' Consent

16(17)(ii)(a)        Financial Data Schedules